UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-08200

                                 Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                     Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Tammira Philippe, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                     Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family

Annual Report June 30, 2020

AGGRESSIVE INVESTORS 1	BRAGX
ULTRA-SMALL COMPANY	BRUSX

(Open to Existing Investors — Direct Only)
ULTRA-SMALL COMPANY MARKET	BRSIX
SMALL-CAP GROWTH	BRSGX
SMALL-CAP VALUE	BRSVX
BLUE CHIP	BRLIX
MANAGED VOLATILITY	BRBPX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (bridgeway.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-661-3550.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-661-3550 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or to all Funds held with the fund complex if you invest directly with a Fund.

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Bridgeway Funds Standardized Returns as of June 30, 2020* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	15 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Aggressive Investors 1	26.43%	-10.23%	-7.53%	1.68%	9.69%	4.17%	11.18%	8/5/1994	0.35%	0.35%
Ultra-Small Company	39.98%	-9.11%	-7.63%	-2.72%	5.76%	3.64%	11.47%	8/5/1994	2.13%	2.13%
Ultra-Small Co Market	34.41%	-14.29%	-10.99%	0.16%	8.58%	4.58%	8.71%	7/31/1997	0.96%[1]	0.94%[1]
Small-Cap Growth	29.98%	-18.16%	-14.46%	1.90%	9.86%	4.54%	5.26%	10/31/2003	1.11%[1]	0.94%[1]
Small-Cap Value	19.88%	-22.70%	-16.43%	-1.01%	6.97%	3.92%	5.06%	10/31/2003	1.00%[1]	0.94%[1]
Blue Chip	17.41%	-6.50%	3.49%	10.43%	13.31%	8.61%	7.38%	7/31/1997	0.25%[1]	0.15%[1]
Managed Volatility	7.83%	1.24%	4.45%	3.78%	5.39%	3.63%	3.99%	6/30/2001	1.25%[1]	0.95%[1]

Bridgeway Funds Returns for Calendar Years 2005 through 2019* (Unaudited)

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
Aggressive Investors 1	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%	42.21%	14.99%	-9.82%	19.47%	18.44%	-22.44%	21.85%
Ultra-Small Company	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%	55.77%	-0.56%	-16.12%	14.06%	3.88%	-15.68%	9.51%
Ultra-Small Co Market	4.08%	11.48%	-5.40%	-39.49%	25.96%	24.86%	-7.86%	19.83%	50.91%	4.61%	-8.28%	21.47%	12.47%	-17.12%	15.34%
Small-Cap Growth	18.24%	5.31%	6.87%	-43.48%	15.05%	11.77%	-0.63%	11.05%	48.52%	6.13%	4.93%	16.10%	19.62%	-11.21%	15.10%
Small-Cap Value	18.92%	12.77%	6.93%	-45.57%	26.98%	16.56%	1.05%	20.99%	39.72%	0.79%	-9.43%	26.79%	7.11%	-13.06%	14.98%
Blue Chip	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%	31.67%	11.51%	2.17%	13.18%	18.43%	-1.48%	31.05%
Managed Volatility	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%	9.25%	5.95%	0.17%	2.42%	8.18%	-3.97%	11.88%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit bridgeway.com or call 800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or pay expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2020.

*	Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 800-661-3550 or visit the Funds’ website at bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED)

June 30, 2020

Dear Fellow Shareholders,

Performance across domestic equity markets was generally positive for the June quarter, helping offset losses incurred during the market downturn of February and March and pushing the broad stock market higher for the 12 months ended June 30, 2020. However, smaller stocks continued to lag larger stocks, resulting in small-cap stocks recording negative returns for the fiscal year. Value stocks also continued to underperform growth stocks across size categories. As a result, small-cap value stocks delivered the year’s worst performance. Market highlights appear on page 2. In this environment, the Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and the fiscal year. We hope you find the letters helpful.

Among other benefits, principles help guide investors during difficult markets such as the sharp downturn sparked by the coronavirus pandemic earlier this year. While that sell-off was relatively brief, it exacerbated the decade-long slump that value stocks have experienced relative to growth stocks. However, the market turmoil inspired our team to examine how value stocks historically have performed during and after downturns. The results of this research give us additional optimism that value investors — and particularly investors who pursue a deeper-value approach using multiple value metrics — have the potential for competitive results for staying the course. Read the details in “Stress Test: How Factors Perform Before, During, And After Recessions,” on page 2.

Of course, our country is still dealing with the health and economic impacts of the coronavirus pandemic. The fear and uncertainty generated by this new disease were especially difficult for investors to manage, in part due to how the coronavirus triggered all the major “hot buttons” for how human minds process risk. You can read more about this phenomenon in “The Worst Thing of the Fiscal Year,” on page 6.

We believe that our success as an investment manager is not simply a question of the investment strategies we follow and the portfolios we design. Instead, the principles that guide our firm are the true foundation of prosperity for our clients and our communities. Tammira Philippe shares her thoughts on how we remain true to these core principles in “An Open Letter on Relational Investing,” on page 6.

Finally, as our country continues to reckon with the problem of racial inequality, Bridgeway is standing in solidarity with those who peacefully call for justice and reform. We know that we can and must do better, and we are committed to deep listening, learning, reflecting, and acting to increase our support for organizations working to end systemic racism in America. To help understand the need for change, read Tamla Wilson’s description of her experience as a Black woman in America, in “Transformative Change: Shifting from Anger to Action,” on page 8.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED) (continued)

Market Review

Domestic equity markets strongly rebounded in the quarter ended June 30, 2020, offsetting losses incurred during the coronavirus-related sell-off in February and March. Investors reacted positively to government stimulus efforts and promising news about potential COVID-19 vaccine candidates, but the pace of gains slowed later in the quarter as coronavirus outbreaks flared up in parts of the country. The S&P 500 returned +20.5% for the quarter and the Dow Jones Industrial Average (DJIA) returned +18.5%. For the fiscal year, the S&P 500 and the DJIA returned +7.5% and -0.54%, respectively.

All U.S. equity style categories, as defined by Russell Indices, recorded positive returns for the quarter. However, smaller stocks outperformed larger stocks across style categories, and growth stocks outperformed value stocks. As a result, small-cap growth stocks had the best performance during the quarter, returning +30.58%, while large-cap value stocks lagged on a relative basis, returning +14.29%.

All sectors of the S&P 500 had positive returns for the quarter. The Consumer Discretionary sector led the gains, returning +32.8%, followed by Energy and Information Technology, both returning +30.5%. The Utilities sector delivered the lowest returns (+2.7%).

Below are the stock market style box returns for the quarter and the calendar year.

	Quarter Ended June 30, 2020				Fiscal Year Ended June 30, 2020
	Value	All	Growth		Value	All	Growth
Large	14.29%	21.82%	27.84%	Large	8.84%	7.48%	23.28%
Mid	19.95%	24.61%	30.26%	Mid	-11.81%	-2.24%	11.91%
Small	18.91%	25.42%	30.58%	Small	-17.48%	-6.63%	3.48%

Stress Test: How Factors Perform Before, During, And After Recessions

By Andrew L. Berkin, Ph.D., Head of Research, and Geoffrey G. Crumrine, Head of Client Service and Marketing

Examining factor returns from past recessions reinforces the importance of diversification and the dangers of market timing

It’s official. On June 8, 2020, the National Bureau of Economic Research (NBER) declared that the United States entered a recession in February of this year. Somewhat anomalously, on that same day the S&P 500 gained 1.21% to move back into positive territory for 2020. After falling roughly 33% from its high to usher in a bear market, the index rallied nearly 45% from its lows on March 23 through the date of NBER’s recession announcement.

So, while it is bad times for the economy, the stock market is regaining its former euphoria. It’s understandable if investors are wondering what this means for stocks going forward, and for the factors that shape their returns. While we can’t predict the future, we can examine how these factors have performed during past recessions — and what happened before and after those events.

Bridgeway’s research into past recessions uncovered data that reminds investors that it’s risky to try to time both the economic cycle and market’s performance. Individual factors don’t move in lockstep during recessions. Some, like momentum, hold up fairly well. Others, like small size and value, lag. However, our research on past recessions also shows that factor performance can turn around quickly, with small size and value enjoying strong returns in post-recessionary periods. We believe this encouraging evidence reinforces the importance of diversifying portfolios across factors and staying the course.

2	Annual Report | June 30, 2020

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED) (continued)

A Historical Look at Factor Returns and Recessions

What are Factors?

Factors are the specific characteristics of stocks and other securities that both drive their returns and explain their performance across different market conditions and business cycles.

Over the very long run, stocks and the economy are related. A better economy means better earnings and valuations for stocks. But the stock market is forward-looking. Investors don’t just wait for official confirmation of economic or company news, but rather act on what they expect to happen. How does this gap between economic performance and investor expectations play out in historic stock returns?

Chart 1 shows the average monthly returns for the Fama-French factors and momentum in a variety of economic environments. The data goes back to July 1926 and includes 15 recessions. The current recession is excluded as it has yet to run its full course.

15 past recessions going back to 1926

	Market premium (Mkt-RF)	Samll size (SMB)	Value (HML)	Momentum (MOM)	Profitability (RMW)	Conservative investments (CMA)
All Months	0.67	0.19	0.35	0.66	0.26	0.27
Expansions	1.02	0.29	0.39	0.67	0.24	0.19
Recessions	-1.00	-0.23	0.18	0.57	0.40	0.86
12M Pre Recession	0.34	-0.22	0.62	0.98	0.71	0.53
12M After Recession	1.95	0.98	0.65	0.54	0.59	0.39

*Average returns through January 2020. Mkt-RF, SMB, and HML data starts in July 1926. Momentum data starts in January 1927, and profitability and investment factors data start in July 1963

Source: Ken French Data Library http://mba.tuck.dartmouth.edu/pages/faculty/ken.french/data_library.html

As we see in the chart’s top row, all factors have positive returns when invested over the long term. Performance differences first appear when we look at the next two rows, which assign these months into two categories: expansions and recessions1. During expansions, all factors are again nicely positive, and are statistically and economically significant. The story is somewhat different when we look at recessions: Both the market’s excess return and small size returns are now negative, and value returns are notably reduced.

These results are not surprising, given that the original Fama-French three factors, which built on the work of others, are often called “risk premiums.” While some have argued that these excess returns are due to behavioral considerations, there is ample evidence for both sides2. During the tough times of a recession are exactly when risk shows up. Investors flee from risky stocks — especially the riskiest beaten down names. Conversely, investors seek out quality companies with good financial health. This helps explain the better returns of the profitability and conservative investment factors, which are stronger than typical during recessions.

Given that we have entered a recession, should investors cut their equity allocation? Or should they move exclusively to larger stocks with good company financial health? The answer is no, not necessarily, because those moves present their own risks.

First, the results above are true on average, but do not happen every single time. Second, factor results depend not just on whether there is a recession, but also on the specific economic and market environment of each instance. What occurs before and after a recession matters, and timing can be crucial.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED) (continued)

Timing Matters

Factor behavior can change dramatically during the run up to a recession and in the subsequent recovery. Unfortunately, we can’t know exactly when recessions will begin or end. Those dates are determined by NBER, often well after the fact and subject to subsequent revision.

We see evidence of these shifts in market behavior in the two rows of Chart 1 that give factor returns before and after recessions. There is no standard way to define these periods, so for consistency and convenience we have arbitrarily chosen 12 months3. Periods before a recession are often marked by euphoria: The Roaring 20’s, the tech bubble of the 1990’s, and the period before the recent Great Financial Crisis are well-known examples. Such an environment is particularly reflected in the strong returns for momentum, as stocks that have done well continue their positive run.

Periods following recessions are often filled with cautious optimism about an improving future and increased risk appetite. This is when the stock market — particularly small and value segments — typically put in their strongest performance, reversing their recession blues. Trying to time the market and factor performance runs the risk of missing out on these very substantial gains. It’s not just when you get out, but also when you get back in that matters.

One recent example is that when the impact of COVID-19 became clear, the market sold off rapidly. It then rebounded in anticipation that the unprecedented monetary and fiscal stimulus will moderate the economic damage. Investors who abandoned stocks in anticipation of a recession may well have captured the downside but missed the subsequent rally we have experienced.

Case Study: Recession of 2001

Diving deeper into our data, the recession of 2001 is an interesting example of the risks of attempting to time recessions and adjust factor exposure. We chose to highlight this period because the strong returns for small and value stocks in the 2001 recession is a cautionary tale for those tempted to take refuge in large growth stocks now. The chart below shows the same factors as before, but isolates the months before, during and after this event only.

Recession of 2001 (March – October, 8 months)

Fama-French Plus Momentum Factors, Average Monthly Returns (%)

	Market premium (Mkt-RF)	Samll size (SMB)	Value (HML)	Momentum (MOM)	Profitability (RMW)	Conservative investments (CMA)
During Recession	-1.99	1.15	0.68	2.12	2.04	1.06
12M Pre Recession	-1.76	-1.74	4.54	-1.05	4.37	2.82
12M After Recession	1.95	0.98	0.65	0.54	0.59	0.39

Source: Ken French Data Library http://mba.tuck.dartmouth.edu/pages/faculty/ken.french/data_library.html

While small size (SMB) and value (HML) have typically been negative or weak during a recession, both factors had strong returns in the recession of 2001. Large cap and growth stocks had dominated in the tech bubble that grew during the last two years of the 1990s and the first quarter of 2000. Their collapse not only helped usher in the subsequent recession, but also set the stage for historically cheap and beaten down small and value stocks to recover strongly. This outperformance continued after the recession ended. It’s also interesting to note that in the case of value, this reversal actually began before the official start of the recession, which would have provided an important cushion for portfolios that had maintained exposure to value during the tech bubble. That certainly did not happen for value investors before the current recession, but we still believe there is strong evidence that value’s performance will turn around in the future.

4	Annual Report | June 30, 2020

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED) (continued)

Key Takeaways

If timing recessions is hard and picking which factors would do well even harder still, what can investors do? We at Bridgeway go back to the importance of diversification. It is a crucial concept for all investors, and for Bridgeway it includes not just the way we invest but also how we run our firm and the people we hire. Bridgeway focuses on the three broad investment themes of value, company financial health, and momentum. Those stocks with the strongest factor exposures are often smaller, typically giving our portfolios a tilt to smaller size as well. As seen in the top row of Chart 1, all of these factors have worked over time. They usually don’t all work at the same time, and when one is lagging, others often do well.

Bridgeway therefore does not make dramatic changes to our portfolios because we are in a recession, and we think all investors should avoid the temptation. These moves are potentially costly in terms of trading needed to implement those changes and the substantial risks of not getting that timing call exactly right. Instead, we stick with our process and monitor our portfolios to ensure they maintain their targeted allocations to diversifying exposures. The run up to the current recession saw smaller and deeper value stocks lag by historic amounts. If history is a guide, we expect the fortunes of these factors to reverse as the current market cycle runs its course. We don’t know when that turning point will come, but when it does, we believe that investors who’ve maintained a diversified portfolio with broad factor exposure will be rewarded for their discipline.

1 Recessions are defined by NBER. About 18% of the full period months and 12% of the months since July 1963 are in recessions. The remaining months are not in recessions.

2 For a broader discussion of this issue and factor investing generally, see the book “Your Complete Guide to Factor-Based Investing” by Andrew L. Berkin and Larry E. Swedroe.

3 In two instances recessions were less than 24 months apart, so some months were within 12 months of both the prior and next recessions. To give each month a unique classification, we simply divided the intervening time period in half. The before and after recession periods in those cases had less than 12 months.

DEFINITIONS

Mkt-RF or the equity risk premium is the expected excess return of the market portfolio beyond the risk-free rate. SMB or the size premium measures the additional return investors have historically received by investing in stocks of companies with relatively small market capitalization. HML or the value premium measures the additional return investors have historically received for investing in companies with high book-to-market values. MOM or the momentum premium measures the additional return investors have historically received for investing in companies with positive acceleration in stock price. RMW or the profitability measure is the difference between the returns of firms with robust (high) and weak (low) operating profitability. CMA or the investment factor is the difference between the returns of firms that invest conservatively and firms that invest aggressively.

Diversification neither assures a profit nor guarantees against loss in a declining market.

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED) (continued)

The Worst Thing of the Fiscal Year

In our traditional review of the “worst thing” of the fiscal year, there have been few challenges as great as the coronavirus pandemic of 2020. We witnessed the disease’s tragic impact on so many lives, and we offer our condolences to all who have lost loved ones. We also recognize the difficulties faced by families who have lost jobs and businesses, as well as the sacrifices made by health workers fighting to save lives. We do not want to minimize the seriousness of those issues as we reflect on how the pandemic also affected investments.

As fear and uncertainty about the coronavirus spread in February and March, investors had to deal with the additional stress of plunging stock markets. It was an especially difficult environment for value investors, as the dramatic downturn exacerbated an existing performance gap between value and growth. These conditions caused many of our Funds to underperform, because our portfolios typically have stronger value exposure than their primary market benchmarks.

We know how fear surrounding market downturns and aversion to risk can lead investors astray. Unfortunately, the combination of a frightening new pandemic and a worsening market environment provided perfect conditions to heighten people’s perception of risk.

In February, the New York Times published an article called “Coronavirus ‘Hits All the Hot Buttons’ for How We Misjudge Risk,” in which the author dissects the psychological and behavioral aspects of how our brains process threats. It listed several biases and mental shortcuts that put us on high alert (and at risk for making an irrational “fight or flight” decision), including recency bias, novelty, and feeling a lack of control.

We were struck by how the prolonged slump for value investors could hit all those same “hot buttons.” Both the coronavirus and value’s poor performance likely were top of mind for many investors throughout the spring, every time they watched the news or checked their portfolio performance. Both the disease and value’s prolonged slump felt new and different (even if value’s decade-underperformance technically isn’t unprecedented in historical market data). And above all, both situations were completely out of our control.

What we said to investors then — and we repeat now — is that the best response to turbulent times is to stay focused on longstanding investing principles. Remember that many equity investors think in decades, not days, and that it’s impossible to time the market’s ups and downs. We also rely on the evidence that shows how disciplined investors have been rewarded in the past. For example, looking at the worst bear markets since 1926, investors enjoyed the biggest bounce backs in the first year after the market reached bottom — making it especially important not to guess when to get out of the market and then get back in amid a downturn.

The second half of the fiscal year was a difficult period for value investors — on top of a bad decade. We don’t know how long value will continue to underperform, but the evidence tells us that it will turn around. We just can’t predict exactly when. In the meantime, we hope it helps you to know that Bridgeway’s investment and risk professionals have been working together for more than a decade on average. We have first-hand experience managing funds through past health and market crises such as Ebola in 2014, SARS in 2003, the post-tech bubble bear market of 2000-2003, and the recession of 2008-09. That experience, on top of our analysis of decades of data and academic evidence, tells us that investors are rewarded for taking risk and managing their behavior. That is what we must continue doing until the challenges of the coronavirus and value’s underperformance are behind us.

An Open Letter on Relational Investing

By Tammira Philippe, CFA, President and CEO, Bridgeway Capital Management

We see the world differently at Bridgeway. We are trailblazers in relational investing which bridges the gap between investment results and returns for humanity by taking an innovative approach to asset management. It is a statistical, evidence-based investment approach motivated by a passion for servant leadership and global impact which we accomplish by donating 50% of our firm profits to organizations making a positive impact for humanity. For decades now, our clients and partners have chosen us because we value independent thought and relationships, embrace a long-range mindset, and our profits directly benefit humanity.

6	Annual Report | June 30, 2020

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED) (continued)

We believe principles are the foundation of prosperity. This belief pulses deeply through and beyond Bridgeway, in the work we do with our clients, our colleagues, and our community.

What is prosperity? Prosperity is more than financial success. Prosperity is the success we achieve when we follow principles and strive for our highest aspirations for ourselves and others. It’s time to reclaim prosperity for all.

For clients, Bridgeway helps achieve prosperity through the discipline and conviction we have in investment principles that are enduring. We build portfolios grounded in principles that are well researched, well developed and overall have withstood the test of time. As our Head of Research, Dr. Andrew Berkin, explains in The Complete Guide to Factor-Based Investing, the factors we use in our portfolios must be persistent, pervasive, robust, investable, and intuitive. These are some of the principles of relational investing that drive the portfolios we build for clients.

We draw upon our expertise in relational investing to analyze relationships in financial statements and market prices to understand how these relationships drive investment returns. We then derive a set of principles and rules to govern how we systematically manage portfolios. Principles and research give us conviction in our investment portfolios. Bridgeway is constantly investing in a methodical, intellectually disciplined way to continually confirm the relationships we’ve already tested. When new information is presented, we adapt and adjust. We have set up an environment and culture where questioning is the norm. Our conviction has been tested over the last 25 years, and we are convinced that we can stick to those principles. Moreover, principles govern how we think about decisions big and small at Bridgeway, asking “what is in the best long-term interest of our current clients?” to guide our actions. We commit ourselves to the principles of stewardship in all that we do which we define as having the passion and discipline to care for an asset for the benefit of others. Stewardship applies to the assets we manage for clients, the people at Bridgeway which our mission states are our greatest resource, the communities we serve, and beyond.

As colleagues at Bridgeway, we prosper as professionals by embracing and implementing leadership principles and a special culture that we’ve intentionally built since the first day we opened our doors in 1993. Collectively, we are curious and purposeful servant leaders. We strive for a different kind of commitment and relationship among colleagues, which is why we refer to all long-term staff members as Partners, and this is crucial to our leadership in relational investing. Elevated by our commitment to servant leadership, our principles guide difficult decisions and how our teams work. We ask everyone at Bridgeway to find a place to lead and follow. Leaders ask “how can I serve?” first. When there are team challenges, leaders ask “how am I contributing to the problem I don’t want?”. We apply Robert Greenleaf’s Best Test to our actions asking “Do those served grow as persons? Do they, while being served, become healthier, wiser, freer, more autonomous, more likely themselves to become servants? And, what is the effect on the least privileged in society? Will they benefit or at least not be further deprived?” These are the principles at the foundation of prosperity and relationships with our colleagues at Bridgeway.

In communities, we invest in relationships with experts in the field to ensure that our contributions are making an impact and contributing to prosperity. Shannon Sedgwick Davis, CEO of Bridgeway Foundation, highlights some of our heroes in her book To Stop A Warlord. Moreover, in her article, The Four Strategies I Used To Help Stop A Warlord, Shannon highlights the principles at the foundation of prosperity in our work in communities including: 1) thoroughly dissect the goal or mission statement, 2) rethink the approach, start by listening, 3) ask what you’re willing to risk for what you believe in, and 4) step “out of bounds”. Shannon says, “joining forces with diverse partners allows us to fill gaps and augment capabilities.” Certainly, these principles are at the foundation of prosperity in communities and also with our clients and colleagues.

But it’s important to recognize principles must never become stagnant. They must be tended to, nurtured and present in our everyday lives in order to stay alive and effective. Principles also need to be challenged and tested.

How do we test our principles as an organization? We stay curious. We question and confirm everything we believe to be true, beginning with our investments. Questioning principles is intrinsic to our organization. Diversity of thought is celebrated, and we intentionally create our teams to foster that diversity. We stay open to criticism, and we wholeheartedly listen.

My heart is in this work. Even as a little girl, I felt called to serve at my highest potential. Today, I feel fulfilled waking up every day knowing that I can take my deeply held principles and contribute to prosperity for our clients, our team and the world. I am excited every day to lead a group of individuals positioned to help clients prosper, make a positive impact for humanity and, at the same time, to make our principles so prominent it changes our industry.

bridgeway.com	7

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED) (continued)

Wealth and other forms of success may be achieved, but prosperity can only be achieved through living and breathing our principles. This is a cornerstone of the relational investing approach at Bridgeway designed to fulfill our extraordinary commitment to clients, colleagues, and community. We are not at the end. We’re at the beginning. We are creating a new world of prosperity. Join us.

Transformative Change: Shifting from Anger to Action

by Tamla Wilson, Partner, Director of Institutional Relations

Imagine that a little Black girl in the early 1970s lived in a world where, unbeknownst to her, some people are so disturbed by her living or simply breathing that they would seek to physically harm her. Imagine her teacher making her clean up behind the White children in her class. Imagine her not being allowed to participate at recess simply because of the color of her skin. Imagine what that treatment, if not corrected, would do to her psyche, and to the White children who began to see her mistreatment as normal and deserved.

Unfortunately, I don’t have to imagine. It happened to me.

Now imagine all the other Black kids who have similar stories, but who weren’t removed as I was. Imagine that it just kept happening until they began to believe that they were less than. Imagine all the White kids who participated in this marginalization — at first unwittingly, but eventually, actively.

Next, imagine being on the ground for 8 minutes and 46 seconds with someone’s knee on your neck. But wait – you don’t have to imagine that. You have likely seen the video. In a world where speaking too loudly about my situation may offend others, but speaking too softly may allow those same people to ignore my voice and continue to marginalize me, this video spoke volumes. This video woke up a nation and captured a world.

The horrific, tragic murder of George Floyd occurred because of a broken system that devalues Black lives and that allows abuse of power by those in uniform and elected officials. Yet his murder just may change the world.

When I watched the video, feelings of utter disbelief gave way to anger. Anger not just for George Floyd, but for the countless other Black men and women who have senselessly lost their lives. Anger for the little girl experiencing discrimination by a person who has been entrusted with her care. Anger at years of systemic racism, marginalization and subjugation. Anger at being criminalized and then dehumanized.

I am a Christian — and a minister at that. In my faith tradition, scripture tells me to be angry, but sin not. So instead of rushing past my emotions, instead of compartmentalizing the years of experiencing racism and witnessing the mistreatment of other people of color, whether extreme or the tiny little cuts people of color endure every day, I sat with my anger. I explored it and I embraced it.

My anger is pushing me from frustration to fight. It is moving me to action. It will not let me be silent. It is saying to me, in the words of Angela Davis, “In a racist society it is not enough to be non-racist, we must be anti-racist.” It is making me speak truth to power. It is making me challenge myself and those I know to have real dialogue, rather than shying away for fear that my pain will make them uncomfortable.

My anger is pushing me to realize that it is actually rage. Anger is more temporary, but this feeling that I sit with day and night is by no means temporary or fleeting. It reaches back to the legacy of slavery and Jim Crow America. It rehearses the litany of names that have been murdered senselessly and unjustly. It cries out against a world that might treat my two sons in the same way that George Floyd and Trayvon Martin were treated simply because of the color of their skin. It threatens to bubble up at any moment. But then my rage is met by my faith, and I move from rage to reverence and rational behavior.

So what does this shift from rage to reverent, rational behavior look like? It looks like having uncomfortable conversations. Several White people have asked me what they can do during this time. Instead of trying to be politically correct and validate how they might be feeling, as I might have in the past, my advice to them is to LISTEN. Engage with Black people, but do not negate our concerns. We have spent our lives listening to how Whites feel and think, while our concerns have been more like a whisper. Our voices are now raised to a shout. Don’t miss this opportunity to hear us because you feel uncomfortable.

8	Annual Report | June 30, 2020

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED) (continued)

This shift also involves actively engaging in strategic planning with organizations that stand for social justice and racial equality. It looks like challenging my White friends to be an anti-racist voice in the rooms that I do not have access to, and with the people who will not hear this message coming from me. It looks like challenging other people of color to get engaged and speak their truth. It looks like saying to myself and others, please do not miss this opportunity, this moment that seems to be leading to a movement. Please be a partner with those shining a light to stamp out the institutionalized racism that stems from America’s original sin.

bridgeway.com	9

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2020

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended June 30, 2020, our Fund returned +26.43%, outperforming our primary market benchmark, the S&P 500 Index (+20.54%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+25.77%), and the Russell 2000 Index (+25.42%). It was a good quarter.

For the fiscal year, our Fund returned -7.53%, underperforming our primary market benchmark, the S&P 500 Index (+7.51%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+8.57%), and the Russell 2000 Index (-6.63%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2020

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	26.43%	-7.53%	1.68%	9.69%	4.17%	11.18%
S&P 500 Index	20.54%	7.51%	10.73%	13.99%	8.83%	9.75%
Russell 2000 Index	25.42%	-6.63%	4.29%	10.50%	7.01%	8.53%
Lipper Capital Appreciation Funds Index	25.77%	8.57%	8.78%	12.12%	8.59%	8.62%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

10	Annual Report | June 30, 2020

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to June 30, 2020

Detailed Explanation of Quarterly Performance

The Fund’s company financial health, price momentum and value metrics models all outperformed the benchmark, contributing to positive relative returns. The Fund’s major design features also improved relative performance during the quarter. An overweighting in the benchmark’s smaller stocks boosted relative returns, while a tilt toward deeper value stocks helped modestly during the quarter. By design, the Fund also tends to invest in higher beta and higher volatility stocks. This positioning further contributed to relative results as the broader equity markets rebounded during the quarter.

From a sector perspective, the Fund’s allocation effect was positive, with underweightings in the Utilities, Consumer Staples, and Health Care sectors contributing the most to relative results. The Fund’s stock selection effect was also positive, primarily driven by holdings in the Consumer Discretionary, Communication Services, and Financials sectors.

Detailed Explanation of Fiscal Year Performance

The Fund’s strong performance in the fourth fiscal quarter was not enough to offset substantial losses from earlier in year, particularly those caused by the coronavirus-related selloff in the quarter ended March 31, 2020. The Fund’s value metrics and company financial health models substantially underperformed the benchmark during the 12-month period and detracted from relative results. Modest outperformance by the Fund’s price momentum model category did not offset this negative impact. The Fund’s investments in smaller stocks detracted significantly from relative results, as larger stocks outperformed smaller ones during the fiscal year. Likewise, the Fund’s overweighting in deeper value stocks and its investments in higher volatility stocks detracted from relative performance.

From a sector perspective, the Fund’s allocation effect was negative, with overweightings in the Industrials and Financials sectors detracting the most from relative results. The Fund’s stock selection effect was significantly negative, largely driven by poor performance from holdings in the Information Technology, Communication Services, and Health Care sectors.

bridgeway.com	11

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2020

Rank	Description	Industry	% of Net Assets
1	Apple, Inc.	Information Technology	3.9%
2	Microsoft Corp.	Information Technology	2.1%
3	Micron Technology, Inc.	Information Technology	2.0%
4	Netflix, Inc.	Communication Services	1.9%
5	RingCentral, Inc., Class A	Information Technology	1.8%
6	Coupa Software, Inc.	Information Technology	1.7%
7	Cadence Design Systems, Inc.	Information Technology	1.7%
8	Ameriprise Financial, Inc.	Financials	1.6%
9	Vertex Pharmaceuticals, Inc.	Health Care	1.5%
10	Fiat Chrysler Automobiles NV	Consumer Discretionary	1.5%

	Total		19.7%

Industry Sector Representation as of June 30, 2020

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	6.6%	10.8%	-4.2%
Consumer Discretionary	11.5%	10.8%	0.7%
Consumer Staples	2.0%	7.0%	-5.0%
Energy	6.6%	2.8%	3.8%
Financials	15.7%	10.1%	5.6%
Health Care	11.4%	14.6%	-3.2%
Industrials	11.5%	8.0%	3.5%
Information Technology	28.4%	27.5%	0.9%
Materials	1.3%	2.5%	-1.2%
Real Estate	4.9%	2.8%	2.1%
Utilities	0.0%	3.1%	-3.1%
Cash & Other Assets	0.1%	0.0%	0.1%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. In addition, turbulence and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Fund.

12	Annual Report | June 30, 2020

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgeway.com	13

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

COMMON STOCKS - 99.89%
Communication Services - 6.59%
Discovery, Inc., Class A*+	63,700	$1,344,070
DISH Network Corp., Class A*	52,000	1,794,520
Netflix, Inc.*	6,000	2,730,240
Sirius XM Holdings, Inc.	244,300	1,434,041
Zynga, Inc., Class A*	220,000	2,098,800

		9,401,671

Consumer Discretionary - 11.47%
Dollar General Corp.	9,000	1,714,590
Domino’s Pizza, Inc.	3,400	1,256,096
eBay, Inc.	40,900	2,145,205
Fiat Chrysler Automobiles NV*	215,000	2,201,600
Gentex Corp.	57,000	1,468,890
LCI Industries	8,200	942,836
Lear Corp.	12,300	1,340,946
Lululemon Athletica, Inc.*	5,800	1,809,658
RH*+	7,000	1,742,300
Signet Jewelers, Ltd.	34,400	353,288
Target Corp.	11,600	1,391,188

		16,366,597

Consumer Staples - 2.02%
Hormel Foods Corp.	35,000	1,689,450
John B. Sanfilippo & Son, Inc.	14,000	1,194,620

		2,884,070

Energy - 6.62%
Cabot Oil & Gas Corp.	73,500	1,262,730
Cheniere Energy, Inc.*	30,000	1,449,600
ConocoPhillips	37,000	1,554,740
HollyFrontier Corp.	31,600	922,720
Imperial Oil, Ltd.	124,000	1,990,200
Suncor Energy, Inc.	78,000	1,315,080
World Fuel Services Corp.	37,000	953,120

		9,448,190

Financials - 15.69%
Ally Financial, Inc.	40,000	793,200
Ameriprise Financial, Inc.	15,500	2,325,620
Bank of America Corp.	84,600	2,009,250
Charles Schwab Corp. (The)	40,500	1,366,470
Enova International, Inc.*	61,000	907,070
Huntington Bancshares, Inc.	135,600	1,225,146
M&T Bank Corp.	11,000	1,143,670
MarketAxess Holdings, Inc.	3,000	1,502,760
MetLife, Inc.	34,000	1,241,680

Industry Company	Shares	Value

Financials (continued)
MSCI, Inc.	3,800	$1,268,516
People’s United Financial, Inc.+	108,000	1,249,560
Prudential Financial, Inc.	22,000	1,339,800
RenaissanceRe Holdings, Ltd.	10,000	1,710,300
Synchrony Financial	72,200	1,599,952
TD Ameritrade Holding Corp.	33,500	1,218,730
UBS Group AG	130,000	1,500,200

		22,401,924

Health Care - 11.45%
AbbVie, Inc.	16,000	1,570,880
Amneal Pharmaceuticals, Inc.*	145,000	690,200
Biogen, Inc.*	5,900	1,578,545
Chemed Corp.	3,000	1,353,210
DaVita, Inc.*	19,300	1,527,402
Insulet Corp.*	7,400	1,437,524
Ionis Pharmaceuticals, Inc.*	30,000	1,768,800
Regeneron Pharmaceuticals, Inc.*	2,500	1,559,125
Select Medical Holdings Corp.*	85,000	1,252,050
Teladoc Health, Inc.*	7,300	1,393,132
Vertex Pharmaceuticals, Inc.*	7,600	2,206,356

		16,337,224

Industrials - 11.50%
AerCap Holdings NV*	28,000	862,400
Atkore International Group, Inc.*	12,300	336,405
Delta Air Lines, Inc.	44,200	1,239,810
Evoqua Water Technologies Corp.*	74,000	1,376,400
Fastenal Co.	47,000	2,013,480
Illinois Tool Works, Inc.	8,000	1,398,800
Lockheed Martin Corp.	4,500	1,642,140
Masonite International
Corp.*	21,000	1,633,380
Rockwell Automation, Inc.	7,000	1,491,000
Rollins, Inc.+	48,300	2,047,437
United Airlines Holdings, Inc.*+	20,400	706,044
United Parcel Service, Inc., Class B	15,000	1,667,700

		16,414,996

14	Annual Report | June 30, 2020

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology - 28.38%
Adobe, Inc.*	3,300	$1,436,523
Advanced Micro Devices, Inc.*	13,900	731,279
Apple, Inc.	15,200	5,544,960
Cadence Design Systems, Inc.*	24,800	2,379,808
Coupa Software, Inc.*+	9,000	2,493,360
Diebold Nixdorf, Inc.*	70,000	424,200
Genpact, Ltd.	39,200	1,431,584
HP, Inc.	86,700	1,511,181
HubSpot, Inc.*	9,600	2,153,760
Micron Technology, Inc.*	55,200	2,843,904
Microsoft Corp.	14,500	2,950,895
NortonLifeLock, Inc.	78,000	1,546,740
NVIDIA Corp.	4,000	1,519,640
Oracle Corp.	23,500	1,298,845
RingCentral, Inc., Class A*+	9,000	2,565,090
Seagate Technology PLC	26,400	1,278,024
Square, Inc., Class A*	20,800	2,182,752
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	23,000	1,305,710
Ultra Clean Holdings, Inc.*	33,000	746,790
Workday, Inc., Class A*	9,000	1,686,240
Xerox Holdings Corp.	46,000	703,340
Zendesk, Inc.*	20,000	1,770,600

		40,505,225

Materials - 1.26%
CF Industries Holdings, Inc.	28,300	796,362
Kinross Gold Corp.*	140,000	1,010,800

		1,807,162

Real Estate - 4.91%
American Homes 4 Rent, Class A	60,000	1,614,000
Crown Castle International Corp.	12,000	2,008,200
Equity LifeStyle Properties, Inc.	24,400	1,524,512
Realty Income Corp.	31,200	1,856,400

		7,003,112

TOTAL COMMON STOCKS - 99.89%		142,570,171

(Cost $140,819,855)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	0.06%	84	$84

TOTAL MONEY MARKET FUND - 0.00%			84

(Cost $84)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.90%
Fidelity Investments Money Market Government Portfolio Class I**	0.06%	1,283,250	1,283,250

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING- 0.90%			1,283,250

(Cost $1,283,250)
TOTAL INVESTMENTS - 100.79% (Cost $142,103,189)			$143,853,505
Liabilities in Excess of Other Assets - (0.79%)			(1,125,729)

NET ASSETS - 100.00%			$142,727,776

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2020.
^	Rate disclosed as of June 30, 2020.
+

This security or a portion of the security is out on loan as of June 30, 2020. Total loaned securities had a value of $9,402,758 as of June 30, 2020. See Note 2 for disclosure of cash and non-cash collateral.

ADR - American Depositary Receipt

PLC - Public Limited Company

bridgeway.com	15

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Summary of inputs used to value the Fund’s investments as of 06/30/2020 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$142,570,171	$—	$—	$142,570,171
Money Market Fund	—	84	—	84
Investments Purchased with Cash Proceeds from Securities Lending	—	1,283,250	—	1,283,250

TOTAL	$142,570,171	$1,283,334	$—	$143,853,505

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings. See Notes to Financial Statements.

16	Annual Report | June 30, 2020

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2020

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended June 30, 2020, our Fund returned +39. 98%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+42.07%). The Fund outperformed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+32.50%), as well as the Russell 2000 Index (+25.42%) and the Russell Microcap Index (+30.54%). Results in this quarter were good on an absolute basis, but mixed on a relative basis.

For the fiscal year, our Fund returned -7.63%, underperforming the CRSP Cap-Based Portfolio 10 Index (+1.92%). It also underperformed the Lipper Micro-Cap Stock Funds Index (-6.90%), the Russell 2000 Index (-6.63%), and the Russell Microcap Index (-4.77%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2020

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	39.98%	-7.63%	-2.72%	5.76%	3.64%	11.47%
CRSP Cap-Based Portfolio 10 Index	42.07%	1.92%	3.43%	9.27%	7.16%	10.86%
Russell 2000 Index	25.42%	-6.63%	4.29%	10.50%	7.01%	8.53%
Russell Microcap Index	30.54%	-4.77%	2.86%	9.93%	5.65%	N/A
Lipper Micro-Cap Stock Funds Index	32.50%	-6.90%	3.35%	9.68%	6.19%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 526 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market (with dividends reinvested). The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgeway.com	17

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to June 30, 2020

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.

**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund’s price momentum and value metrics models lagged the benchmark during the quarter and detracted from relative performance. However, the Fund’s company financial health models outperformed the benchmark, partially offsetting some of this negative impact. The Fund’s tilt toward deeper value stocks across multiple valuation metrics also hurt relative returns.

The Fund held approximately 23% of its assets, on average, in stocks outside of CRSP 10, including stocks that had had appreciated into CRSP 9 and CRSP 8. The Fund’s non-CRSP 10 holdings underperformed the benchmark, detracting from relative returns.

From a sector perspective, the Fund’s allocation effect was negative, due largely to an underweighting in the Energy sector and an overweighting in the Consumer Staples sector. The Fund’s stock selection effect was also negative, with holdings in the Health Care, Consumer Discretionary, Industrials, and Information Technology sectors detracting the most from relative results.

18	Annual Report | June 30, 2020

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different deciles during various time periods. The table is intended to provide a frame of reference for size.

			Annualized

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	94.5 Years

1 (ultra-large)	20.86%	11.34%	12.00%	14.45%	9.46%
2	26.72%	2.95%	8.97%	13.63%	10.50%
3	27.87%	-2.09%	7.26%	12.80%	10.89%
4	27.59%	-6.46%	5.07%	11.80%	10.72%
5	30.98%	-4.51%	3.33%	10.77%	11.13%
6	34.63%	-1.00%	4.76%	11.49%	11.13%
7	32.34%	-2.42%	6.85%	12.71%	11.45%
8	34.41%	-8.28%	2.13%	9.71%	11.11%
9	37.50%	-1.60%	5.29%	10.92%	11.25%
10 (ultra-small)	42.07%	1.92%	3.43%	9.27%	12.93%

[1]

Performance figures are as of the period ended June 30, 2020. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

Detailed Explanation of Fiscal Year Performance

The Fund’s value metrics models lagged the benchmark during the 12-month period and detracted from relative performance. However, the Fund’s company financial health and price momentum models outperformed the benchmark, contributing to relative returns. The Fund’s tilt toward deeper value stocks across multiple valuation metrics hurt relative performance.

The Fund held approximately 15% of its assets, on average, in stocks outside of CRSP 10, including stocks that had appreciated into CRSP 9 and CRSP 8. The Fund’s non-CRSP 10 holdings underperformed the benchmark, detracting from relative returns.

From a sector perspective, the Fund’s allocation effect was positive, largely due to an underweighting in the Energy sector. However, the Fund’s stock selection effect was negative, with holdings in the Financials, Health Care, Information Technology, and Consumer Discretionary sectors detracting the most from relative results.

Top Ten Holdings as of June 30, 2020

Rank	Description	Industry	% of Net Assets
1	Infusystem Holdings, Inc.	Health Care	3.0%
2	Conn’s, Inc.	Consumer Discretionary	2.6%
3	Lakeland Industries, Inc.	Consumer Discretionary	2.6%
4	Electromed, Inc.	Health Care	2.3%
5	Harvard Bioscience, Inc.	Health Care	2.2%
6	Consumer Portfolio Services, Inc.	Financials	2.1%
7	A-Mark Precious Metals, Inc	Financials	2.0%
8	Hovnanian Enterprises, Inc.	Consumer Discretionary	2.0%
9	TravelCenters Of America	Consumer Discretionary	1.9%
10	Aviat Networks, Inc.	Information Technology	1.9%
	Total		22.6%

bridgeway.com	19

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2020

	% of Net Assets	% of CRSP 10 Index	Difference
Communication Services	4.1%	2.9%	1.2%
Consumer Discretionary	16.9%	18.2%	-1.3%
Consumer Staples	2.6%	1.1%	1.5%
Energy	9.1%	13.8%	-4.7%
Financials	15.9%	13.4%	2.5%
Health Care	20.8%	25.6%	-4.8%
Industrials	13.5%	10.6%	2.9%
Information Technology	11.7%	9.6%	2.1%
Materials	4.6%	4.3%	0.3%
Real Estate	0.7%	0.2%	0.5%
Utilities	0.0%	0.3%	-0.3%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty. In addition, turbulence and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Fund.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

20	Annual Report | June 30, 2020

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

COMMON STOCKS - 99.88%
Communication Services - 4.15%
Alaska Communications Systems Group, Inc.	315,600	$ 880,524
Cinedigm Corp., Class A*+	137,000	261,670
Creative Realities, Inc.*+	219,800	547,302
Cumulus Media, Inc., Class A*+	61,400	242,530
Gogo, Inc.*+	31,200	98,592
IDT Corp., Class B*	4,400	28,732
Townsquare Media, Inc., Class A	18,400	82,248
Travelzoo*	43,100	243,084

		2,384,682

Consumer Discretionary - 16.88%
AMCON Distributing Co.	2,100	118,314
Bassett Furniture Industries, Inc.	22,200	163,170
Big 5 Sporting Goods Corp.+	236,800	459,392
Build-A-Bear Workshop, Inc.*	29,200	63,656
Charles & Colvard, Ltd.*	298,600	217,978
China Automotive Systems, Inc.*	34,500	99,705
Citi Trends, Inc.	34,000	687,480
Comstock Holding Cos., Inc.*	54,400	151,776
Conn’s, Inc.*+	150,900	1,522,581
Crown Crafts, Inc.	34,400	167,872
Educational Development Corp.	62,000	596,440
Envela Corp.*	28,700	175,070
Francesca’s Holdings Corp.*+	38,200	147,070
GNC Holdings, Inc., Class A*Δ+	21,100	1,688
Hovnanian Enterprises, Inc., Class A*+	48,300	1,129,737
JAKKS Pacific, Inc.*	63,500	52,070
Lakeland Industries, Inc.*+	67,800	1,520,754
Lincoln Educational Services Corp.*	49,564	193,300
Live Ventures, Inc.*	7,302	70,318
Rocky Brands, Inc.	6,000	123,360
Shiloh Industries, Inc.*	55,000	89,100
Tile Shop Holdings, Inc.+	25,800	33,540
Tilly’s, Inc., Class A	85,300	483,651
TravelCenters of America, Inc.*	72,720	1,119,888
Universal Technical Institute, Inc.*	25,300	175,835

Industry Company	Shares	Value

Consumer Discretionary (continued)
Vince Holding Corp.*+	26,200	$ 145,410

		9,709,155

Consumer Staples - 2.65%
Lifevantage Corp.*	37,100	501,592
Mannatech, Inc.	13,809	204,235
Natural Alternatives International, Inc.*	21,500	147,920
Natural Grocers by Vitamin Cottage, Inc.	22,200	330,336
Ocean Bio-Chem, Inc.+	13,675	190,766
Reliv International, Inc.*+	26,939	96,980
Rocky Mountain Chocolate Factory, Inc.	6,600	28,050
United-Guardian, Inc.	1,500	22,174

		1,522,053

Energy - 9.07%
Aemetis, Inc.*	145,000	114,361
Amplify Energy Corp.+	160,000	196,800
Aspen Aerogels, Inc.*	5,400	35,532
California Resources Corp.*+	361,800	441,396
Centrus Energy Corp., Class A*	8,900	89,356
Covia Holdings Corp.*Δ	136,800	9,576
Dawson Geophysical Co.*	40,000	57,600
Denbury Resources, Inc.*+	775,000	213,978
Earthstone Energy, Inc., Class A*	111,500	316,660
ENGlobal Corp.*	32,400	33,372
FTS International, Inc.*+	56,875	392,438
Geospace Technologies Corp.*	20,600	154,912
Goodrich Petroleum Corp.*	18,100	130,320
Gran Tierra Energy, Inc.*	337,000	116,669
Hi-Crush, Inc.*	195,000	29,601
HighPoint Resources Corp.*	445,000	131,275
ION Geophysical Corp.*+	58,500	136,890
KLX Energy Services Holdings, Inc.*+	45,010	96,772
Lonestar Resources US, Inc., Class A*	105,700	49,732
Mammoth Energy Services, Inc.*	110,000	129,800
Mitcham Industries, Inc.*	93,000	148,800
Natural Gas Services Group, Inc.*	27,300	171,171
Navios Maritime Acquisition Corp.	44,000	179,080

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Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
NCS Multistage Holdings, Inc.*	12,900	$ 7,459
Nine Energy Service, Inc.*+	74,000	144,300
PrimeEnergy Resources Corp.*	400	28,436
QEP Resources, Inc.	280,000	361,200
Seadrill, Ltd.*+	194,800	83,764
SilverBow Resources, Inc.*+	132,451	425,168
Smart Sand, Inc.*+	87,500	91,875
Sundance Energy, Inc.*	7,000	20,160
Superior Drilling Products, Inc.*	122,800	91,363
Superior Energy Services, Inc.*+	111,900	127,566
TETRA Technologies, Inc.*	245,000	130,952
TransAtlantic Petroleum, Ltd.*	482,400	130,248
Uranium Energy Corp.*	14,000	12,288
VAALCO Energy, Inc.*	150,700	186,868

		5,217,738

Financials - 15.94%
1347 Property Insurance Holdings, Inc.*	7,800	34,788
A-Mark Precious Metals, Inc.*	60,800	1,158,240
AmeriServ Financial, Inc.	11,600	35,496
Ashford, Inc.*+	12,700	128,905
Atlanticus Holdings Corp.*	36,800	380,512
Bank7 Corp.	3,500	37,992
C&F Financial Corp.	4,552	151,354
Capitala Finance Corp.+	310,400	816,352
CB Financial Services, Inc.	1,900	41,458
Central Federal Corp.*	4,800	48,480
Citizens Community Bancorp, Inc.	3,300	22,638
Community West Bancshares	5,000	43,950
Consumer Portfolio Services, Inc.*	435,100	1,231,333
Elevate Credit, Inc.*	405,000	599,400
First Guaranty Bancshares, Inc.	2,100	25,683
First United Corp.	3,600	48,024
FlexShopper, Inc.*+	188,200	327,468
GAMCO Investors, Inc., Class A	13,100	174,361
Hallmark Financial Services, Inc.*	35,100	122,499
Impac Mortgage Holdings, Inc.*	102,181	172,686
Investcorp Credit Management BDC, Inc.	114,100	392,504

Industry Company	Shares	Value

Financials (continued)
Manning &Napier, Inc.	185,700	$ 531,102
Medallion Financial Corp.*	41,900	111,035
MVB Financial Corp.	3,000	39,900
National Holdings Corp.*	80,400	160,800
Northeast Bank	41,300	724,815
Ocwen Financial Corp.*	97,000	64,408
On Deck Capital, Inc.*	254,100	182,571
Portman Ridge Finance Corp.+	88,000	96,800
Pzena Investment Management, Inc., Class A	60,600	329,664
SB Financial Group, Inc.	17,422	289,554
Security National Financial Corp., Class A*	90,651	611,441
Silvercrest Asset Management Group, Inc., Class A	2,400	30,504

		9,166,717

Health Care - 20.75%
Allied Healthcare Products, Inc.*+	36,000	424,080
American Shared Hospital Services*+	101,400	216,996
Ampio Pharmaceuticals, Inc.*	415,000	264,313
Assertio Holdings, Inc.*	160,000	137,120
AVEO Pharmaceuticals, Inc.*+	34,300	176,645
Bioanalytical Systems, Inc.*+	67,510	342,951
Conformis, Inc.*	145,000	118,900
Cumberland Pharmaceuticals, Inc.*	16,400	54,612
Cymabay Therapeutics, Inc.*	98,224	342,802
CynergisTek, Inc.*	109,000	159,140
Digirad Corp.*+	11,090	31,052
Electromed, Inc.*	84,738	1,304,118
Enzo Biochem, Inc.*	50,700	113,568
EyePoint Pharmaceuticals, Inc.*	130,000	98,410
GlycoMimetics, Inc.*	114,200	429,392
Harvard Bioscience, Inc.*	404,000	1,252,400
Ideaya Biosciences, Inc.*	8,300	117,943
Infinity Pharmaceuticals, Inc.*	70,300	63,593
InfuSystem Holdings, Inc.*	148,998	1,719,437
IntriCon Corp.*+	75,300	1,018,056
IRIDEX Corp.*	20,900	44,308
Jounce Therapeutics, Inc.*+	31,300	215,970
Kewaunee Scientific Corp.	16,100	149,569

22	Annual Report | June 30, 2020

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Matinas BioPharma Holdings, Inc.*	375,000	$289,875
MTBC, Inc.*	59,300	491,597
Myomo, Inc.*	10,100	37,269
NantHealth, Inc.*+	37,300	170,834
Navidea Biopharmaceuticals, Inc.*	62,540	246,408
Neuronetics, Inc.*	127,800	246,654
Palatin Technologies, Inc.*	250,000	128,000
Pro-Dex, Inc.*+	1,700	30,294
Protalix BioTherapeutics, Inc.*	70,200	266,058
Retractable Technologies, Inc.*+	132,400	929,448
RTI Surgical Holdings, Inc.*	11,590	36,856
Sesen Bio, Inc.*	296,500	213,480
Sierra Oncology, Inc.*	4,100	49,897
SunLink Health Systems, Inc.*	4,700	4,206

		11,936,251

Industrials - 13.45%
Acme United Corp.	18,000	413,640
Air Industries Group*	113,200	134,708
ARC Document Solutions, Inc.	250,800	250,800
Armstrong Flooring, Inc.*	53,300	159,367
Avalon Holdings Corp., Class A*	14,700	23,667
BG Staffing, Inc.	76,300	863,716
Broadwind, Inc.*	34,600	129,750
Chicago Rivet & Machine Co.	1,900	39,520
Commercial Vehicle Group, Inc.*	81,400	235,246
DIRTT Environmental Solutions*	119,400	144,474
DLH Holdings Corp.*	7,500	55,050
Fuel Tech, Inc.*	203,500	170,940
Houston Wire & Cable Co.*	16,500	38,940
Hudson Global, Inc.*	2,019	17,666
InnerWorkings, Inc.*	52,200	68,904
Limbach Holdings, Inc.*+	10,900	40,112
LS Starrett Co. (The), Class A*	32,300	109,497
LSI Industries, Inc.	157,200	1,017,084
Lydall, Inc.*	30,600	414,936
Mastech Digital, Inc.*+	36,300	941,259
Navios Maritime Holdings, Inc.*	21,300	44,943

Industry Company	Shares	Value

Industrials (continued)
Orion Energy Systems, Inc.*+	298,300	$1,032,118
Orion Group Holdings, Inc.*	105,300	330,642
Performant Financial Corp.*	50,000	33,395
Perma-Pipe International Holdings, Inc.*	4,500	25,290
Quad/Graphics, Inc.	69,075	224,494
Quest Resource Holding Corp.*+	22,000	29,700
Tel-Instrument Electronics Corp.*	11,400	42,750
Transcat, Inc.*	16,300	421,518
Virco Mfg. Corp.*	17,600	46,112
Volt Information Sciences, Inc.*	87,600	113,004
Willis Lease Finance Corp.*	5,100	123,828

		7,737,070

Information Technology - 11.75%
AstroNova, Inc.	16,800	133,728
Aviat Networks, Inc.*	58,313	1,064,212
Bel Fuse, Inc., Class B	13,600	145,928
Blonder Tongue Laboratories, Inc.*	290,100	208,872
Communications Systems, Inc.	105,900	536,913
CounterPath Corp.*	94,000	473,760
Finjan Holdings, Inc.*	312,700	481,558
GlobalSCAPE, Inc.	46,300	451,425
Identiv, Inc.*	18,500	94,350
Information Services Group, Inc.*	10,800	22,356
inTEST Corp.*	213,400	719,158
Intevac, Inc.*	33,800	184,548
MicroVision, Inc.*+	210,000	285,600
NetSol Technologies, Inc.*	38,500	102,410
One Stop Systems, Inc.*	20,800	40,976
PCTEL, Inc.	3,800	25,384
Perceptron, Inc.*	10,700	35,417
PRGX Global, Inc.*+	24,200	113,740
RF Industries, Ltd.	84,196	392,353
Schmitt Industries, Inc.*+	70,802	247,099
ServiceSource International, Inc.*	168,300	265,914
Synacor, Inc.*	52,500	59,325
Taitron Components, Inc., Class A	68,500	178,100
TESSCO Technologies, Inc.	12,130	66,715
TransAct Technologies, Inc.	62,800	287,624

bridgeway.com	23

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company		Shares	Value

Common Stocks (continued)
Information Technology (continued)
WidePoint Corp.*		198,100	$ 137,779

			6,755,244

Materials - 4.58%
AgroFresh Solutions, Inc.*		35,100	106,353
Caledonia Mining Corp. PLC+		10,700	185,324
Contura Energy, Inc.*+		71,700	217,968
Core Molding Technologies, Inc.*		10,200	42,024
Flexible Solutions International, Inc.+		66,300	135,252
Friedman Industries, Inc.		71,800	362,590
Gulf Resources, Inc.*		107,360	569,008
Intrepid Potash, Inc.*		144,700	143,253
Olympic Steel, Inc.		74,100	870,675

			2,632,447

Real Estate - 0.66%
Griffin Industrial Realty, Inc.		7,000	379,190

TOTAL COMMON STOCKS - 99.88%			57,440,547

(Cost $63,052,502)

Rate^		Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 14.16%
Fidelity Investments Money Market Government Portfolio Class I**	0.06%	8,143,087	8,143,087

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 14.16%			8,143,087

(Cost $8,143,087)

TOTAL INVESTMENTS - 114.04%			$65,583,634
(Cost $71,195,589)
Liabilities in Excess of Other Assets - (14.04%)			(8,072,292)

NET ASSETS - 100.00%			$57,511,342

*  Non-income producing security.

**  This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2020.

^ Rate disclosed as of June 30, 2020.

Δ   Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.

+   This security or a portion of the security is out on loan as of June 30, 2020. Total loaned securities had a value of $8,517,873 as of June 30, 2020. See Note 2 for disclosure of cash and non-cash collateral.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2020 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks Consumer Discretionary	$9,707,467	$—	$ 1,688	$9,709,155
Energy	5,208,162	—	9,576	5,217,738
Industrials	7,697,550	39,520	—	7,737,070
Other Industries (a)	34,776,584	—	—	34,776,584

Total Common Stocks	57,389,763	39,520	11,264	57,440,547
Investments Purchased with Cash Proceeds from Securities Lending	—	8,143,087	—	8,143,087

TOTAL	$57,389,763	$8,182,607	$11,264	$65,583,634

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

24	Annual Report | June 30, 2020

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value :
Investment in Securities (Value)
Common Stocks
Balance as of 06/30/2019	$—
Purchases	505,295
Sales	(244,745)
Realized Gain/(Loss)	(134,990)
Change in Unrealized Appreciation/ (Depreciation)	(114,296)
Transfers in	—
Transfers out	—
Balance as of 06/30/2020	$11,264

Net Change in Unrealized Appreciation (Depreciation) from Investments Held as of 06/30/2020	$(114,296)

See Notes to Financial Statements.

bridgeway.com	25

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2020

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended June 30, 2020, our Fund returned +34.41%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+42.07%). However, our Fund outperformed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+32.50%), as well as the Russell 2000 Index (+25.42%) and the Russell Microcap Index (+30.54%). Results in this quarter were good on an absolute basis, but mixed on a relative basis.

For the fiscal year, our Fund returned -10.99%. It trailed the CRSP Cap-Based Portfolio 10 Index (+1.92%), the Lipper Micro-Cap Stock Funds Index (-6.90%), the Russell 2000 Index (-6.63%), and the Russell Microcap Index (-4.77%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2020

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	34.41%	-10.99%	0.16%	8.58%	4.58%	8.71%
CRSP Cap-Based Portfolio 10 Index	42.07%	1.92%	3.43%	9.27%	7.16%	9.69%
Russell 2000 Index	25.42%	-6.63%	4.29%	10.50%	7.01%	7.00%
Russell Microcap Index	30.54%	-4.77%	2.86%	9.93%	5.65%	N/A
Lipper Micro-Cap Stock Funds Index	32.50%	-6.90%	3.35%	9.68%	6.19%	7.06%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 526 of the smallest publicly traded U.S. stocks with dividends reinvested, as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

26	Annual Report | June 30, 2020

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to June 30, 2020

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund’s sidestepping strategies, which eliminate exposure to stocks with high probability of a steep price decline, major financial distress or bankruptcy, hurt performance relative to the benchmark. These stocks, which were hit particularly hard during the third quarter of the fiscal year, bounced back significantly in the final quarter’s market turnaround. During the quarter, the Fund held about 25% of its assets, on average, in stocks outside of CRSP 10. The Fund’s non-CRSP 10 holdings generally detracted from relative performance.

From a sector perspective, the Fund’s stock selection effect was negative, with holdings in the Energy, Industrials, and Financials sectors detracting most from relative performance.

The table below presents index performance numbers for stocks in the different deciles during various time periods. The table is intended to provide a frame of reference for size.

			Annualized
CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	94.5 Years
1 (ultra-large)	20.86%	11.34%	12.00%	14.45%	9.46%
2	26.72%	2.95%	8.97%	13.63%	10.50%
3	27.87%	-2.09%	7.26%	12.80%	10.89%
4	27.59%	-6.46%	5.07%	11.80%	10.72%
5	30.98%	-4.51%	3.33%	10.77%	11.13%
6	34.63%	-1.00%	4.76%	11.49%	11.13%
7	32.34%	-2.42%	6.85%	12.71%	11.45%
8	34.41%	-8.28%	2.13%	9.71%	11.11%
9	37.50%	-1.60%	5.29%	10.92%	11.25%
10 (ultra-small)	42.07%	1.92%	3.43%	9.27%	12.93%

[1]

Performance figures are as of the period ended June 30, 2020. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

bridgeway.com	27

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Fiscal Year Performance

The Fund held about 18% of its assets, on average, in stocks outside CRSP 10 during the 12-month period. The Fund’s non-CRSP 10 holdings generally underperformed the benchmark and hurt relative returns. The Fund’s sidestepping strategies, which eliminate exposure to stocks with high probability of a steep price decline, major financial distress or bankruptcy, also detracted from relative performance.

From a sector perspective, the Fund’s stock selection effect was negative. Holdings in the Health Care sector detracted the most from relative results. Holdings in the Industrials, Energy, and Information Technology sectors also reduced relative returns.

Top Ten Holdings as of June 30, 2020

Rank	Description	Industry	% of Net Assets
1	QEP Resources, Inc.	Energy	0.7%
2	Veritone, Inc.	Information Technology	0.7%
3	Turtle Beach Corp.	Consumer Discretionary	0.7%
4	Cymabay Therapeutics, Inc.	Health Care	0.7%
5	A-Mark Precious Metals, Inc.	Financials	0.6%
6	LogicBio Therapeutics, Inc.	Health Care	0.6%
7	Conn’s, Inc.	Consumer Discretionary	0.6%
8	Nautilus, Inc.	Consumer Discretionary	0.6%
9	Surface Oncology, Inc.	Health Care	0.6%
10	Acacia Research Corp.	Industrials	0.6%
	Total		6.4%

Industry Sector Representation as of June 30, 2020

	% of Net Assets	% of CRSP 10 Index	Difference
Communication Services	3.9%	2.9%	1.0%
Consumer Discretionary	17.3%	18.2%	-0.9%
Consumer Staples	0.8%	1.1%	-0.3%
Energy	11.1%	13.8%	-2.7%
Financials	15.1%	13.4%	1.7%
Health Care	22.9%	25.6%	-2.7%
Industrials	10.9%	10.6%	0.3%
Information Technology	11.0%	9.6%	1.4%
Materials	4.5%	4.3%	0.2%
Real Estate	0.7%	0.2%	0.5%
Utilities	0.4%	0.3%	0.1%
Cash & Other Assets	1.4%	0.0%	1.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

28	Annual Report | June 30, 2020

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty. In addition, turbulence and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Fund.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgeway.com	29

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

COMMON STOCKS - 98.71%
Communication Services - 3.93%
A.H. Belo Corp., Class A	125,883	$ 217,778
Alaska Communications Systems Group, Inc.	209,700	585,063
Ballantyne Strong, Inc.*	100,000	164,000
Beasley Broadcast Group, Inc., Class A	24,625	59,839
Chicken Soup For The Soul Entertainment, Inc.*+	15,000	103,650
Cinedigm Corp., Class A*+	350,000	668,500
Cumulus Media, Inc., Class A*+	80,500	317,975
DHI Group, Inc.*	160,500	337,050
Entravision Communications Corp., Class A	128,900	184,327
Fluent, Inc.*	212,100	377,538
Gaia, Inc.*+	48,400	405,592
Harte Hanks, Inc.*	41,533	126,260
IDT Corp., Class B*	23,700	154,761
Lee Enterprises, Inc.*+	261,000	255,780
Marchex, Inc., Class B*	147,400	232,892
NII Holdings, Inc., Escrow*Δ	287,700	624,309
Saga Communications, Inc., Class A	6,516	166,810
Salem Media Group, Inc.	159,000	179,670
Townsquare Media, Inc., Class A	56,000	250,320
Travelzoo*+	82,400	464,736
Zedge, Inc., Class B*	16,855	24,945

		5,901,795

Consumer Discretionary - 17.33%
AMCON Distributing Co.	3,900	219,726
Ark Restaurants Corp.	17,900	221,960
Ascena Retail Group, Inc.*+	45,000	65,700
Barnes &Noble Education, Inc.*	216,000	345,600
Bassett Furniture Industries, Inc.	47,244	347,243
BBQ Holdings, Inc.*	54,838	179,594
Big 5 Sporting Goods Corp.+	151,400	293,716
Blue Apron Holdings, Inc., Class A*+	17,000	188,530
Bowl America, Inc., Class A	13,000	122,299
Build-A-Bear Workshop, Inc.*	72,500	158,050
Canterbury Park Holding Corp.	7,278	78,238
Carrols Restaurant Group, Inc.*	169,100	818,444
China XD Plastics Co., Ltd.*	73,500	84,525
Citi Trends, Inc.	35,800	723,876

Industry Company	Shares	Value

Consumer Discretionary (continued)
Collectors Universe, Inc.	6,960	$238,589
Conn’s, Inc.*+	88,954	897,546
Container Store Group, Inc. (The)*+	209,900	680,076
Culp, Inc.+	51,700	445,137
Delta Apparel, Inc.*	36,588	443,447
Destination XL Group, Inc.*	192,222	125,002
Dixie Group, Inc. (The)*	6,000	5,640
Dover Motorsports, Inc.	48,396	75,014
Drive Shack, Inc.*+	335,000	619,750
Duluth Holdings, Inc., Class B*+	37,500	276,375
Educational Development Corp.	41,400	398,268
Emerson Radio Corp.*	187,100	125,357
Envela Corp.*+	122,400	746,640
Escalade, Inc.	41,380	577,665
Express, Inc.*	225,000	346,500
Fiesta Restaurant Group, Inc.*	4,300	27,434
Flanigan’s Enterprises, Inc.*	1,000	15,000
Flexsteel Industries, Inc.	29,900	377,637
Francesca’s Holdings Corp.*+	12,700	48,895
GNC Holdings, Inc., Class A*Δ+	165,000	13,200
Greenlane Holdings, Inc., Class A*+	40,000	159,200
Hamilton Beach Brands Holding Co., Class A	50,000	595,000
Horizon Global Corp.*+	115,000	253,000
Hovnanian Enterprises, Inc., Class A*+	15,000	350,850
Iconix Brand Group, Inc.*+	56,200	52,266
J Alexander’s Holdings, Inc.*	73,100	359,652
J Jill, Inc.*	100,000	69,200
JAKKS Pacific, Inc.*	198,600	162,852
Kirkland’s, Inc.*+	54,417	147,470
Kura Sushi USA, Inc., Class A*+	20,500	292,740
Lakeland Industries, Inc.*+	7,357	165,018
Leaf Group, Ltd.*+	198,000	726,660
Lifetime Brands, Inc.	76,500	514,080
Lincoln Educational Services Corp.*+	154,405	602,180
Lovesac Co. (The)*+	30,000	786,900
Luby’s, Inc.*	131,600	190,820
Nautilus, Inc.*	94,200	873,234
New Home Co., Inc. (The)*	68,400	229,824
P&F Industries, Inc., Class A	10,500	52,500
Party City Holdco, Inc.*+	400,000	596,000

30	Annual Report | June 30, 2020

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
PlayAGS, Inc.*	223,000	$ 753,740
Potbelly Corp.*+	171,000	389,880
Red Robin Gourmet Burgers, Inc.*+	55,000	561,000
Rocky Brands, Inc.	25,800	530,448
RTW Retailwinds, Inc.*	300,000	60,150
Shiloh Industries, Inc.*	185,500	300,510
StoneMor, Inc.*	263,100	204,481
Strattec Security Corp.	23,800	379,372
Superior Industries International, Inc.	67,500	114,750
Sypris Solutions, Inc.*	84,404	62,847
Tailored Brands, Inc.+	320,000	300,160
Tandy Leather Factory, Inc.*	54,558	182,224
Tilly’s, Inc., Class A	89,100	505,197
Town Sports International Holdings, Inc.*	90,000	48,600
TravelCenters of America, Inc.*	38,800	597,520
Tupperware Brands Corp.+	44,500	211,375
Turtle Beach Corp.*+	66,854	984,091
Unique Fabricating, Inc.*	50,000	159,500
US Auto Parts Network, Inc.*+	84,438	731,233
Vince Holding Corp.*+	41,700	231,435
VOXX International Corp.*	64,500	372,810
Xcel Brands, Inc.*	91,000	81,081
ZAGG, Inc.*+	110,600	347,284
Zovio, Inc.*	127,200	389,232

		26,009,039

Consumer Staples - 0.85%
Bridgford Foods Corp.*	1,300	21,528
Lifeway Foods, Inc.*	30,152	69,350
Mannatech, Inc.	13,600	201,144
Natural Alternatives International, Inc.*	40,310	277,333
Oil-Dri Corp. of America	9,200	319,240
Rocky Mountain Chocolate Factory, Inc.	23,400	99,450
United-Guardian, Inc.	19,000	280,868

		1,268,913

Energy - 11.08%
Adams Resources & Energy, Inc.	25,500	682,635
Aemetis, Inc.*	50,000	39,435
Altus Midstream Co., Class A*	350,000	221,795
Amplify Energy Corp.+	195,000	239,850
Aspen Aerogels, Inc.*	65,700	432,306

Industry Company	Shares	Value

Energy (continued)
Barnwell Industries, Inc.*+	60,000	$ 53,958
Battalion Oil Corp.*+	21,500	204,250
Bristow Group, Inc.*	51,783	721,337
California Resources Corp.*+	100,000	122,000
Centrus Energy Corp., Class A*+	34,000	341,360
Chaparral Energy, Inc., Class A*+	165,000	106,953
CONSOL Energy, Inc.*	51,500	261,105
Covia Holdings Corp.*Δ	659,969	46,198
Dawson Geophysical Co.*	102,545	147,665
Denbury Resources, Inc.*	1,500,000	414,150
Earthstone Energy, Inc., Class A*	147,245	418,176
Enservco Corp.*	330,000	56,925
Evolution Petroleum Corp.	136,123	381,144
Forum Energy Technologies, Inc.*	316,000	166,880
FTS International, Inc.*+	25,000	172,500
Geospace Technologies Corp.*+	68,563	515,594
Goodrich Petroleum Corp.*	50,000	360,000
Gran Tierra Energy, Inc.*	1,300,000	450,060
Gulf Island Fabrication, Inc.*	67,300	206,611
Hi-Crush, Inc.*	430,000	65,274
HighPoint Resources Corp.*+	1,050,000	309,750
Houston American Energy Corp.*	350,000	49,000
Independence Contract Drilling, Inc.*+	31,500	122,535
ION Geophysical Corp.*+	75,000	175,500
KLX Energy Services Holdings, Inc.*+	191,000	410,650
Laredo Petroleum, Inc.*+	15,500	214,830
Lonestar Resources US, Inc., Class A*	124,100	58,389
Mammoth Energy Services, Inc.*+	200,000	236,000
Mexco Energy Corp.*+	12,000	39,360
Mitcham Industries, Inc.*	141,425	226,280
Montage Resources Corp.*+	127,900	505,205
NACCO Industries, Inc., Class A	15,570	362,781
Natural Gas Services Group, Inc.*+	60,376	378,558
NCS Multistage Holdings, Inc.*	314,200	181,670
New Concept Energy, Inc.*+	8,400	10,290
Newpark Resources, Inc.*	248,700	554,601

bridgeway.com	31

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Nine Energy Service, Inc.*+	121,900	$ 237,705
Nuverra Environmental Solutions, Inc.*+	4,689	10,878
Overseas Shipholding Group, Inc., Class A*	188,500	350,610
Panhandle Oil and Gas, Inc., Class A+	72,900	195,372
PEDEVCO Corp.*	205,000	166,050
Penn Virginia Corp.*+	50,000	476,500
QEP Resources, Inc.	850,000	1,096,500
Quintana Energy Services, Inc.*	179,058	178,252
Ranger Energy Services, Inc.*	39,700	117,115
RigNet, Inc.*+	76,309	164,064
Ring Energy, Inc.*+	359,000	416,440
SandRidge Energy, Inc.*	192,000	247,680
SEACOR Marine Holdings, Inc.*+	105,000	267,750
SilverBow Resources, Inc.*+	87,200	279,912
Smart Sand, Inc.*+	202,242	212,354
Sundance Energy, Inc.*+	25,000	72,000
Superior Drilling Products, Inc.*	166,100	123,578
Superior Energy Services, Inc.*+	170,000	193,800
Tengasco, Inc.*	25,000	13,825
TETRA Technologies, Inc.*	585,000	312,682
Uranium Energy Corp.*	470,000	412,519
VAALCO Energy, Inc.*	337,100	418,004

		16,627,150

Financials - 15.06%
1347 Property Insurance Holdings, Inc.*	18,400	82,064
1st Constitution Bancorp	28,005	347,262
A-Mark Precious Metals, Inc.*	50,200	956,310
American River Bankshares	31,000	331,700
AmeriServ Financial, Inc.	52,571	160,867
Arlington Asset Investment Corp., Class A	113,069	335,815
Ashford, Inc.*+	5,200	52,780
Asta Funding, Inc.*	38,400	496,512
Atlantic American Corp.*	74,856	122,764
Atlanticus Holdings Corp.*	20,512	212,094
Auburn National BanCorp, Inc.+	4,974	283,966
Bank7 Corp.	32,910	357,238
Bankwell Financial Group, Inc.	8,000	127,200

Industry Company	Shares	Value

Financials (continued)
C&F Financial Corp.	10,690	$355,443
Calamos Asset Management, Escrow*Δ	73,500	—
California Bancorp, Inc.*+	27,500	409,750
Capital Bancorp, Inc.*	17,600	188,320
Capitala Finance Corp.+	51,580	135,655
CB Financial Services, Inc.	13,700	298,934
Chemung Financial Corp.	12,998	354,845
Citizens Community Bancorp, Inc.	48,600	333,396
Citizens Holding Co.+	20,670	516,750
Codorus Valley Bancorp, Inc.	20,937	289,559
Colony Bankcorp, Inc.	22,868	269,156
Community West Bancshares	28,357	249,258
Conifer Holdings, Inc.*+	19,000	46,170
Consumer Portfolio Services, Inc.*	67,900	192,157
Eagle Bancorp Montana, Inc.	17,021	295,825
Elevate Credit, Inc.*	196,400	290,672
ESSA Bancorp, Inc.	20,900	290,928
Evans Bancorp, Inc.	16,201	376,835
First Business Financial Services, Inc.	1,608	26,452
First Financial Northwest, Inc.	44,770	433,821
First Northwest Bancorp	38,500	478,170
First United Corp.	19,492	260,023
First Western Financial, Inc.*	20,000	285,000
GAMCO Investors, Inc., Class A	15,500	206,305
Great Elm Capital Group, Inc.*	3,000	6,990
Guaranty Federal Bancshares, Inc.	15,856	241,804
Hallmark Financial Services, Inc.*	85,000	296,650
Hawthorn Bancshares, Inc.	21,653	426,348
HMN Financial, Inc.*	23,000	337,870
Horizon Technology Finance Corp.+	34,900	380,410
Impac Mortgage Holdings, Inc.*	81,600	137,904
Investcorp Credit Management BDC, Inc.	10,800	37,152
JMP Group, LLC+	51,851	144,146
Lake Shore Bancorp, Inc.	22,150	274,660
Landmark Bancorp, Inc.	15,933	393,704
Malvern Bancorp, Inc.*	23,300	296,609

32	Annual Report | June 30, 2020

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Manning &Napier, Inc.	50,000	$ 143,000
Marlin Business Services Corp.	43,300	366,318
Medallion Financial Corp.*+	85,844	227,487
Meridian Corp.*	24,000	380,400
Monroe Capital Corp.+	39,103	271,766
MSB Financial Corp.	20,000	220,000
Northeast Bank	22,100	387,855
Northrim BanCorp, Inc.	5,750	144,555
Norwood Financial Corp.	9,512	235,802
Ocwen Financial Corp.*	350,000	232,400
Ohio Valley Banc Corp.	13,000	293,150
On Deck Capital, Inc.*	345,000	247,882
OP Bancorp	53,851	371,572
Pacific Mercantile Bancorp*+	83,319	304,948
Patriot National Bancorp, Inc.	16,500	97,350
Penns Woods Bancorp, Inc.	6,600	149,886
Peoples Bancorp of North Carolina, Inc.	22,830	403,406
Portman Ridge Finance Corp.+	210,800	231,880
Protective Insurance Corp., Class B	3,000	45,210
Provident Financial Holdings, Inc.	21,617	289,884
Prudential Bancorp, Inc.	16,534	199,069
Pzena Investment Management, Inc., Class A	57,100	310,624
Randolph Bancorp, Inc.*+	15,000	150,750
Republic First Bancorp, Inc.*	29,600	72,224
Riverview Bancorp, Inc.	76,226	430,677
Safeguard Scientifics, Inc.	70,000	490,000
Security National Financial Corp., Class A*	61,404	414,170
Shore Bancshares, Inc.	31,200	346,008
Silvercrest Asset Management Group, Inc., Class A	28,502	362,260
Summit State Bank	17,200	167,012
Union Bankshares, Inc.+	21,897	409,912
United Bancshares, Inc.	15,200	272,080
United Security Bancshares	39,900	266,931
Unity Bancorp, Inc.	16,500	235,950

		22,596,661

Health Care - 22.91%
AcelRx Pharmaceuticals, Inc.*+	308,150	372,862
Aclaris Therapeutics, Inc.*	200,000	324,000

Industry Company	Shares	Value

Health Care (continued)
Acorda Therapeutics, Inc.*+	280,600	$206,129
Actinium Pharmaceuticals, Inc.*	275,000	96,663
Adamas Pharmaceuticals, Inc.*	156,500	400,640
Advaxis, Inc.*	155,600	83,402
AgeX Therapeutics, Inc.*+	115,000	108,871
Alimera Sciences, Inc.*+	17,333	109,198
Allena Pharmaceuticals, Inc.*+	128,600	203,188
Altimmune, Inc.*+	21,100	225,981
Ampio Pharmaceuticals, Inc.*	628,000	399,973
Apollo Endosurgery, Inc.*	118,700	192,294
Applied Genetic Technologies Corp.*+	91,600	507,464
Aptinyx, Inc.*+	141,000	587,970
Aquestive Therapeutics, Inc.*+	75,000	364,500
Aravive, Inc.*+	24,026	279,663
Assertio Holdings, Inc.*	442,000	378,794
Axcella Health, Inc.*	12,859	71,110
Bellicum Pharmaceuticals, Inc.*+	25,000	185,750
Calyxt, Inc.*+	120,000	591,600
Capital Senior Living Corp.*	108,336	76,919
Castlight Health, Inc., Class B*	449,900	373,417
Catabasis Pharmaceuticals, Inc.*+	75,000	482,250
cbdMD, Inc.*+	215,000	410,650
Chimerix, Inc.*	163,800	507,780
China Pharma Holdings, Inc.*	195,000	129,928
Cidara Therapeutics, Inc.*+	166,060	612,761
Clearside Biomedical, Inc.*+	134,000	251,920
Conformis, Inc.*+	273,706	224,439
CorMedix, Inc.*+	83,800	527,940
Corvus Pharmaceuticals, Inc.*+	110,100	299,472
Cumberland Pharmaceuticals, Inc.*	135,100	449,883
Curis, Inc.*	181,800	219,978
Cyclerion Therapeutics, Inc.*	36,600	216,306
Cymabay Therapeutics, Inc.*	280,000	977,200
CynergisTek, Inc.*	70,000	102,200
Daxor Corp.*+	9,400	137,890
Digirad Corp.*+	20,800	58,240
Electromed, Inc.*+	33,500	515,565
Eloxx Pharmaceuticals, Inc.*+	154,000	466,620
Endologix, Inc.*+	169,600	136,358

bridgeway.com	33

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Entasis Therapeutics Holdings, Inc.*	60,000	$177,600
Enzo Biochem, Inc.*	161,100	360,864
Equillium, Inc.*	60,000	177,000
Evelo Biosciences, Inc.*+	55,000	269,500
EyePoint Pharmaceuticals, Inc.*+	500,200	378,651
Five Prime Therapeutics, Inc.*	139,600	851,560
Forte Biosciences, Inc.*+	5,433	79,213
Genesis Healthcare, Inc.*	594,300	410,126
GlycoMimetics, Inc.*	169,200	636,192
Harvard Bioscience, Inc.*+	174,017	539,453
Ideaya Biosciences, Inc.*	51,700	734,657
Infinity Pharmaceuticals, Inc.*	240,000	217,104
InspireMD, Inc.*	25,000	11,625
IntriCon Corp.*	40,600	548,912
IRIDEX Corp.*	50,400	106,848
IsoRay, Inc.*	284,000	157,762
Kewaunee Scientific Corp.	11,600	107,764
Larimar Therapeutics, Inc.*+	6,250	80,312
Leap Therapeutics, Inc.*+	103,500	216,315
Lineage Cell Therapeutics, Inc.*	436,682	379,913
LogicBio Therapeutics, Inc.*	111,900	946,674
Lumos Pharma, Inc.*+	11,744	193,659
Marker Therapeutics, Inc.*+	180,416	373,461
Matinas BioPharma Holdings, Inc.*	340,000	262,820
Merrimack Pharmaceuticals, Inc.+	55,000	183,150
Milestone Scientific, Inc.*+	129,500	252,525
Mustang Bio, Inc.*	160,000	508,800
Myomo, Inc.*	24,000	88,560
NanoViricides, Inc.*	34,439	257,604
NantKwest, Inc.*+	43,300	531,724
Neos Therapeutics, Inc.*+	310,000	212,350
Neuronetics, Inc.*	66,200	127,766
NovaBay Pharmaceuticals, Inc.*	25,000	28,750
Novan, Inc.*	350,000	169,085
Obalon Therapeutics, Inc.*	33,000	23,285
Oncocyte Corp.*	100,000	191,000
Oragenics, Inc.*	140,000	97,132
Otonomy, Inc.*	119,800	433,676
Palatin Technologies, Inc.*	896,000	458,752
PhaseBio Pharmaceuticals, Inc.*+	122,000	561,200
Protalix BioTherapeutics, Inc.*+	91,600	347,164

Industry Company	Shares	Value
Health Care (continued)
Proteostasis Therapeutics, Inc.*+	259,500	$355,515
RA Medical Systems, Inc.*	150,000	73,875
resTORbio, Inc.*+	140,000	301,000
Retractable Technologies, Inc.*+	98,000	687,960
Rockwell Medical, Inc.*+	133,390	260,110
Savara, Inc.*	211,100	525,639
scPharmaceuticals, Inc.*	25,000	184,000
SCYNEXIS, Inc.*	425,000	319,132
Senseonics Holdings, Inc.*+	200,000	78,000
Sesen Bio, Inc.*	515,000	370,800
Sientra, Inc.*	182,894	707,800
Sierra Oncology, Inc.*+	23,040	280,397
Solid Biosciences, Inc.*+	100,376	294,102
Surface Oncology, Inc.*+	133,100	873,136
Synlogic, Inc.*+	160,000	324,800
Synthetic Biologics, Inc.*	74,300	37,975
T2 Biosystems, Inc.*+	375,000	476,250
Tela Bio, Inc.*+	10,000	129,600
Tetraphase Pharmaceuticals, Inc.*	20,000	50,400
Tonix Pharmaceuticals Holding Corp.*	200,000	122,100
TransEnterix, Inc.*+	205,895	111,389
Trevena, Inc.*	150,000	225,000
Trevi Therapeutics, Inc.*+	85,000	559,300
Unum Therapeutics, Inc.*	160,000	73,600
Venus Concept, Inc.*+	25,000	87,250
VIVUS, Inc.*+	127,000	104,381
VolitionRX, Ltd.*+	70,000	272,300
Xeris Pharmaceuticals, Inc.*+	188,000	500,080
Xtant Medical Holdings, Inc.*	121,916	109,724
Zynerba Pharmaceuticals, Inc.*+	95,300	321,161

		34,375,052

Industrials - 10.90%
Acacia Research Corp.*	211,800	866,262
Acme United Corp.	11,535	265,074
AeroCentury Corp.*+	10,900	26,923
American Superconductor Corp.*	45,100	366,663
AMREP Corp.*	28,900	130,339
ARC Document Solutions, Inc.	230,519	230,519
Armstrong Flooring, Inc.*	74,900	223,951
Babcock & Wilcox Enterprises, Inc.*+	267,000	608,760

34	Annual Report | June 30, 2020

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
BG Staffing, Inc.	28,900	$327,148
BlueLinx Holdings, Inc.*+	38,600	330,802
Briggs & Stratton Corp.+	175,000	229,250
Charah Solutions, Inc.*+	136,900	435,342
Chicago Rivet & Machine Co.	8,000	166,400
Commercial Vehicle Group, Inc.*	100,100	289,289
CompX International, Inc.	6,200	85,684
CPI Aerostructures, Inc.*	69,700	229,313
DIRTT Environmental Solutions*	405,000	490,050
Eastern Co. (The)	21,200	378,844
Espey Mfg. & Electronics Corp.+	10,700	185,322
ExOne Co. (The)*+	48,300	412,965
FreightCar America, Inc.*	83,300	103,292
Fuel Tech, Inc.*	49,228	41,352
GEE Group, Inc.*	77,600	42,447
Goldfield Corp. (The)*	108,080	400,977
GP Strategies Corp.*	93,587	802,976
Graham Corp.	18,900	240,786
HC2 Holdings, Inc.*+	163,000	544,420
Hill International, Inc.*	243,251	369,742
Houston Wire & Cable Co.*	57,100	134,756
Hudson Global, Inc.*	10,942	95,742
India Globalization Capital, Inc.*	99,000	59,301
InnerWorkings, Inc.*+	329,808	435,347
Innovative Solutions and Support, Inc.*	80,400	402,000
LSI Industries, Inc.	88,000	569,360
Mayville Engineering Co., Inc.*	40,000	316,000
Mesa Air Group, Inc.*	60,000	206,400
Nesco Holdings, Inc.*+	60,000	241,200
Orion Group Holdings, Inc.*	135,000	423,900
PAM Transportation Services, Inc.*	7,108	218,571
Patriot Transportation Holding, Inc.	30,871	259,316
Performant Financial Corp.*	210,300	140,459
Perma-Pipe International Holdings, Inc.*	26,600	149,492
PICO Holdings, Inc.*	45,000	379,350
Quad/Graphics, Inc.	70,000	227,500
RCM Technologies, Inc.*	80,710	108,151
Roadrunner Transportation Systems, Inc.*+	120,000	277,200
RR Donnelley & Sons Co.	300,000	357,000
Servotronics, Inc.+	15,653	118,963

Industry Company	Shares	Value
Industrials (continued)
SIFCO Industries, Inc.*+	16,024	$ 64,096
Titan International, Inc.+	329,600	481,216
Twin Disc, Inc.*	63,100	349,574
Ultralife Corp.*	52,400	367,324
US Xpress Enterprises, Inc., Class A*	80,000	480,000
USA Truck, Inc.*	16,500	127,875
Virco Mfg. Corp.*	22,800	59,736
Volt Information Sciences, Inc.*	152,986	197,352
YRC Worldwide, Inc.*+	155,000	286,750

		16,358,823

Information Technology - 11.03%
ADDvantage Technologies Group, Inc.*+	75,000	258,000
ALJ Regional Holdings, Inc.*	225,000	112,500
Amtech Systems, Inc.*	46,500	226,455
Applied Optoelectronics, Inc.*+	20,000	217,400
AstroNova, Inc.+	56,300	448,148
Aviat Networks, Inc.*	18,986	346,495
Aware, Inc.*	74,579	244,619
Bel Fuse, Inc., Class B	21,000	225,330
BK Technologies Corp.	163,744	555,092
Blonder Tongue Laboratories, Inc.*	20,000	14,400
Communications Systems, Inc.	26,200	132,834
Computer Task Group, Inc.*	69,800	281,294
CSP, Inc.	34,700	281,764
Eastman Kodak Co.*	158,900	354,347
eMagin Corp.*	235,000	185,438
EMCORE Corp.*	129,702	412,452
Everspin Technologies, Inc.*	66,000	463,320
Frequency Electronics, Inc.*	20,000	175,200
GlobalSCAPE, Inc.+	20,180	196,755
GSI Technology, Inc.*	51,417	369,174
IEC Electronics Corp.*	41,650	401,090
Information Services Group, Inc.*	150,000	310,500
Innodata, Inc.*	85,955	116,039
Intellicheck, Inc.*+	80,200	605,510
inTEST Corp.*	30,600	103,122
Intevac, Inc.*	63,000	343,980
Inuvo, Inc.*	306,000	163,435
Issuer Direct Corp.*+	20,000	203,000
Key Tronic Corp.*	57,100	299,775
LGL Group, Inc. (The)*	29,200	248,200
MicroVision, Inc.*+	435,000	591,600

bridgeway.com	35

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
MoneyGram International, Inc.*+	250,000	$802,500
Network-1 Technologies, Inc.	115,000	248,975
Optical Cable Corp.*+	20,100	50,250
Perceptron, Inc.*	55,800	184,698
Pixelworks, Inc.*+	158,900	513,247
Powerfleet, Inc.*	123,000	568,260
PRGX Global, Inc.*+	110,000	517,000
QAD, Inc., Class B	6,250	187,500
RealNetworks, Inc.*	170,000	221,000
RF Industries, Ltd.	53,900	251,174
Richardson Electronics, Ltd.	99,011	400,004
ServiceSource International, Inc.*	338,917	535,489
SMTC Corp.*+	102,434	310,375
Sonim Technologies, Inc.*	141,800	114,745
Steel Connect, Inc.*	248,800	149,305
Synacor, Inc.*	195,900	221,367
Synchronoss Technologies, Inc.*	50,000	176,500
TESSCO Technologies, Inc.+	38,000	209,000
TransAct Technologies, Inc.	30,000	137,400
Trio-Tech International*	26,800	83,884
Veritone, Inc.*+	67,736	1,006,557
Wayside Technology Group, Inc.	18,498	475,399
WidePoint Corp.*	265,000	184,308
Wireless Telecom Group, Inc.*	113,100	112,297

		16,548,502

Materials - 4.54%

AgroFresh Solutions, Inc.*	206,300	625,089
Ampco-Pittsburgh Corp.*	50,000	153,500
Comstock Mining, Inc.*	94,000	89,291
Contura Energy, Inc.*+	81,488	247,724
Core Molding Technologies, Inc.*	28,700	118,244
Flexible Solutions International, Inc.	45,707	93,242
Flotek Industries, Inc.*+	317,300	380,760
Friedman Industries, Inc.	54,000	272,700
General Moly, Inc.*	417,000	83,775
Golden Minerals Co.*	450,000	193,500
Gulf Resources, Inc.*	56,960	301,888
Intrepid Potash, Inc.*	500,000	495,000
IT Tech Packaging, Inc.*	147,000	88,935
LSB Industries, Inc.*	149,000	172,840
Northern Technologies International Corp.	27,900	222,642

Industry Company	Shares	Value

Materials (continued)
Olympic Steel, Inc.	55,600	$ 653,300
Paramount Gold Nevada Corp.*+	105,000	130,200
Ramaco Resources, Inc.*	203,900	436,346
Rayonier Advanced Materials, Inc.	245,300	689,293
Resolute Forest Products, Inc.*	122,700	258,897
Solitario Zinc Corp.*	80,000	25,192
Synalloy Corp.*+	31,500	235,620
Trecora Resources*	79,041	495,587
United States Antimony Corp.*	8,500	4,165
Universal Stainless & Alloy Products, Inc.*	39,358	338,479

		6,806,209

Real Estate - 0.69%
American Realty Investors, Inc.*+	1,697	15,256
Griffin Industrial Realty, Inc.	6,741	365,160
Maui Land & Pineapple Co., Inc.*	10,000	111,000
Stratus Properties, Inc.*	21,150	418,982
Trinity Place Holdings, Inc.*	91,100	125,718

		1,036,116

Utilities - 0.39%
RGC Resources, Inc.	10,259	247,960
Spark Energy, Inc., Class A	48,400	342,188

		590,148

TOTAL COMMON STOCKS - 98.71%		148,118,408

(Cost $154,918,658)

EXCHANGE TRADED FUND - 0.38%
iShares Micro-Cap ETF+	6,525	569,437

TOTAL EXCHANGE TRADED FUND - 0.38%		569,437

(Cost $163,006)

RIGHTS - 0.00%
Elanco Animal Health, Inc., CVR*Δ	46,983	—
OncoMed Pharmaceuticals, Inc., CVR*Δ	125,000	—
OncoMed Pharmaceuticals, Inc., CVR*Δ	75,000	—

TOTAL RIGHTS - 0.00%		—

(Cost $33,569)

36	Annual Report | June 30, 2020

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company		Shares	Value

WARRANTS - 0.00%
SAExploration Series A, expire 07/27/21*Δ		848	$—
SAExploration Series B, expire 07/27/21*Δ		848	—

TOTAL WARRANTS - 0.00%			—

(Cost $ — )

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	0.06%	566	566

TOTAL MONEY MARKET FUND - 0.00%			566

(Cost $566)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 18.51%
Fidelity Investments Money Market Government Portfolio Class I**	0.06%	27,780,446	27,780,446

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING- 18.51%			27,780,446

(Cost $27,780,446)

TOTAL INVESTMENTS - 117.60%			$176,468,857
(Cost $182,896,245)
Liabilities in Excess of Other Assets - (17.60%)			(26,414,959)

NET ASSETS - 100.00%			$150,053,898

*  Non-income producing security.

**  This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2020.

^ Rate disclosed as of June 30, 2020.

Δ   Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.

+   This security or a portion of the security is out on loan at June 30, 2020. Total loaned securities had a value of $30,210,000, which included loaned securities with value of $313,656 that have been sold and are pending settlement as of June 30, 2020. The total market value of loaned securities excluding these pending sales is $29,896,344. See Note 2 for disclosure of cash and non-cash collateral.

CVR - Contingent Value Rights

LLC - Limited Liability Company

Summary of inputs used to value the Fund’s investments as of 06/30/2020 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks
Communication Services	$5,277,486	$—	$624,309	$5,901,795
Consumer Discretionary	25,980,839	15,000	13,200	26,009,039
Energy	16,580,952	—	46,198	16,627,150
Financials	22,596,661	—	0	22,596,661
Industrials	15,933,107	425,716	—	16,358,823
Other Industries (a)	60,624,940	—	—	60,624,940

Total Common Stock	146,993,985	440,716	683,707	148,118,408
Exchange Traded Fund	569,437	—	—	569,437
Rights	—	—	0	0
Warrants	—	—	0	0
Money Market Fund	—	566	—	566
Investments Purchased with Cash Proceeds from Securities Lending	—	27,780,446	—	27,780,446

TOTAL	$147,563,422	$28,221,728	$683,707	$176,468,857

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

bridgeway.com	37

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value. The Funds recognize transfers between levels as of the end of the period.

		Investment in Securities (Value)
	Common Stocks	Rights	Warrants	Total
Balance as of 06/30/2019	$—	$0	$0	$0
Purchases/ Issuances	386,888	0	—	386,888
Sales/Expirations	—	—	—	—
Realized Gain/(Loss)	—	—	—	—
Change in Unrealized Appreciation/ (Depreciation)	(340,690)	—	—	(340,690)
Transfers in	637,509	—	—	637,509
Transfers out	—	—	—	—

Balance as of 06/30/2020	$683,707	$ 0	$ 0	$683,707

Net Change in Unrealized Appreciation (Depreciation) from Investments Held as of 06/30/2020	$(340,690)	$—	$—	$(340,690)

See Notes to Financial Statements.

38	Annual Report | June 30, 2020

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2020

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended June 30, 2020, our Fund returned +29.98%, underperforming our primary market benchmark, the Russell 2000 Growth Index (+30.58%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+34.39%). It was a strong quarter on an absolute basis, but a weak one on a relative basis.

For the fiscal year, our Fund returned -14.46%, lagging both the Russell 2000 Growth Index (+3.48) and the Lipper Small-Cap Growth Funds Index (+6.40%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2020

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	29.98%	-14.46%	1.90%	9.86%	4.54%	5.26%
Russell 2000 Growth Index	30.58%	3.48%	6.86%	12.92%	8.85%	8.80%
Lipper Small-Cap Growth Funds Index	34.39%	6.40%	9.67%	13.49%	8.75%	8.61%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

bridgeway.com	39

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to June 30, 2020

Detailed Explanation of Quarterly Performance

The Fund’s diversifying value metrics models lagged the benchmark and detracted from relative results. However, its core company financial health models and diversifying price momentum model outperformed, helping offset some of this negative impact. The Fund’s tilt toward smaller stocks in the small-cap growth universe added to relative performance in an environment where the benchmark’s smaller companies tended to outperform its larger ones. The Fund’s greater-than-benchmark core exposure (as measured by multiple valuation metrics) also helped relative performance during the quarter.

From a sector perspective, the Fund’s allocation effect, excluding cash, was positive. Overweightings in the Consumer Discretionary and Energy sectors made the largest positive contributions to relative returns, while overweightings in the Financials and Real Estate sectors were the largest detractors. The Fund’s stock selection effect was negative, with holdings in the Health Care sector detracting the most from relative performance.

Detailed Explanation of Fiscal Year Performance

The Fund’s diversifying value metrics models and primary company financial health models lagged the benchmark during the 12-month period. However, the Fund’s diversifying price momentum model outperformed the benchmark and partially offset some of these losses. The Fund’s greater-than-benchmark exposure to core stocks (as measured by multiple valuation metrics) also detracted significantly from relative performance. However, the Fund’s tilt toward smaller stocks in the small-cap growth universe added to relative results.

From a sector perspective, the Fund’s allocation effect was negative. Overweightings in the Real Estate and Energy sectors detracted the most from relative results. The Fund’s stock selection effect was significantly negative, with holdings in the Health Care and Industrials sectors weighing heavily on relative returns.

40	Annual Report | June 30, 2020

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2020

Rank	Description	Industry	% of Net Assets
1	GlycoMimetics, Inc.	Health Care	1.7%
2	BioSpecifics Technologies, Inc.	Health Care	1.7%
3	Aimmune Therapeutics, Inc.	Health Care	1.7%
4	Innoviva, Inc.	Health Care	1.6%
5	Simulations Plus, Inc.	Health Care	1.6%
6	Diebold Nixdorf, Inc.	Information Technology	1.6%
7	Forterra, Inc.	Materials	1.6%
8	Medpace Holdings, Inc.	Health Care	1.6%
9	Patrick Industries, Inc.	Industrials	1.6%
10	Crocs, Inc.	Consumer Discretionary	1.6%

	Total		16.3%

Industry Sector Representation as of June 30, 2020

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Communication Services	1.3%	2.6%	-1.3%
Consumer Discretionary	11.6%	12.7%	-1.1%
Consumer Staples	1.8%	3.2%	-1.4%
Energy	1.1%	0.2%	0.9%
Financials	2.1%	4.3%	-2.2%
Health Care	40.6%	34.4%	6.2%
Industrials	14.7%	13.0%	1.7%
Information Technology	17.0%	21.2%	-4.2%
Materials	2.8%	2.7%	0.1%
Real Estate	5.1%	3.8%	1.3%
Utilities	1.3%	1.9%	-0.6%
Cash & Other Assets	0.6%	0.0%	0.6%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. In addition, turbulence and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Fund.

bridgeway.com	41

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

42	Annual Report | June 30, 2020

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

COMMON STOCKS - 99.40%
Communication Services - 1.27%
Liberty Media Corp.-Liberty Braves, Class C*	3,000	$ 59,220
Meredith Corp.+	15,800	229,890

		289,110

Consumer Discretionary - 11.57%
Asbury Automotive Group, Inc.*	1,800	139,194
Boot Barn Holdings, Inc.*+	5,500	118,580
Camping World Holdings, Inc., Class A+	9,600	260,736
Crocs, Inc.*	9,800	360,836
Dave & Buster’s Entertainment, Inc.+	8,700	115,971
Deckers Outdoor Corp.*	600	117,834
LCI Industries	2,900	333,442
LGI Homes, Inc.*+	3,300	290,499
Rent-A-Center, Inc.	9,900	275,418
RH*+	1,400	348,460
Texas Roadhouse, Inc.	1,300	68,341
TopBuild Corp.*	1,800	204,786

		2,634,097

Consumer Staples - 1.82%
Coca-Cola Consolidated, Inc.	800	183,352
John B. Sanfilippo & Son, Inc.	2,700	230,391

		413,743

Energy - 1.16%
Cactus, Inc., Class A	6,400	132,032
DMC Global, Inc.+	4,800	132,480

		264,512

Financials - 2.06%
Curo Group Holdings Corp.+	41,200	336,604
NMI Holdings, Inc., Class A*	8,200	131,856

		468,460

Health Care - 40.58%
Aimmune Therapeutics, Inc.*+	22,600	377,646
American Renal Associates Holdings, Inc.*	8,400	54,768
AMN Healthcare Services, Inc.*	7,700	348,348
Amneal Pharmaceuticals, Inc.*+	61,700	293,692
BioSpecifics Technologies Corp.*	6,200	379,936

Industry Company	Shares	Value

Health Care (continued)
Castlight Health, Inc., Class B*	75,100	$ 62,333
Catalyst Pharmaceuticals, Inc.*	41,400	191,268
CONMED Corp.	4,400	316,756
Cutera, Inc.*	21,900	266,523
Cymabay Therapeutics, Inc.*	79,300	276,757
Electromed, Inc.*	15,800	243,162
Ensign Group, Inc. (The)	5,500	230,175
GlycoMimetics, Inc.*	101,200	380,512
Hanger, Inc.*	18,100	299,736
iCAD, Inc.*	24,600	245,754
InfuSystem Holdings, Inc.*	7,000	80,780
Innoviva, Inc.*	26,700	373,266
Joint Corp. (The)*	22,100	337,467
Medpace Holdings, Inc.*	3,900	362,778
Millendo Therapeutics, Inc.*+	164,300	289,168
Misonix, Inc.*	26,200	355,534
National Research Corp.	5,900	343,439
Neuronetics, Inc.*	32,700	63,111
NuVasive, Inc.*	6,200	345,092
Omnicell, Inc.*	4,100	289,542
Ontrak, Inc.*+	10,000	247,400
Radius Health, Inc.*	9,000	122,670
Repro-Med Systems, Inc.*+	14,000	125,720
Savara, Inc.*	130,900	325,941
Select Medical Holdings Corp.*	20,300	299,019
Simulations Plus, Inc.	6,200	370,884
Stereotaxis, Inc.*+	20,600	91,876
Surgery Partners, Inc.*	19,300	223,301
XBiotech, Inc.*+	22,300	305,733
Zynex, Inc.*+	13,000	323,310

		9,243,397

Industrials - 14.67%
Allegiant Travel Co.	2,700	294,867
Atkore International Group, Inc.*	9,500	259,825
Avis Budget Group, Inc.*+	6,900	157,941
Brady Corp., Class A	6,900	323,058
Cimpress PLC*	2,400	183,216
Douglas Dynamics, Inc.	9,800	344,176
Insperity, Inc.	2,100	135,933
Lawson Products, Inc.*	5,200	167,752
Meritor, Inc.*+	14,000	277,200
Patrick Industries, Inc.+	5,900	361,375
Shyft Group, Inc. (The)	17,300	291,332
Tennant Co.	4,500	292,545

bridgeway.com	43

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Tetra Tech, Inc.	3,200	$253,184

		3,342,404

Information Technology - 16.98%
Avid Technology, Inc.*+	38,800	282,076
Diebold Nixdorf, Inc.*	60,400	366,024
Evo Payments, Inc., Class A*	10,500	239,715
FormFactor, Inc.*	7,300	214,109
Inseego Corp.*+	29,400	341,040
MAXIMUS, Inc.	3,700	260,665
OSI Systems, Inc.*	4,200	313,488
Plantronics, Inc.+	22,100	324,428
Power Integrations, Inc.	2,900	342,577
Rimini Street, Inc.*	24,500	126,175
TTEC Holdings, Inc.	7,600	353,856
Varonis Systems, Inc.*	3,900	345,072
Workiva, Inc.*	6,700	358,383

		3,867,608

Materials - 2.80%
Forterra, Inc.*	32,600	363,816
Ingevity Corp.*	5,200	273,364

		637,180

Real Estate - 5.14%
Bluerock Residential Growth REIT, Inc.+	24,000	193,920
EastGroup Properties, Inc.	1,300	154,193
Four Corners Property Trust, Inc.	11,300	275,720
Innovative Industrial Properties, Inc.+	1,400	123,228
NexPoint Residential Trust, Inc.	4,500	159,075
Redfin Corp.*+	5,800	243,078
Terreno Realty Corp.	400	21,056

		1,170,270

Utilities - 1.35%
Spark Energy, Inc., Class A	43,500	307,545

TOTAL COMMON STOCKS - 99.40%		22,638,326

(Cost $22,637,113)

	Rate^	Shares	Value

MONEY MARKET FUND - 1.27%
Fidelity Investments Money Market Government Portfolio Class I	0.06%	290,045	$290,045

TOTAL MONEY MARKET FUND - 1.27%			290,045

(Cost $290,045)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 12.48%
Fidelity Investments Money Market Government Portfolio Class I**	0.06%	2,841,009	2,841,009

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 12.48%			2,841,009

(Cost $2,841,009)

TOTAL INVESTMENTS - 113.15%			$25,769,380
(Cost $25,768,167)
Liabilities in Excess of Other Assets - (13.15%)			(2,994,063)

NET ASSETS - 100.00%			$22,775,317

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2020.
^	Rate disclosed as of June 30, 2020.
+

This security or a portion of the security is out on loan as of June 30, 2020. Total loaned securities had a value of $5,690,121 as of June 30, 2020. See Note 2 for disclosure of cash and non-cash collateral.

PLC - Public Limited Company

44	Annual Report | June 30, 2020

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2020

Summary of inputs used to value the Fund’s investments as of 06/30/2020 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$22,638,326	$—	$—	$22,638,326
Money Market Fund	—	290,045	—	290,045
Investments Purchased with Cash Proceeds from Securities Lending	—	2,841,009	—	2,841,009

TOTAL	$22,638,326	$3,131,054	$—	$25,769,380

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings. See Notes to Financial Statements.

bridgeway.com	45

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2020

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2020, our Fund returned +19.88%, outperforming our primary market benchmark, the Russell 2000 Value Index (+18.91%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+19.29%). It was a good quarter.

For the fiscal year, our Fund returned -16.43%, outperforming the Russell 2000 Value Index (-17.48%) and the Lipper Small-Cap Value Funds Index (-18.49%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2020

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (10/31/03)

Small-Cap Value Fund	19.88%	-16.43%	-1.01%	6.97%	3.92%	5.06%
Russell 2000 Value Index	18.91%	-17.48%	1.26%	7.82%	4.97%	6.25%
Lipper Small-Cap Value Funds Index	19.29%	-18.49%	-0.15%	6.99%	4.92%	6.18%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

46	Annual Report | June 30, 2020

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to June 30, 2020

Detailed Explanation of Quarterly Performance

The Fund’s primary value metrics models and diversifying price momentum model outperformed the benchmark and added to relative results. The Fund’s company financial health models lagged, however. The Fund’s tilt toward deeper value stocks across multiple valuation metrics helped relative results during the quarter, as did its tilt toward smaller stocks in the small-cap value universe. The benchmark’s smaller stocks had the strongest returns during the quarter.

From a sector perspective, the Fund’s allocation effect was positive. An overweighting in the Consumer Discretionary sector and an underweighting in the Utilities sector added the most to relative results. The Fund’s stock selection effect was also positive, largely driven by holdings in the Consumer Staples, Industrials, and Financials sectors.

Detailed Explanation of Fiscal Year Performance

The Fund’s primary value metrics models and diversifying price momentum model outperformed the benchmark and added to relative results. This positive contribution was partially offset by underperformance from the Fund’s diversifying company financial health models. The impact of the Fund’s tilt toward deeper value stocks across multiple valuation metrics was generally negative for the 12-month period. The Fund’s tilt toward smaller stocks in the small-cap value universe also detracted from relative results.

From a sector perspective, the Fund’s allocation effect was negative. An underweighting in the Consumer Staples sector and an overweighting in the Real Estate sector detracted the most from relative results. The Fund’s stock selection effect was significantly positive, most notably driven by holdings in the Consumer Staples sector. Holdings in the Financials, Real Estate, and Utilities sectors also boosted relative performance.

bridgeway.com	47

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2020

Rank	Description	Industry	% of Net Assets
1	Michaels Cos., Inc.	Consumer Discretionary	1.7%
2	Commercial Metals Co.	Materials	1.7%
3	James River Group Holdings, Ltd.	Financials	1.7%
4	Casi Pharmaceuticals, Inc.	Health Care	1.7%
5	Hibbett Sports, Inc.	Consumer Discretionary	1.7%
6	HarborOne Bancorp, Inc.	Financials	1.7%
7	Shoe Carnival, Inc.	Consumer Discretionary	1.7%
8	Getty Realty Corp.	Real Estate	1.6%
9	Atlantic Power Corp.	Utilities	1.6%
10	United Natural Foods, Inc.	Consumer Staples	1.6%

	Total		16.7%

Industry Sector Representation as of June 30, 2020

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	0.4%	2.4%	-2.0%
Consumer Discretionary	14.4%	10.9%	3.5%
Consumer Staples	1.9%	3.5%	-1.6%
Energy	5.7%	4.4%	1.3%
Financials	26.4%	29.0%	-2.6%
Health Care	8.4%	6.2%	2.2%
Industrials	12.2%	16.1%	-3.9%
Information Technology	8.2%	6.2%	2.0%
Materials	6.6%	5.5%	1.1%
Real Estate	14.0%	10.4%	3.6%
Utilities	1.8%	5.4%	-3.6%
Liabilities in Excess of Other Assets	0.0%	0.0%	0.0%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. In addition, turbulence and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Fund.

48	Annual Report | June 30, 2020

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgeway.com	49

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

COMMON STOCKS - 100.06%
Communication Services - 0.43%
Scholastic Corp.	4,300	$128,742

Consumer Discretionary - 14.37%
Acushnet Holdings Corp.+	3,000	104,370
Adient PLC*	11,400	187,188
Chico’s FAS, Inc.	128,300	177,054
Dana, Inc.	25,100	305,969
GameStop Corp., Class A*+	76,900	333,746
Hibbett Sports, Inc.*+	24,400	510,936
Lithia Motors, Inc., Class A+	800	121,064
Meritage Homes Corp.*	2,500	190,300
Michaels Cos., Inc. (The)*+	73,100	516,817
Office Depot, Inc.	154,300	362,605
Shoe Carnival, Inc.+	17,100	500,517
Signet Jewelers, Ltd.+	35,500	364,585
Sleep Number Corp.*+	2,400	99,936
Tenneco, Inc., Class A*+	49,100	371,196
Tupperware Brands Corp.+	36,600	173,850

		4,320,133

Consumer Staples - 1.93%
United Natural Foods, Inc.*+	26,100	475,281
Weis Markets, Inc.	2,100	105,252

		580,533

Energy - 5.70%
Antero Resources Corp.*+	89,000	226,060
Arch Resources, Inc.	6,100	173,301
California Resources Corp.*+	187,800	229,116
Comstock Resources, Inc.*	57,900	253,602
CONSOL Energy, Inc.*	13,000	65,910
CVR Energy, Inc.+	6,500	130,715
Peabody Energy Corp.	26,900	77,472
Whiting Petroleum Corp.*+	83,700	94,581
World Fuel Services Corp.	17,900	461,104

		1,711,861

Financials - 26.39%
Artisan Partners Asset Management, Inc., Class A	14,200	461,500
Axos Financial, Inc.*	12,300	271,584
CVB Financial Corp.	16,000	299,840
Elevate Credit, Inc.*	77,400	114,552
Enstar Group, Ltd.*	2,100	320,817
Essent Group, Ltd.	10,900	395,343
First BanCorp Puerto Rico	46,800	261,612
First Bank	13,100	85,412
GAMCO Investors, Inc., Class A	8,700	115,797
HarborOne Bancorp, Inc.*	58,800	502,152

Industry Company	Shares	Value

Financials (continued)
Independence Holding Co.	13,100	$400,729
James River Group Holdings, Ltd.	11,400	513,000
LCNB Corp.	9,500	151,620
National General Holdings Corp.	21,900	473,259
National Western Life Group, Inc., Class A	1,900	386,061
Nelnet, Inc., Class A	8,800	420,112
OFG Bancorp	22,700	303,499
Piper Sandler Cos.	6,700	396,372
Provident Bancorp, Inc.	19,000	149,340
Provident Financial Services, Inc.	11,800	170,510
Selective Insurance Group, Inc.	6,200	326,988
Stewart Information Services Corp.	13,800	448,638
Stifel Financial Corp.	8,500	403,155
TriCo Bancshares	3,200	97,440
Waddell & Reed Financial, Inc., Class A	8,700	134,937
Walker & Dunlop, Inc.	2,600	132,106
Waterstone Financial, Inc.	8,300	123,089
Western New England Bancorp, Inc.	12,100	70,059

		7,929,523

Health Care - 8.41%
AMAG Pharmaceuticals, Inc.*+	23,700	181,305
CASI Pharmaceuticals, Inc.*	205,200	513,000
HealthStream, Inc.*	14,700	325,311
Lannett Co., Inc.*+	29,700	215,622
Milestone Scientific, Inc.*	99,800	194,610
National HealthCare Corp.	5,400	342,576
Owens & Minor, Inc.	46,000	350,520
TherapeuticsMD, Inc.*+	323,200	404,000

		2,526,944

Industrials - 12.17%
ABM Industries, Inc.	12,300	446,490
Arcosa, Inc.	3,800	160,360
BMC Stock Holdings, Inc.*	8,300	208,662
Brady Corp., Class A	9,400	440,108
Builders FirstSource, Inc.*	4,100	84,870
EMCOR Group, Inc.	3,500	231,490
GMS, Inc.*	3,900	95,901
Hawaiian Holdings, Inc.	13,400	188,136
Hub Group, Inc., Class A*	2,600	124,436
Quad/Graphics, Inc.	118,900	386,425
SkyWest, Inc.	10,200	332,724

50	Annual Report | June 30, 2020

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Titan Machinery, Inc.*	24,500	$266,070
Triton International,
Ltd./Bermuda	5,600	169,344
Veritiv Corp.*	25,500	432,480
Willis Lease Finance Corp.*	3,700	89,836

		3,657,332

Information Technology - 8.17%
Amkor Technology, Inc.*	36,100	444,391
Axcelis Technologies, Inc.*	7,400	206,090
Cardtronics PLC, Class A*	2,700	64,746
Cirrus Logic, Inc.*	1,900	117,382
PC Connection, Inc.	6,200	287,432
Sanmina Corp.*	14,800	370,592
Sykes Enterprises, Inc.*	13,500	373,410
Synaptics, Inc.*	2,300	138,276
TTM Technologies, Inc.*+	38,200	453,052

		2,455,371

Materials - 6.64%
Commercial Metals Co.	25,200	514,080
Innospec, Inc.	4,800	370,800
PQ Group Holdings, Inc.*	33,700	446,188
Ryerson Holding Corp.*	22,200	124,986
Verso Corp., Class A	18,400	220,064
Warrior Met Coal, Inc.+	20,700	318,573

		1,994,691

Real Estate - 14.01%
Armada Hoffler Properties, Inc.	23,500	233,825
CorEnergy Infrastructure Trust, Inc.	28,600	261,690
Getty Realty Corp.	16,600	492,688
Gladstone Commercial Corp.	18,200	341,250
Kennedy-Wilson Holdings, Inc.	3,500	53,270
Monmouth Real Estate Investment Corp.	29,700	430,353
National Health Investors, Inc.	6,600	400,752
Newmark Group, Inc., Class A	8,800	42,768
Physicians Realty Trust+	16,700	292,584
QTS Realty Trust, Inc., Class A	1,900	121,771
Realogy Holdings Corp.	48,200	357,162
Retail Opportunity Investments Corp.	20,600	233,398
RMR Group, Inc. (The), Class A	8,300	244,601

Industry Company		Shares	Value

Real Estate (continued)
STAG Industrial, Inc.		11,800	$345,976
Terreno Realty Corp.		6,800	357,952

			4,210,040

Utilities - 1.84%
Atlantic Power Corp.*		245,900	491,800
Southwest Gas Holdings, Inc.		900	62,145

			553,945

TOTAL COMMON STOCKS - 100.06%			30,069,115

(Cost $34,642,734)

Rate^		Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 6.33%
Fidelity Investments Money Market Government Portfolio Class I**	0.06%	1,902,173	1,902,173

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 6.33%			1,902,173

(Cost $1,902,173)

TOTAL INVESTMENTS - 106.39%			$31,971,288
(Cost $36,544,907)
Liabilities in Excess of Other Assets - (6.39%)			(1,920,314)

NET ASSETS - 100.00%			$30,050,974

*	Non-income producing security.
**	This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2020.
^	Rate disclosed as of June 30, 2020.
+

This security or a portion of the security is out on loan at June 30, 2020. Total loaned securities had a value of $4,912,686, which included loaned securities with a value of $116,808 that have been sold and are pending settlement as of June 30, 2020. The total market value of loaned securities excluding these pending sales is $4,795,878. See Note 2 for disclosure of cash and non-cash collateral.

PLC - Public Limited Company

bridgeway.com	51

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2020

Summary of inputs used to value the Fund’s investments as of 06/30/2020 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$30,069,115	$—	$—	$30,069,115
Investments Purchased with Cash Proceeds from Securities Lending	—	1,902,173	—	1,902,173

TOTAL	$30,069,115	$1,902,173	$—	$31,971,288

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings. See Notes to Financial Statements.

52	Annual Report | June 30, 2020

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2020

Dear Fellow Blue Chip Fund Shareholder,

For the quarter ended June 30, 2020, our Fund returned +17.41%, underperforming our primary market benchmark, the S&P 500 Index (+20.54%), our peer benchmark, the Lipper Large-Cap Core Funds Index (+20.09%), and the Russell Top 50 Mega Cap Index (+22.10%). It was a good quarter on an absolute basis, but a poor one on a relative basis.

For the fiscal year, our Fund returned +3.49%, trailing the S&P 500 Index (+7.51%), the Lipper Large-Cap Core Funds Index (+5.10%), and the Russell Top 50 Mega Cap Index (+15.40%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2020

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip Fund	17.41%	3.49%	10.43%	13.31%	8.61%	7.38%
S&P 500 Index	20.54%	7.51%	10.73%	13.99%	8.83%	7.28%
Russell Top 50 Mega Cap Index	22.10%	15.40%	13.16%	14.67%	9.01%	6.78%
Lipper Large-Cap Core Funds Index	20.09%	5.10%	9.33%	12.53%	7.91%	6.36%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

Effective July 31, 2019, the Fund’s principal strategies were significantly revised.

bridgeway.com	53

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment
from Inception July 31, 1997 to June 30, 2020

Detailed Explanation of Quarterly Performance

The Fund’s roughly equal weight design detracted from relative results during the quarter. Maintaining a roughly equal weight portfolio resulted in overweightings in smaller stocks in the mega-cap space that underperformed. Additionally, an overweighting in value stocks detracted from relative results. While the Fund’s design doesn’t focus on value or growth, the quarterly rebalancing process invested more in value stocks during a period in which value continued to underperform growth.

From a sector perspective, the Fund’s allocation effect was modestly positive, largely driven by underweightings in the Utilities and Health Care sectors and an overweighting in the Energy sector. However, the Fund’s stock selection effect was negative. Holdings in the Information Technology, Health Care, and Financials sectors detracted the most from relative performance.

Detailed Explanation of Fiscal Year Performance

The Fund’s roughly equal weight design and quarterly rebalancing process detracted from relative results. Those design features required the Fund to continually trim positions in the largest, highest-growth stocks while adding to positions in smaller, more value mega-cap stocks that underperformed during the 12-month period.

From a sector perspective, the Fund’s allocation effect was positive. Underweightings in the Utilities and Real Estate sectors made the largest positive contributions to relative performance. However, the Fund’s stock selection effect was negative. Holdings in the Information Technology, Health Care, and Financials sectors detracted the most from relative results.

54	Annual Report | June 30, 2020

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods. The table is intended to provide a frame of reference for size.

			Annualized

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	94.5 Years
1 (ultra-large)	20.86%	11.34%	12.00%	14.45%	9.46%
2	26.72%	2.95%	8.97%	13.63%	10.50%
3	27.87%	-2.09%	7.26%	12.80%	10.89%
4	27.59%	-6.46%	5.07%	11.80%	10.72%
5	30.98%	-4.51%	3.33%	10.77%	11.13%
6	34.63%	-1.00%	4.76%	11.49%	11.13%
7	32.34%	-2.42%	6.85%	12.71%	11.45%
8	34.41%	-8.28%	2.13%	9.71%	11.11%
9	37.50%	-1.60%	5.29%	10.92%	11.25%
10 (ultra-small)	42.07%	1.92%	3.43%	9.27%	12.93%

[1]

Performance figures are as of the period ended June 30, 2020. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

bridgeway.com	55

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Contribution to Returns for Blue Chip Fund stocks for the fiscal year June 30, 2020:

Rank	Company	Industry	% Contribution to Return
1	Apple Inc.	Information Technology	1.6%
2	Amazon.com, Inc.	Consumer Discretionary	1.5%
3	Qualcomm, Inc.	Information Technology	1.2%
4	Facebook, Inc., Class A	Communication Services	1.1%
5	Microsoft Corp.	Information Technology	1.1%
6	Visa, Inc., Class A	Information Technology	0.8%
7	Home Depot, Inc. (The)	Consumer Discretionary	0.8%
8	Chevron Corp.	Energy	0.7%
9	Exxon Mobil Corp.	Energy	0.6%
10	Citigroup Inc.	Financials	0.5%
11	Cisco Systems, Inc.	Information Technology	0.5%
12	UnitedHealth Group, Inc.	Health Care	0.5%
13	United Parcel Service, Inc., Class B	Industrials	0.5%
14	Walt Disney Co. (The)	Communication Services	0.4%
15	Alphabet, Inc., Class A	Communication Services	0.4%
16	Bank of America Corp	Financials	0.4%
17	Alphabet, Inc., Class C	Communication Services	0.4%
18	Procter & Gamble Co. (The)	Consumer Staples	0.4%
19	Oracle Corp.	Information Technology	0.4%
20	3M Co.	Industrials	0.4%
21	Comcast Corp., Class A	Communication Services	0.4%
22	Boeing Co. (The)	Industrials	0.3%
23	McDonald’s Corp.	Consumer Discretionary	0.3%
24	Intel Corp.	Information Technology	0.3%
25	PepsiCo, Inc.	Consumer Staples	0.3%
26	International Business Machines Corp.	Information Technology	0.3%
27	Johnson & Johnson	Health Care	0.3%
28	Walmart Inc.	Consumer Staples	0.2%
29	JPMorgan Chase & Co.	Financials	0.2%
30	AT&T Inc.	Communication Services	0.1%
31	Verizon Communications Inc.	Communication Services	0.1%
32	Carrier Global Corp.	Industrials	0.1%
33	Pfizer Inc.	Health Care	0.1%
34	Otis Worldwide Corp.	Industrials	0.1%
35	Coca-Cola Co. (The)	Consumer Staples	0.1%
36	Raytheon Technologies Corp.	Industrials	0.1%
37	Merck & Co., Inc.	Health Care	0.1%
38	Berkshire Hathaway, Inc., Class B	Financials	0.0%
39	Wells Fargo & Co.	Financials	-0.2%

56	Annual Report | June 30, 2020

Blue Chip Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2020

	% of Net Assets	% of S&P 500 Index	Difference
Communication Services	17.3%	10.8%	6.5%
Consumer Discretionary	8.7%	10.8%	-2.1%
Consumer Staples	10.8%	7.0%	3.8%
Energy	4.7%	2.8%	1.9%
Financials	13.2%	10.1%	3.1%
Health Care	9.4%	14.6%	-5.2%
Industrials	10.5%	8.0%	2.5%
Information Technology	25.4%	27.5%	-2.1%
Materials	0.0%	2.5%	-2.5%
Real Estate	0.0%	2.8%	-2.8%
Utilities	0.0%	3.1%	-3.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors .In addition, turbulence and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Fund.

Conclusion

Thank you for your continued investment in Blue Chip Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgeway.com	57

Blue Chip Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

COMMON STOCKS - 99.99%
Communication Services - 17.32%
Alphabet, Inc., Class A*	6,730	$ 9,543,476
Alphabet, Inc., Class C*	6,759	9,554,590
AT&T, Inc.	368,355	11,135,372
Comcast Corp., Class A	285,300	11,120,994
Facebook, Inc., Class A*	83,500	18,960,345
Verizon Communications, Inc.	201,989	11,135,654
Walt Disney Co. (The)	100,650	11,223,481

		82,673,912

Consumer Discretionary - 8.70%
Amazon.com, Inc.*	6,900	19,035,858
Home Depot, Inc. (The)	45,200	11,323,052
McDonald’s Corp.	60,500	11,160,435

		41,519,345

Consumer Staples - 10.76%
Coca-Cola Co. (The)	249,914	11,166,158
PepsiCo, Inc.	84,275	11,146,211
Procter & Gamble Co. (The)	149,806	17,912,303
Walmart, Inc.	92,969	11,135,827

		51,360,499

Energy - 4.68%
Chevron Corp.	124,145	11,077,458
Exxon Mobil Corp.	252,287	11,282,275

		22,359,733

Financials - 13.22%
Bank of America Corp.	627,808	14,910,440
Berkshire Hathaway, Inc., Class B*	62,200	11,103,322
Citigroup, Inc.	216,200	11,047,820
JPMorgan Chase & Co.	159,195	14,973,882
Wells Fargo & Co.	433,159	11,088,870

		63,124,334

Health Care - 9.37%
Johnson & Johnson	79,312	11,153,647
Merck & Co., Inc.	144,035	11,138,227
Pfizer, Inc.	341,274	11,159,660
UnitedHealth Group, Inc.	38,300	11,296,585

		44,748,119

Industrials - 10.52%
3M Co.	72,100	11,246,879
Boeing Co. (The)	60,000	10,998,000
Carrier Global Corp.	105,010	2,333,322
Otis Worldwide Corp.	52,505	2,985,434
Raytheon Technologies Corp.	179,710	11,073,730

Industry Company		Shares	Value

Industrials (continued)
United Parcel Service, Inc., Class B		104,163	$ 11,580,842

			50,218,207

Information Technology - 25.42%
Apple, Inc.		52,250	19,060,800
Cisco Systems, Inc.		240,108	11,198,637
Intel Corp.		186,393	11,151,893
International Business Machines Corp.		92,167	11,131,009
Microsoft Corp.		93,945	19,118,747
Oracle Corp.		206,763	11,427,791
QUALCOMM, Inc.		209,450	19,103,934
Visa, Inc., Class A		99,150	19,152,806

			121,345,617

TOTAL COMMON STOCKS - 99.99%			477,349,766

(Cost $251,549,990)

Rate^		Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	0.06%	69	69

TOTAL MONEY MARKET FUND - 0.00%			69

(Cost $69)

TOTAL INVESTMENTS - 99.99%			$477,349,835
(Cost $251,550,059)
Other Assets in Excess of Liabilities - 0.01%			50,242

NET ASSETS - 100.00%			$477,400,077

*	Non-income producing security.
^	Rate disclosed as of June 30, 2020.

58	Annual Report | June 30, 2020

Blue Chip Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Summary of inputs used to value the Fund’s investments as of 06/30/2020 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$477,349,766	$—	$ —	$477,349,766
Money Market Fund	—	69	—	69

TOTAL	$477,349,766	$69	$ —	$477,349,835

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings. See Notes to Financial Statements.

bridgeway.com	59

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2020

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended June 30, 2020, our Fund returned +7.83%, underperforming our primary market benchmark, the S&P 500 Index (+20.54%) and our peer benchmark, the Lipper Balanced Funds Index (+11.96%).

For the fiscal year, our Fund returned +4.45%, underperforming the S&P 500 Index (+7.51%) but outperforming the Lipper Balanced Funds Index (+3.90%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2020

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (6/30/01)

Managed Volatility Fund	7.83%	4.45%	3.78%	5.39%	3.63%	3.99%
S&P 500 Index	20.54%	7.51%	10.73%	13.99%	8.83%	7.14%
Lipper Balanced Funds Index	11.96%	3.90%	5.95%	8.15%	6.05%	5.55%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

60	Annual Report | June 30, 2020

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception June 30, 2001 to June 30, 2020

Detailed Explanation of Quarterly Performance

For the quarter, the Managed Volatility Fund fell slightly short of its goal to capture at least 40% of the S&P 500 Index’s return. The Fund had an annualized standard deviation of 13.74% during the quarter, which was 57% lower than the S&P 500’s annualized standard deviation of 31.69%during the same period.

The portfolio’s futures and options components detracted from performance, contributing roughly -1.9% and -0.7% to the Fund’s return, respectively. This performance was in line with expectations during a quarter characterized by a rising equity market. The portfolio’s equities component made the largest positive contribution to performance, returning roughly 10%. The performance of the portfolio’s fixed-income component also was modestly positive during the quarter, returning 0.2%.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the Managed Volatility Fund met its objective of capturing at least 40% of the S&P 500 Index’s return. The Fund had an annualized standard deviation of 12.54%, which was 63% lower than the S&P 500’s annualized standard deviation of 34.00%during the same 12-month period.

The portfolio’s equities component added the most to performance, returning nearly 5%. The portfolio’s futures and fixed-income components also helped performance, returning roughly 1.1% and 0.8%, respectively. In contrast, the portfolio’s options component detracted from performance, returning roughly -2.8%.

The Fund continues to perform as designed, particularly over longer time horizons. For the past 10 years and since inception, the Fund has captured roughly 39% and 56%, respectively, of the S&P 500 Index’s return. The Fund’s annualized standard deviation has been about 56% lower than the index’s for both the last 10 years and since inception.

bridgeway.com	61

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Equity Holdings as of June 30, 2020

Rank	Description	Industry	% of Net Assets
1	Microsoft Corp.	Information Technology	3.5%
2	Amazon.com, Inc.	Consumer Discretionary	2.8%
3	Apple, Inc.	Information Technology	2.4%
4	Berkshire Hathaway, Inc., Class B	Financials	1.3%
5	Oracle Corp.	Information Technology	1.3%
6	Walmart, Inc.	Consumer Staples	1.3%
7	Alphabet, Inc., Class A	Communication Services	1.3%
8	Alphabet, Inc., Class C	Communication Services	1.3%
9	Verizon Communications, Inc.	Communication Services	1.2%
10	Target Corp.	Consumer Discretionary	1.2%

	Total		17.6%

Industry Sector Representation as of June 30, 2020

Asset Type	% of Net Assets
Common Stock	60.0%
Communication Services	5.9%
Consumer Discretionary	6.7%
Consumer Staples	4.3%
Energy	1.8%
Financials	7.5%
Health Care	7.2%
Industrials	5.4%
Information Technology	17.7%
Materials	1.1%
Real Estate	1.0%
Utilities	1.4%
U.S. Government Obligations	27.2%
Call Options Written	-1.4%
Put Options Written	-0.9%
Money Market Fund	1.2%
Cash & Other Assets	13.9%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options,

62	Annual Report | June 30, 2020

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield. In addition, turbulence and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Fund.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgeway.com	63

Managed Volatility Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

COMMON STOCKS - 60.04%
Communication Services - 5.92%
Alphabet, Inc., Class A*	260	$368,693
Alphabet, Inc., Class C*	260	367,539
AT&T, Inc.#	3,140	94,922
CenturyLink, Inc.	1,200	12,036
Comcast Corp., Class A#	1,200	46,776
Discovery, Inc., Class C*	1,014	19,530
Facebook, Inc., Class A*#	1,300	295,191
Fox Corp., Class A	266	7,134
Omnicom Group, Inc.#	600	32,760
Verizon Communications, Inc.#	6,600	363,858
Walt Disney Co. (The)	1,165	129,909

		1,738,348
Consumer Discretionary - 6.73%
Amazon.com, Inc.*	300	827,646
AutoZone, Inc.*	150	169,218
Carnival Corp.	300	4,926
Dollar General Corp.	300	57,153
eBay, Inc.#	500	26,225
Ford Motor Co.	2,900	17,632
Hasbro, Inc.#	700	52,465
Magna International, Inc.#	2,500	111,325
McDonald’s Corp.	500	92,235
NIKE, Inc., Class B#	600	58,830
Ross Stores, Inc.	500	42,620
Starbucks Corp.	400	29,436
Target Corp.#	3,000	359,790
Wynn Resorts, Ltd.	200	14,898
Yum! Brands, Inc.#	1,300	112,983

		1,977,382
Consumer Staples - 4.32%
Archer-Daniels-Midland Co.	400	15,960
Campbell Soup Co.#	1,300	64,519
Coca-Cola Co. (The)	900	40,212
Colgate-Palmolive Co.#	400	29,304
Constellation Brands, Inc.,
Class A#	500	87,475
Costco Wholesale Corp.	600	181,926
General Mills, Inc.#	800	49,320
J M Smucker Co. (The)#	400	42,324
Kimberly-Clark Corp.#	600	84,810
Kroger Co. (The)#	800	27,080
Mondelez International, Inc., Class A#	1,200	61,356
PepsiCo, Inc.#	900	119,034
Procter & Gamble Co. (The)#	800	95,656
Walmart, Inc.#	3,100	371,318

		1,270,294

Industry Company	Shares	Value

Energy - 1.84%
Cabot Oil & Gas Corp.#	4,000	$68,720
Chevron Corp.#	1,078	96,190
ConocoPhillips#	887	37,272
EOG Resources, Inc.#	500	25,330
Exxon Mobil Corp.#	1,900	84,968
HollyFrontier Corp.#	3,100	90,520
Kinder Morgan, Inc.	500	7,585
Marathon Petroleum Corp.#	1,700	63,546
Phillips 66	593	42,637
Valero Energy Corp.	400	23,528

		540,296
Financials - 7.50%
Aflac, Inc.#	500	18,015
Allstate Corp. (The)#	300	29,097
American Express Co.#	600	57,120
Aon PLC, Class A	300	57,780
Bank of America Corp.#	1,100	26,125
Berkshire Hathaway, Inc., Class B*#	2,200	392,722
BlackRock, Inc.	300	163,227
Capital One Financial Corp.	200	12,518
Charles Schwab Corp. (The)#	1,200	40,488
Chubb, Ltd.	461	58,372
Citigroup, Inc.#	1,310	66,941
Comerica, Inc.	300	11,430
Goldman Sachs Group, Inc. (The)	200	39,524
Huntington Bancshares, Inc.	3,200	28,912
JPMorgan Chase & Co.#	1,000	94,060
KeyCorp.	3,300	40,194
LPL Financial Holdings, Inc.#	300	23,520
Marsh & McLennan Cos., Inc.#	400	42,948
MetLife, Inc.#	1,000	36,520
Morgan Stanley#	800	38,640
PNC Financial Services Group, Inc. (The)	500	52,605
Progressive Corp. (The)#	1,220	97,734
Prudential Financial, Inc.#	900	54,810
S&P Global, Inc.	500	164,740
Santander Consumer USA Holdings, Inc.#	500	9,205
State Street Corp.#	4,300	273,265
Synchrony Financial#	600	13,296
T. Rowe Price Group, Inc.	200	24,700
Truist Financial Corp.	300	11,265
U.S. Bancorp	1,900	69,958
Voya Financial, Inc.#	1,300	60,645

64	Annual Report | June 30, 2020

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Wells Fargo & Co.#	3,671	$ 93,978

		2,204,354
Health Care - 7.20%
Abbott Laboratories#	1,400	128,002
AbbVie, Inc.#	1,859	182,517
Amgen, Inc.#	500	117,930
Anthem, Inc.	300	78,894
Baxter International, Inc.	600	51,660
Becton Dickinson & Co.	273	65,321
Biogen, Inc.*#	400	107,020
Bristol-Myers Squibb Co.	2,279	134,005
Cigna Corp.	299	56,107
CVS Health Corp.#	400	25,988
Danaher Corp.	200	35,366
DaVita, Inc.*#	700	55,398
Gilead Sciences, Inc.	400	30,776
Johnson & Johnson#	500	70,315
Medtronic PLC#	2,300	210,910
Merck & Co., Inc.#	2,200	170,126
Pfizer, Inc.#	1,700	55,590
Stryker Corp.	360	64,868
Thermo Fisher Scientific, Inc.	500	181,170
UnitedHealth Group, Inc.#	1,000	294,950

		2,116,913
Industrials - 5.39%
3M Co.#	500	77,995
American Airlines Group, Inc.#	500	6,535
Boeing Co. (The)	300	54,990
Carrier Global Corp.	540	11,999
Delta Air Lines, Inc.#	3,500	98,175
Emerson Electric Co.	400	24,812
FedEx Corp.#	600	84,132
Honeywell International, Inc.#	800	115,672
Ingersoll Rand, Inc.*	176	4,949
Johnson Controls International PLC	454	15,499
L3Harris Technologies, Inc.	200	33,934
Lockheed Martin Corp.#	270	98,528
Northrop Grumman Corp.#	700	215,208
Otis Worldwide Corp.	270	15,352
Raytheon Technologies Corp.#	1,240	76,409
Republic Services, Inc.#	800	65,640
Southwest Airlines Co.	1,400	47,852
Spirit AeroSystems Holdings, Inc., Class A#	1,000	23,940

Industry Company	Shares	Value

Industrials (continued)
Trane Technologies PLC	200	$17,796
Union Pacific Corp.	500	84,535
United Parcel Service, Inc., Class B#	1,300	144,534
Waste Management, Inc.#	2,500	264,775

		1,583,261
Information Technology - 17.71%
Adobe, Inc.*#	800	348,248
Apple, Inc.#	1,900	693,120
Applied Materials, Inc.#	1,100	66,495
Cisco Systems, Inc.#	3,000	139,920
Citrix Systems, Inc.	500	73,955
Cognizant Technology Solutions Corp., Class A#	700	39,774
DXC Technology Co.	171	2,821
Fidelity National Information Services, Inc.#	2,100	281,589
Hewlett Packard Enterprise Co.	4,200	40,866
HP, Inc.	2,000	34,860
Intel Corp.#	2,700	161,541
International Business Machines Corp.#	600	72,462
Intuit, Inc.	400	118,476
Juniper Networks, Inc.	2,700	61,722
Mastercard, Inc., Class A#	800	236,560
Micron Technology, Inc.*#	3,900	200,928
Microsoft Corp.#	5,100	1,037,901
NetApp, Inc.#	2,900	128,673
NortonLifeLock, Inc.	1,100	21,813
Oracle Corp.#	6,860	379,152
PayPal Holdings, Inc.*#	1,100	191,653
QUALCOMM, Inc.#	2,400	218,904
salesforce.com, Inc.*#	900	168,597
Taiwan Semiconductor Manufacturing Co., Ltd., ADR#	1,000	56,770
Teradyne, Inc.#	2,000	169,020
Texas Instruments, Inc.#	670	85,070
Visa, Inc., Class A#	900	173,853

		5,204,743
Materials - 1.09%
Corteva, Inc.	1,033	27,674
Dow, Inc.	533	21,725
DuPont de Nemours, Inc.#	933	49,570
Ecolab, Inc.#	500	99,475
Linde PLC	300	63,633

bridgeway.com	65

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Materials (continued)
Sherwin-Williams Co. (The)	100	$ 57,785

		319,862
Real Estate - 0.95%
American Tower Corp.	300	77,562
Crown Castle International Corp.#	500	83,675
Equinix, Inc.	100	70,230
Public Storage	100	19,189
Simon Property Group, Inc.	400	27,352

		278,008
Utilities - 1.39%
AES Corp. (The)	100	1,449
American Electric Power Co., Inc.	800	63,712
Dominion Energy, Inc.	420	34,096
Duke Energy Corp.	783	62,554
NextEra Energy, Inc.#	600	144,102
Public Service Enterprise Group, Inc.	900	44,244
Sempra Energy	500	58,615

		408,772

TOTAL COMMON STOCKS - 60.04%		17,642,233

(Cost $11,458,120)

RIGHTS - 0.01%
Bristol-Myers Squibb Co., CVR*	800	2,864

TOTAL RIGHTS - 0.01%		2,864

(Cost $1,840)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 27.22%
U.S. Treasury Bills - 27.22%
07/09/2020	0.125%(a)	$2,000,000	1,999,949
08/27/2020	0.130%(a)	3,000,000	2,999,335
09/24/2020	0.155%(a)	3,000,000	2,998,973

			7,998,257

TOTAL U.S. GOVERNMENT OBLIGATIONS - 27.22%			7,998,257

(Cost $7,998,234)

Rate^		Shares	Value
MONEY MARKET FUND - 1.16%
Fidelity Investments Money Market Government Portfolio Class I	0.06%	341,709	$341,709

TOTAL MONEY MARKET FUND –1.17%			341,709

(Cost $341,709)

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN - 88.44%			$25,985,063

(Cost $19,799,903)

WRITTEN OPTIONS - (2.29%)
TOTAL WRITTEN OPTIONS - (2.29%)			$(671,565)

(Premiums Received $(623,465))

TOTAL INVESTMENTS - 86.15%			$25,313,498
(Cost $19,176,438)
Other Assets in Excess of Liabilities - 13.85%			4,069,434

NET ASSETS - 100.00%			$29,382,932

*	Non-income producing security.
#	Security subject to call or put option written by the Fund.
^	Rate disclosed as of June 30, 2020.
(a)	Rate represents the effective yield at purchase.
ADR	- American Depositary Receipt
PLC	- Public Limited Company
CVR	- Contingent Value Rights

66	Annual Report | June 30, 2020

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
EXCHANGE TRADED PUT OPTIONS WRITTEN - (0.87%)

Activision Blizzard, Inc.	5	$(37,950)	$70.00	08/21/20	$(1,000)
Adobe, Inc.	6	(261,186)	390.00	10/16/20	(9,972)
Adobe, Inc.	5	(217,655)	290.00	07/17/20	(110)
Allstate Corp. (The)	5	(48,495)	95.00	10/16/20	(3,350)
Ameriprise Financial, Inc.	5	(75,020)	150.00	09/18/20	(6,900)
Autodesk, Inc.	9	(215,271)	220.00	10/16/20	(13,275)
Bank of America Corp.	20	(47,500)	25.00	09/18/20	(5,440)
Biogen, Inc.	11	(294,305)	275.00	10/16/20	(32,010)
Biogen, Inc.	4	(107,020)	300.00	07/17/20	(13,580)
Charles Schwab Corp. (The)	10	(33,740)	35.00	09/18/20	(3,800)
Clorox Co. (The)	7	(153,559)	180.00	07/17/20	(35)
Colgate-Palmolive Co.	5	(36,630)	72.50	08/21/20	(1,195)
Coupa Software, Inc.	5	(138,520)	180.00	09/18/20	(1,550)
Coupa Software, Inc.	5	(138,520)	230.00	09/18/20	(6,050)
CVS Health Corp.	30	(194,910)	62.50	08/21/20	(6,990)
DaVita, Inc.	25	(197,850)	75.00	10/16/20	(11,900)
DaVita, Inc.	15	(118,710)	75.00	07/17/20	(1,515)
Domino’s Pizza, Inc.	5	(184,720)	340.00	09/18/20	(7,550)
eBay, Inc.	10	(52,450)	45.00	10/16/20	(1,640)
Franco-Nevada Corp.	20	(279,280)	140.00	07/17/20	(10,680)
General Mills, Inc.	15	(92,475)	57.50	07/17/20	(900)
J M Smucker Co. (The)	10	(105,810)	105.00	10/16/20	(6,600)
Lennar Corp., Class A	10	(61,620)	60.00	08/21/20	(3,950)
Lockheed Martin Corp.	5	(182,460)	390.00	09/18/20	(18,120)
MarketAxess Holdings, Inc.	2	(100,184)	480.00	08/21/20	(4,400)
Marsh & McLennan Cos., Inc.	15	(161,055)	75.00	07/17/20	(4,950)
Merck & Co., Inc.	10	(77,330)	75.00	10/16/20	(3,700)
Netflix, Inc.	8	(364,032)	390.00	09/18/20	(9,760)
Netflix, Inc.	2	(91,008)	420.00	09/18/20	(4,180)
NRG Energy, Inc.	100	(325,600)	30.00	09/18/20	(17,000)
NVIDIA Corp.	10	(379,910)	340.00	09/18/20	(16,910)
Okta, Inc.	5	(100,115)	175.00	09/18/20	(4,300)
Procter & Gamble Co. (The)	25	(298,925)	120.00	07/17/20	(6,500)
Tractor Supply Co.	20	(263,580)	115.00	10/16/20	(7,600)
Vistra Corp.	5	(9,310)	19.00	10/16/20	(1,050)
VMware, Inc., Class A	10	(154,860)	135.00	10/16/20	(5,550)

Total Exchange Traded Put Options Written (Premiums received $(324,613))					$(254,012)

EXCHANGE TRADED CALL OPTIONS WRITTEN - (1.42%)

3M Co.	2	$(31,198)	$165.00	07/17/20	$(162)
Abbott Laboratories	4	(36,572)	95.00	08/21/20	(1,088)
AbbVie, Inc.	5	(49,090)	100.00	09/18/20	(2,100)
Adobe, Inc.	3	(130,593)	420.00	10/16/20	(12,024)
Aflac, Inc.	5	(18,015)	37.50	08/21/20	(795)
American Airlines Group, Inc.	5	(6,535)	16.00	08/21/20	(565)
American Express Co.	3	(28,560)	115.00	07/17/20	(36)

bridgeway.com	67

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Exchange Traded Call Options Written (continued)
Amgen, Inc.	2	$(47,172)	$245.00	07/17/20	$(362)
Apple, Inc.	6	(218,880)	310.00	09/18/20	(36,684)
Applied Materials, Inc.	4	(24,180)	60.00	07/17/20	(980)
AT&T, Inc.	10	(30,230)	33.00	07/17/20	(60)
Bank of America Corp.	4	(9,500)	25.00	08/21/20	(428)
Berkshire Hathaway, Inc., Class B	15	(267,765)	185.00	09/18/20	(8,355)
Berkshire Hathaway, Inc., Class B	3	(53,553)	210.00	08/21/20	(87)
Biogen, Inc.	2	(53,510)	360.00	07/17/20	(190)
Cabot Oil & Gas Corp.	40	(68,720)	15.00	07/17/20	(9,120)
Campbell Soup Co.	4	(19,852)	55.00	08/21/20	(100)
Charles Schwab Corp. (The)	4	(13,496)	35.00	09/18/20	(960)
Chevron Corp.	4	(35,692)	95.00	09/18/20	(1,600)
Cisco Systems, Inc.	13	(60,632)	46.00	07/17/20	(1,820)
Citigroup, Inc.	4	(20,440)	55.00	07/17/20	(396)
Cognizant Technology Solutions Corp., Class A	3	(17,046)	60.00	08/21/20	(513)
Comcast Corp., Class A	4	(15,592)	42.50	07/17/20	(40)
ConocoPhillips	4	(16,808)	40.00	08/21/20	(1,840)
Constellation Brands, Inc., Class A	2	(34,990)	190.00	07/17/20	(400)
Crown Castle International Corp.	2	(33,470)	175.00	07/17/20	(270)
DaVita, Inc.	4	(31,656)	85.00	07/17/20	(132)
Delta Air Lines, Inc.	35	(98,175)	30.00	09/18/20	(11,900)
DuPont de Nemours, Inc.	3	(15,939)	45.00	07/17/20	(2,550)
eBay, Inc.	3	(15,735)	40.00	07/17/20	(3,666)
Ecolab, Inc.	3	(59,685)	195.00	07/17/20	(2,010)
EOG Resources, Inc.	2	(10,132)	50.00	07/17/20	(472)
Exxon Mobil Corp.	6	(26,832)	47.50	07/17/20	(414)
Facebook, Inc., Class A	4	(90,828)	240.00	09/18/20	(4,340)
FedEx Corp.	3	(42,066)	140.00	07/17/20	(1,956)
Fidelity National Information Services, Inc.	21	(281,589)	135.00	07/17/20	(6,027)
General Mills, Inc.	5	(30,825)	62.50	07/17/20	(575)
Hasbro, Inc.	3	(22,485)	85.00	07/17/20	(120)
HollyFrontier Corp.	31	(90,520)	33.00	09/18/20	(5,270)
Honeywell International, Inc.	3	(43,377)	150.00	09/18/20	(1,977)
Intel Corp.	5	(29,915)	67.50	07/17/20	(40)
International Business Machines Corp.	3	(36,231)	135.00	07/17/20	(51)
Johnson & Johnson	3	(42,189)	135.00	07/17/20	(1,764)
JPMorgan Chase & Co.	3	(28,218)	115.00	07/17/20	(39)
Kimberly-Clark Corp.	3	(42,405)	145.00	07/17/20	(375)
Kroger Co. (The)	3	(10,155)	35.00	07/17/20	(135)
LPL Financial Holdings, Inc.	3	(23,520)	60.00	08/21/20	(6,360)
Magna International, Inc.	25	(111,325)	45.00	09/18/20	(7,500)
Marathon Petroleum Corp.	5	(18,690)	30.00	07/17/20	(3,825)
Marsh & McLennan Cos., Inc.	2	(21,474)	110.00	07/17/20	(300)
Mastercard, Inc., Class A	3	(88,710)	300.00	08/21/20	(3,669)
Medtronic PLC	18	(165,060)	115.00	08/21/20	(126)
Merck & Co., Inc.	7	(54,131)	80.00	10/16/20	(2,030)
MetLife, Inc.	10	(36,520)	40.00	10/16/20	(1,700)
Micron Technology, Inc.	12	(61,824)	55.00	07/17/20	(876)
Microsoft Corp.	20	(407,020)	190.00	09/18/20	(39,500)

68	Annual Report | June 30, 2020

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

Exchange Traded Call Options Written (continued)
Microsoft Corp.	10	$(203,510)	$200.00	10/16/20	$ (15,500)
Mondelez International, Inc., Class A	4	(20,452)	55.00	09/18/20	(304)
Morgan Stanley	4	(19,320)	39.00	07/17/20	(3,440)
NetApp, Inc.	16	(70,992)	45.00	09/18/20	(5,920)
NetApp, Inc.	9	(39,933)	50.00	09/18/20	(1,620)
NextEra Energy, Inc.	2	(48,034)	260.00	09/18/20	(902)
NIKE, Inc., Class B	3	(29,415)	97.50	07/17/20	(870)
Northrop Grumman Corp.	3	(92,232)	350.00	08/21/20	(615)
Omnicom Group, Inc.	3	(16,380)	62.50	07/17/20	(69)
Oracle Corp.	40	(221,080)	60.00	09/18/20	(4,400)
Oracle Corp.	20	(110,540)	52.50	07/17/20	(6,400)
Oracle Corp.	3	(16,581)	55.00	09/18/20	(900)
PayPal Holdings, Inc.	3	(52,269)	120.00	07/17/20	(15,930)
PepsiCo, Inc.	3	(39,678)	140.00	10/16/20	(1,005)
Pfizer, Inc.	5	(16,350)	40.00	09/18/20	(75)
Progressive Corp. (The)	3	(24,033)	80.00	08/21/20	(1,230)
Prudential Financial, Inc.	9	(54,810)	60.00	09/18/20	(4,770)
QUALCOMM, Inc.	7	(63,847)	82.50	07/17/20	(6,209)
Raytheon Technologies Corp.	4	(24,648)	65.00	09/18/20	(1,460)
Republic Services, Inc.	5	(41,025)	85.00	07/17/20	(375)
salesforce.com, Inc.	3	(56,199)	175.00	08/21/20	(5,265)
Santander Consumer USA Holdings, Inc.	5	(9,205)	17.00	07/17/20	(1,125)
Spirit AeroSystems Holdings, Inc., Class A	10	(23,940)	27.50	07/17/20	(840)
State Street Corp.	40	(254,200)	60.00	08/21/20	(27,600)
Synchrony Financial	6	(13,296)	26.00	09/18/20	(720)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	6	(34,062)	60.00	07/17/20	(240)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4	(22,708)	55.00	07/17/20	(1,016)
Target Corp.	25	(299,825)	125.00	07/17/20	(2,100)
Teradyne, Inc.	20	(169,020)	52.50	07/17/20	(65,600)
Texas Instruments, Inc.	3	(38,091)	125.00	09/18/20	(2,565)
United Parcel Service, Inc., Class B	10	(111,180)	115.00	08/21/20	(3,350)
UnitedHealth Group, Inc.	5	(147,475)	300.00	09/18/20	(8,325)
Verizon Communications, Inc.	50	(275,650)	57.50	10/16/20	(6,100)
Verizon Communications, Inc.	5	(27,565)	57.50	09/18/20	(500)
Visa, Inc., Class A	3	(57,951)	200.00	09/18/20	(2,223)
Voya Financial, Inc.	13	(60,645)	45.00	08/21/20	(5,460)
Walmart, Inc.	25	(299,450)	125.00	09/18/20	(7,125)
Walmart, Inc.	3	(35,934)	135.00	09/18/20	(222)
Waste Management, Inc.	20	(211,820)	100.00	07/17/20	(12,300)
Wells Fargo & Co.	11	(28,160)	27.50	08/21/20	(1,309)
Yum! Brands, Inc.	10	(86,910)	90.00	07/17/20	(900)

Total Exchange Traded Call Options Written (Premiums received $(298,852))					$(417,553)

bridgeway.com	69

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 06/30/2020 (See Note 2 in Notes to Financial Statements):

	Assets Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$17,642,233	$—	$—	$17,642,233
Rights	2,864	—	—	2,864
U.S. Government Obligations	—	7,998,257	—	7,998,257
Money Market Fund	—	341,709	—	341,709

TOTAL	$17,645,097	$8,339,966	$—	$25,985,063

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$455,170	$216,395	$—	$671,565

TOTAL	$455,170	$216,395	$—	$671,565

See Notes to Financial Statements.

70	Annual Report | June 30, 2020

THIS PAGE INTENTIONALLY LEFT BLANK

www.bridgeway.com	71

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2020

ASSETS	Aggressive Investors 1	Ultra-Small Company
Investments at value	$143,853,505	$65,583,634
Receivables:
Deposit with brokers for options written	-	-
Portfolio securities sold.	2,687,202	328,023
Fund shares sold	232	226
Dividends and interest	117,854	130,792
Receivable from investment adviser	11,811	-
Deposits with brokers for future contracts	-	-
Prepaid expenses	28,899	11,006

Total assets	146,699,503	66,053,681

LIABILITIES
Payables:
Portfolio securities purchased	2,207,878	-
Fund shares redeemed	83,741	2,653
Due to custodian	-	71,191
Loan payable	304,000	235,000
Payable upon return of securities loaned	1,283,250	8,143,087
Accrued Liabilities:
Investment adviser fees	-	44,419
Administration fees	1,141	442
Directors’ fees	861	339
Other	90,856	45,208
Put options written at value	-	-
Call options written at value	-	-

Total liabilities	3,971,727	8,542,339

NET ASSETS	$142,727,776	$57,511,342

NET ASSETS REPRESENT
Paid-in capital	$161,328,418	$70,023,998
Distributable Earnings/Accumulated Deficit	(18,600,642)	(12,512,656)

NET ASSETS	$142,727,776	$57,511,342

Shares of common stock outstanding of $.001 par value(a)	2,522,355	2,606,607

Net asset value, offering price and redemption price per share	$56.59	$22.06

Total investments at cost	$142,103,189	$71,195,589
Premiums received on put options written	$-	$-
Premiums received on call options written	$-	$-

(a)	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(b)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

72	Annual Report | June 30, 2020

Ultra-Small Company Market		Small-Cap Growth	Small-Cap Value	Blue Chip	Managed Volatility

$176,468,857		$25,769,380	$31,971,288	$477,349,835	$25,985,063
-		-	-	-	2,633,925
2,954,295		-	115,259	13,208,384	4,495
18,404		2,236	115	304,371	-
23,073		21,496	44,352	248,202	13,350
-		-	-	8,230	-
-		-	-	-	1,451,571
24,541		9,169	10,265	67,081	16,283

179,489,170		25,802,281	32,141,279	491,186,103	30,104,687

428,266		93,552	-	13,176,350	-
63,057		47,180	22,438	395,496	-
-		-	102,217	-	314
985,000		-	10,000	41,000	-
27,780,446		2,841,009	1,902,173	-	-

79,451		6,891	10,713	-	9,214
1,178		186	244	4,039	252
1,019		171	219	2,770	161
96,855		37,975	42,301	166,371	40,249
-		-	-	-	254,012
-		-	-	-	417,553

29,435,272		3,026,964	2,090,305	13,786,026	721,755

$150,053,898		$22,775,317	$30,050,974	$477,400,077	$29,382,932

$151,964,323		$27,868,393	$41,570,317	$213,452,389	$22,189,114
(1,910,425)		(5,093,076)	(11,519,343)	263,947,688	7,193,818

$150,053,898		$22,775,317	$30,050,974	$477,400,077	$29,382,932

15,072,099		1,096,371	1,819,049	34,186,255	1,888,922

$9.96(b	)	$20.77	$16.52	$13.96	$15.56

$182,896,245		$25,768,167	$36,544,907	$251,550,059	$19,799,903
$-		$-	$-	$-	$324,613
$-		$-	$-	$-	$298,852

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STATEMENTS OF OPERATIONS

Year Ended June 30, 2020

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

INVESTMENT INCOME
Dividends	$2,082,753	$381,406	$ 2,030,169
Less: foreign taxes withheld	(17,377)	(746)	(514)
Interest	9,444	2,815	11,479
Securities lending.	27,345	388,030	1,750,794

Total Investment Income	2,102,165	771,505	3,791,928

EXPENSES
Investment advisory fees - Base fees	1,431,803	580,882	938,793
Investment advisory fees - Performance adjustment	(1,495,390)	-	-
Administration fees	40,602	15,929	48,435
Accounting fees	64,756	53,935	74,484
Transfer agent fees	134,356	63,011	104,045
Audit fees	17,100	12,300	16,800
Legal fees	33,425	12,835	37,547
Custody fees	7,317	9,591	17,680
Blue sky fees	24,037	11,557	25,112
Directors’ and officers’ fees	21,817	8,438	25,066
Shareholder servicing fees	89,175	17,282	153,383
Reports to shareholders	32,712	20,071	35,178
Miscellaneous expenses	39,512	20,114	55,959

Total Expenses	441,222	825,945	1,532,482

Less investment advisory fees waived and other expenses reimbursed	-	-	(124,231)

Net Expenses	441,222	825,945	1,408,251

NET INVESTMENT INCOME (LOSS)	1,660,943	(54,440)	2,383,677

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	(8,521,044)	(6,373,492)	6,060,316
Written options	-	-	-
Futures contracts	-	-	-
Net Realized Gain (Loss)	(8,521,044)	(6,373,492)	6,060,316

Change in Unrealized Appreciation (Depreciation) on:
Investments	(6,969,652)	796,445	(31,075,170)
Written options	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	(6,969,652)	796,445	(31,075,170)

Net Realized and Unrealized Gain (Loss) on Investments	(15,490,696)	(5,577,047)	(25,014,854)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,829,753)	$(5,631,487)	$(22,631,177)

See Notes to Financial Statements.

74	Annual Report | June 30, 2020

Small-Cap Growth	Small-Cap Value	Blue Chip	Managed Volatility

$ 236,020	$666,873	$12,456,691	$340,943
-	(1,629)	-	(122)
691	3,554	4,976	170,399
58,944	120,715	-	2

295,655	789,513	12,461,667	511,222

189,065	242,701	409,561	178,973
(17,165)	(25,894)	-	-
8,238	10,514	129,307	7,488
48,257	49,470	110,197	51,509
58,301	65,297	92,241	38,000
11,300	11,500	35,000	16,000
6,401	8,265	129,817	6,550
5,163	4,784	8,862	4,528
24,684	24,815	38,715	24,326
4,201	5,416	71,919	4,274
16,247	22,764	101,986	19,726
18,267	19,650	134,908	17,733
13,591	13,336	114,153	9,451
386,550	452,618	1,376,666	378,558

(89,864)	(71,885)	(608,673)	(98,166)

296,686	380,733	767,993	280,392

(1,031)	408,780	11,693,674	230,830

(3,365,549)	(3,833,907)	41,982,231	320,705
-	-	-	677,379
-	-	-	378,943
(3,365,549)	(3,833,907)	41,982,231	1,377,027

(2,340,625)	(2,753,107)	(36,814,622)	(387,200)
-	-	-	36,402
(2,340,625)	(2,753,107)	(36,814,622)	(350,798)

(5,706,174)	(6,587,014)	5,167,609	1,026,229

$(5,707,205)	$(6,178,234)	$16,861,283	$1,257,059

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STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company

	Year Ended June 30,		Year Ended June 30,
	2020	2019	2020	2019

OPERATIONS:
Net investment income (loss)	$1,660,943	$2,951,642	$(54,440)	$860,428
Net realized gain (loss) on investments	(8,521,044)	(11,825,872)	(6,373,492)	(160,937)
Net change in unrealized appreciation (depreciation) on investments	(6,969,652)	(8,208,119)	796,445	(14,307,616)
Net decrease in net assets resulting from operations	(13,829,753)	(17,082,349)	(5,631,487)	(13,608,125)

DISTRIBUTIONS:

From net investment income and net realized gains	(2,253,130)	(17,842,416)	(780,772)	(8,976,806)
Net decrease in net assets from distributions	(2,253,130)	(17,842,416)	(780,772)	(8,976,806)

SHARE TRANSACTIONS:
Proceeds from sale of shares	3,719,722	2,826,662	849,248	1,238,828
Reinvestment of distributions	2,129,245	17,139,212	717,092	8,375,017
Cost of shares redeemed	(28,404,888)	(31,236,846)	(11,648,151)	(9,777,274)
Redemption fees	-	-	-	-
Net increase (decrease) in net assets resulting from share transactions	(22,555,921)	(11,270,972)	(10,081,811)	(163,429)
Net decrease in net assets	(38,638,804)	(46,195,737)	(16,494,070)	(22,748,360)

NET ASSETS:
Beginning of year	181,366,580	227,562,317	74,005,412	96,753,772
End of year	$142,727,776	$181,366,580	$57,511,342	$74,005,412

SHARES ISSUED & REDEEMED
Issued	62,834	46,127	37,716	47,786
Distributions reinvested	33,964	322,773	30,206	369,758
Redeemed	(499,246)	(517,228)	(523,857)	(366,637)
Net increase (decrease)	(402,448)	(148,328)	(455,935)	50,907
Outstanding at beginning of year	2,924,803	3,073,131	3,062,542	3,011,635
Outstanding at end of year	2,522,355	2,924,803	2,606,607	3,062,542

See Notes to Financial Statements.

76	Annual Report | June 30, 2020

Ultra-Small Company Market		Small-Cap Growth		Small-Cap Value

Year Ended June 30,		Year Ended June 30,		Year Ended June 30,
2020	2019	2020	2019	2020	2019

$2,383,677	$2,643,213	$(1,031)	$(47,742)	$408,780	$1,162,708
6,060,316	10,012,500	(3,365,549)	(218,258)	(3,833,907)	(3,088,648)

(31,075,170)	(79,246,838)	(2,340,625)	(5,797,297)	(2,753,107)	(9,795,116)

(22,631,177)	(66,591,125)	(5,707,205)	(6,063,297)	(6,178,234)	(11,721,056)

(2,859,334)	(37,857,578)	(948)	(4,528,900)	(1,172,540)	(9,164,909)

(2,859,334)	(37,857,578)	(948)	(4,528,900)	(1,172,540)	(9,164,909)

21,194,644	36,606,492	693,366	3,609,014	1,623,820	4,577,457
2,712,320	36,666,837	882	4,410,107	1,120,299	8,787,349
(84,776,967)	(110,698,074)	(14,296,024)	(10,814,122)	(14,994,132)	(12,143,617)
43,193	100,303	-	-	-	-

(60,826,810)	(37,324,442)	(13,601,776)	(2,795,001)	(12,250,013)	1,221,189

(86,317,321)	(141,773,145)	(19,309,929)	(13,387,198)	(19,600,787)	(19,664,776)

236,371,219	378,144,364	42,085,246	55,472,444	49,651,761	69,316,537

$150,053,898	$236,371,219	$22,775,317	$42,085,246	$30,050,974	$49,651,761

2,168,366	2,955,119	32,165	126,783	92,441	172,771
240,241	3,508,788	35	194,879	52,522	453,658
(8,173,523)	(9,539,072)	(668,843)	(417,997)	(778,674)	(515,773)

(5,764,916)	(3,075,165)	(636,643)	(96,335)	(633,711)	110,656
20,837,015	23,912,180	1,733,014	1,829,349	2,452,760	2,342,104

15,072,099	20,837,015	1,096,371	1,733,014	1,819,049	2,452,760

bridgeway.com	77

STATEMENTS OF CHANGES IN NET ASSETS

	Blue Chip		Managed Volatility
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019

OPERATIONS:
Net investment income	$11,693,674	$13,105,679	$230,830	$336,023
Net realized gain on investments	41,982,231	68,602,183	1,377,027	568,555
Net change in unrealized appreciation (depreciation) on investments	(36,814,622)	1,846,454	(350,798)	(363,853)
Net increase in net assets resulting from operations	16,861,283	83,554,316	1,257,059	540,725

DISTRIBUTIONS:
From net investment income and net realized gains	(56,389,851)	(64,810,534)	(311,246)	(1,895,822)
Net decrease in net assets from distributions	(56,389,851)	(64,810,534)	(311,246)	(1,895,822)

SHARE TRANSACTIONS:
Proceeds from sale of shares	87,807,618	77,791,859	2,755,337	3,893,273
Reinvestment of distributions	51,355,855	59,566,051	289,211	1,794,927
Cost of shares redeemed	(127,263,400)	(218,586,219)	(5,264,419)	(6,492,503)
Net increase (decrease) in net assets resulting from share transactions	11,900,073	(81,228,309)	(2,219,871)	(804,303)
Net decrease in net assets	(27,628,495)	(62,484,527)	(1,274,058)	(2,159,400)

NET ASSETS:
Beginning of year	505,028,572	567,513,099	30,656,990	32,816,390
End of year	$477,400,077	$505,028,572	$29,382,932	$30,656,990

SHARES ISSUED & REDEEMED
Issued	6,093,425	5,333,074	181,398	258,675
Distributions reinvested	3,477,038	4,639,100	18,866	126,493
Redeemed	(9,086,282)	(15,099,653)	(348,707)	(431,848)
Net increase (decrease)	484,181	(5,127,479)	(148,443)	(46,680)
Outstanding at beginning of year	33,702,074	38,829,553	2,037,365	2,084,045
Outstanding at end of year	34,186,255	33,702,074	1,888,922	2,037,365

See Notes to Financial Statements.

78	Annual Report | June 30, 2020

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

AGGRESSIVE INVESTORS 1

	Year Ended June 30

	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$62.01	$74.05	$66.37	$54.75	$59.15

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.61	0.98	0.23	(0.14)	0.31
Net Realized and Unrealized Gain (Loss)	(5.21)	(6.93)	7.45	12.12	(4.69)

Total from Investment Operations	(4.60)	(5.95)	7.68	11.98	(4.38)

Less Distributions to Shareholders from:
Net Investment Income	(0.82)	(1.21)	-	(0.36)	(0.02)
Net Realized Gain	-	(4.88)	-	-	-

Total Distributions	(0.82)	(6.09)	-	(0.36)	(0.02)

Net Asset Value, End of Year	$56.59	$62.01	$74.05	$66.37(b)	$54.75

Total Return	(7.53%)	(6.67%)	11.57%(b)	21.90%(b)	(7.40%)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$142,728	$181,367	$227,562	$224,073	$207,229
Expenses Before Waivers and Reimbursements	0.28%(c)	0.35%(c)	0.96%	1.66%	0.63%(c)
Expenses After Waivers and Reimbursements	0.28%	0.35%	0.96%	1.66%	0.63%
Net Investment Income (Loss) After Waivers and Reimbursements	1.04%	1.52%	0.31%	(0.23%)	0.58%
Portfolio Turnover Rate	125%	102%	105%	153%	124%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States; consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)

For the year ended June 30, 2020, June 30, 2019 and June 30, 2016 the expense ratios were significantly lower than in other periods, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY

	Year Ended June 30

	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$24.16	$32.13	$30.04	$25.99	$30.37

Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.02)	0.28	(0.04)	0.32	0.28
Net Realized and Unrealized Gain (Loss)	(1.80)	(5.14)	2.73	4.06	(4.39)

Total from Investment Operations	(1.82)	(4.86)	2.69	4.38	(4.11)

Less Distributions to Shareholders from:
Net Investment Income	(0.28)	(0.01)	(0.41)	(0.33)	(0.27)
Net Realized Gain	-	(3.10)	(0.19)	-	-

Total Distributions	(0.28)	(3.11)	(0.60)	(0.33)	(0.27)

Net Asset Value, End of Year	$22.06	$24.16	$32.13	$30.04	$25.99

Total Return	(7.63)%	(14.48)%	9.13%	16.88%	(13.53)%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$57,511	$74,005	$96,754	$100,984	$101,451
Expenses Before Waivers and Reimbursements	1.32%	1.21%	1.18%	1.18%	1.17%
Expenses After Waivers and Reimbursements	1.32%	1.21%	1.18%	1.18%	1.17%
Net Investment Income (Loss) After Waivers and Reimbursements	(0.09%)	1.00%	(0.14%)	1.14%	1.05%
Portfolio Turnover Rate	104%	93%	89%	113%	101%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.

See Notes to Financial Statements.

80	Annual Report | June 30, 2020

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY MARKET

	Year Ended June 30

	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$11.34	$15.81	$14.93	$12.77	$16.18

Income from Investment Operations:
Net Investment Income(a)	0.13	0.11	0.08	0.17	0.12
Net Realized and Unrealized Gain (Loss)	(1.36)	(2.93)	2.76	3.18	(1.87)

Total from Investment Operations	(1.23)	(2.82)	2.84	3.35	(1.75)

Less Distributions to Shareholders from:
Net Investment Income	(0.15)	(0.08)	(0.02)	(0.15)	(0.13)
Net Realized Gain	-	(1.57)	(1.94)	(1.04)	(1.53)

Total Distributions	(0.15)	(1.65)	(1.96)	(1.19)	(1.66)

Paid-in Capital from Redemption Fees(a)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)

Net Asset Value, End of Year	$9.96	$11.34	$15.81	$14.93	$12.77

Total Return(c)	(10.99%)	(16.98%)	20.86%	26.61%	(10.83%)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$150,054	$236,371	$378,144	$352,190	$331,535
Expenses Before Waivers and Reimbursements	0.82%	0.77%	0.75%	0.76%	0.75%
Expenses After Waivers and Reimbursements	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income After Waivers and Reimbursements	1.27%	0.84%	0.52%	1.21%	0.91%
Portfolio Turnover Rate	51%	38%	35%	31%	41%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP GROWTH

	Year Ended June 30

	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$24.28	$30.32	$24.92	$20.33	$21.17

Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.00)(b)	(0.03)	0.09	0.06	0.07
Net Realized and Unrealized Gain (Loss)	(3.51)	(3.43)	5.36	4.60	(0.91)

Total from Investment Operations	(3.51)	(3.46)	5.45	4.66	(0.84)

Less Distributions to Shareholders from:
Net Investment Income	-	(0.10)	(0.05)	(0.07)	-
Net Realized Gain	(0.00)(b)	(2.48)	-	-	-

Total Distributions	-	(2.58)	(0.05)	(0.07)	-

Net Asset Value, End of Year	$20.77	$24.28	$30.32	$24.92	$20.33

Total Return(c)	(14.46%)	(10.81%)	21.91%	22.97%	(3.97%)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$22,775	$42,085	$55,472	$46,544	$36,394
Expenses Before Waivers and Reimbursements	1.22%(d)	1.11%	1.08%	1.16%	1.20%
Expenses After Waivers and Reimbursements	0.94%(d)	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss) After Waivers and Reimbursements	(0.00)(e)	(0.10%)	0.35%	0.24%	0.36%
Portfolio Turnover Rate	115%	102%	122%	136%	137%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the year.
(d)	Includes interest expense of 0.01%.
(e)	Amount represents less than 0.005%.

See Notes to Financial Statements.

82	Annual Report | June 30, 2020

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP VALUE

	Year Ended June 30

	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$20.24	$29.60	$24.82	$20.87	$22.40

Income from Investment Operations:
Net Investment Income(a)	0.19	0.47	0.20	0.22	0.29
Net Realized and Unrealized Gain (Loss)	(3.40)	(5.72)	4.81	3.97	(1.43)

Total from Investment Operations	(3.21)	(5.25)	5.01	4.19	(1.14)

Less Distributions to Shareholders from:
Net Investment Income	(0.51)	(0.74)	(0.23)	(0.24)	(0.39)
Net Realized Gain	-	(3.37)	-	-	-

Total Distributions	(0.51)	(4.11)	(0.23)	(0.24)	(0.39)

Net Asset Value, End of Year	$16.52	$20.24	$29.60	$24.82	$20.87

Total Return(b)	(16.43%)	(17.12%)	20.32%	20.08%	(5.02%)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$30,051	$49,652	$69,317	$61,981	$58,741
Expenses Before Waivers and Reimbursements	1.12%	1.00%	0.94%	0.98%	1.03%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	1.01%	1.97%	0.74%	0.95%	1.41%
Portfolio Turnover Rate	87%	84%	78%	77%	62%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

BLUE CHIP

	Year Ended June 30

	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$14.99	$14.62	$13.71	$12.28	$11.81

Income from Investment Operations:
Net Investment Income(a)	0.33	0.34	0.31	0.30	0.28
Net Realized and Unrealized Gain	0.28	1.75	1.33	1.44	0.49

Total from Investment Operations	0.61	2.09	1.64	1.74	0.77

Less Distributions to Shareholders from:
Net Investment Income	(0.32)	(0.31)	(0.31)	(0.31)	(0.30)
Net Realized Gain	(1.32)	(1.41)	(0.42)	-	-

Total Distributions	(1.64)	(1.72)	(0.73)	(0.31)	(0.30)

Net Asset Value, End of Year	$13.96	$14.99	$14.62	$13.71	$12.28

Total Return(b)	3.49%	16.26%	11.98%	14.33%	6.60%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$477,400	$505,029	$567,513	$550,902	$571,644
Expenses Before Waivers and Reimbursements	0.27%	0.25%	0.22%	0.25%	0.25%
Expenses After Waivers and Reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	2.28%	2.28%	2.17%	2.30%	2.42%
Portfolio Turnover Rate	15%	20%	14%	17%	23%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

84	Annual Report | June 30, 2020

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

MANAGED VOLATILITY

	Year Ended June 30

	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$15.05	$15.75	$14.79	$14.20	$14.05

Income from Investment Operations:
Net Investment Income(a)	0.12	0.16	0.10	0.06	0.04
Net Realized and Unrealized Gain	0.55	0.06	0.95	0.59	0.11

Total from Investment Operations	0.67	0.22	1.05	0.65	0.15

Less Distributions to Shareholders from:
Net Investment Income	(0.16)	(0.31)	(0.09)	(0.06)	(0.00)(b)
Net Realized Gain	-	(0.61)	-	-	-

Total Distributions	(0.16)	(0.92)	(0.09)	(0.06)	(0.00)(b)

Net Asset Value, End of Year	$15.56	$15.05	$15.75	$14.79	$14.20

Total Return(c)	4.45%	1.74%	7.11%	4.59%	1.10%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$29,383	$30,657	$32,816	$36,523	$57,586
Expenses Before Waivers and Reimbursements	1.27%	1.24%	1.20%	1.12%	1.06%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	0.77%	1.06%	0.64%	0.42%	0.31%
Portfolio Turnover Rate	68%	69%	50%	50%	54%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2020

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with nine investment funds as of June 30, 2020. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Blue Chip and Managed Volatility Funds are presented in this report (each is referred to as a “Fund” and collectively, the “Funds”). The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2020,

100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Growth, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth and Small-Cap Value Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities, Options, Futures and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis of current market quotations provided by a pricing service. Options are valued at the close if there is trading volume and, if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

86	Annual Report | June 30, 2020

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1— quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by each Fund, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2020 is included with each Fund’s Schedule of Investments.

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related cash collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value. During the year ended June 30, 2020 the Blue Chip Fund and the Managed Volatility Fund did not have any securities lending transactions.

The following table is a summary of the Funds’ payable upon return of securities loaned and related cash collateral, which are subject to a netting agreement as of June 30, 2020:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount

Aggressive Investors 1
Securities lending	$1,283,250	-	$ 1,283,250	-	$1,283,250	-

Ultra-Small Company
Securities lending	$8,143,087	-	$ 8,143,087	-	$8,143,087	-

Ultra-Small Company Market
Securities lending	$27,780,446	-	$27,780,446	-	$27,780,446	-

Small-Cap Growth
Securities lending	$2,841,009	-	$ 2,841,009	-	$2,841,009	-

Small-Cap Value
Securities lending	$1,902,173	-	$ 1,902,173	-	$1,902,173	-

[1]	Securities loaned with a value of $313,656 and $116,808 in Ultra-Small Company Market and Small-Cap Value have been sold and are pending settlement on June 30, 2020, respectively.

88	Annual Report | June 30, 2020

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

The following table summarizes the securities received as non-cash collateral and cash collateral for securities lending:

	Non-Cash Collateral
Fund	Collateral Type	Coupon Range		Maturity Date Range	Market Value	Cash Collateral	Total Collateral	Market Value of Securities on Loan

Aggressive Investors 1
Securities lending	U.S.Gov’t Obligations	0.00 8.00	%- %	7/9/20-8/15/49	$8,264,113	$1,283,250	$9,547,363	$9,402,758

Ultra-Small Company
Securities lending	U.S.Gov’t Obligations	0.00 8.00	%- %	7/9/20-8/15/49	$810,136	$8,143,087	$8,953,223	$8,517,873

Ultra-Small Company Market
Securities lending	U.S.Gov’t Obligations	0.00 8.00	%- %	7/9/20-11/15/49	$4,814,269	$27,780,446	$32,594,715	$30,210,000

Small-Cap Growth
Securities lending	U.S.Gov’t Obligations	0.00 8.00	%- %	7/9/20-11/15/49	$2,949,485	$2,841,009	$5,790,494	$5,690,121

Small-Cap Value
Securities lending	U.S.Gov’t Obligations	0.00 8.00	%- %	7/9/20-8/15/49	$3,156,618	$1,902,173	$5,058,791	$4,912,686

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2020, the collateral consisted of an institutional government money market fund and U.S. Government Obligations.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk The Funds maintain cash and securities in their custody account maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly as related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

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June 30, 2020

Derivatives

The Funds’ use of derivatives for the year ended June 30, 2020 was limited to futures contracts and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

Primary Underlying Risk/Fund	Derivative Assets	Derivative Liabilities	Location on Statement of Assets and Liabilities
Equity Risk
Managed Volatility:
Written Put Options	-	$254,012	Put options written at value
Written Call Options	-	417,553	Call options written at value

Primary Underlying Risk/Fund	Amount of Realized Gain (Loss) on Derivatives	Amount of Unrealized Gain (Loss) on Derivatives	Location of Gain (Loss) in the Statement of Operations

Equity Risk
Managed Volatility:
Written Options	$677,379		Realized Gain (Loss) on Written Options Change in Unrealized Appreciation
		$36,402	(Depreciation) on Written Options

Futures Contracts	$378,943	-	Realized Gain (Loss) on Futures Contracts

The derivative instruments outstanding as of June 30, 2020, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2020, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned,

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June 30, 2020

such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis; that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes.

Outstanding written options as of June 30, 2020 for the Managed Volatility Fund are included in the Schedule of Investments. The Aggressive Investors 1 Fund had no transactions in written options during the year ended June 30, 2020.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1 Fund, Small-Cap Growth Fund and Small-Cap Value Fund each have management fees that are comprised of a base fee, which is applied to the Fund’s average annual net assets, and a performance adjustment, which adjusts the fee upward or downward depending on a Fund’s performance relative to the applicable market index over a rolling five-year performance period, and is applied to the Fund’s average daily net assets over this performance period.

Because the performance adjustment is based on a Fund’s performance relative to the applicable market index, and not the Fund’s absolute performance, the performance adjustment could increase the Adviser’s fee even if the Fund’s shares lose value over the performance period provided that the Fund outperformed its market index, or could decrease the Adviser’s fee even if the Fund’s shares increase in value during the performance period provided that the Fund underperformed its market index. Also, depending on a Fund’s performance relative to the applicable market index over the rolling five-year performance period, the performance adjustment could increase the Adviser’s fee even if the Fund has experienced underperformance relative to its market index in the short-term, or could decrease the Adviser’s fee even if the Fund has experienced outperformance relative to its market index in the short-term. However, no performance fee adjustment will be applied to the Adviser’s fee if the cumulative difference between a Fund’s performance and that of the applicable market index is less than or equal to 2% over the rolling five-year performance period.

Additionally, because the base fee is applied to average annual net assets, and the performance adjustment is calculated over a rolling five-year performance period, it is possible that if a Fund underperforms the applicable market index significantly over the performance period, and the Fund’s assets have declined significantly over that performance period, the negative performance adjustment may exceed the base fee. In this event, the Adviser would make a payment to the Fund.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

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June 30, 2020

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of each Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2020. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Year Ended 06/30/20

Aggressive Investors 1	1.75%	$ -
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	124,231
Small-Cap Growth	0.94%	89,864
Small-Cap Value	0.94%	71,885
Blue Chip	0.15%	608,673
Managed Volatility	0.94%	98,166

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the year ended June 30, 2020 were as follows:

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$ 604,305	$ 3,443,988
Ultra-Small Company	8,410,369	8,623,494
Ultra-Small Company Market	9,463,791	16,226,821
Small-Cap Growth	651,251	2,155,889
Small-Cap Value	2,678,600	3,558,156

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds, including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser was paid an aggregate annual fee of $775,000, payable in equal monthly installments. Effective April 1, 2020 certain services were outsourced to a third party under a separate agreement and the Adviser’s annual fee was reduced to $209,000, payable in monthly equal installments. For the allocation of this expense to each of the Funds, please see the Statements of Operations.

Board of Directors Compensation Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, effective November 14, 2019, Independent Directors are paid $12,000 per meeting for meeting fees. Prior to November 14, 2019, the meeting fee was $11,000 per meeting. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule12b-1.

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June 30, 2020

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2020 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ -	$198,527,219	$ -	$219,913,905
Ultra-Small Company	-	65,821,369	-	76,375,906
Ultra-Small Company Market	-	95,419,793	-	154,619,727
Small-Cap Growth	-	36,423,701	-	50,252,671
Small-Cap Value	-	34,745,511	-	47,618,164
Blue Chip	-	76,922,093	-	109,838,312
Managed Volatility	-	12,365,013	-	13,299,105

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2020, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$ 17,667,308	$11,068,483	$ 28,809,784
Gross depreciation (excess of tax cost over value)	(15,916,992)	(16,804,165)	(35,273,271)
Net unrealized appreciation (depreciation)	$ 1,750,316	$ (5,735,682)	$ (6,463,487)
Cost of investments for income tax purposes	$142,103,189	$71,319,316	$182,932,344

	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 2,799,776	$ 1,969,868
Gross depreciation (excess of tax cost over value)	(2,839,339)	(6,543,486)
Net unrealized (depreciation)	$ (39,563)	$ (4,573,618)
Cost of investments for income tax purposes	$25,808,943	$36,544,906

	Blue Chip	Managed Volatility
Gross appreciation (excess of value over tax cost)	$234,973,961	$ 7,179,353
Gross depreciation (excess of tax cost over value)	(12,396,577)	(1,074,042)
Net unrealized appreciation	$222,577,384	$ 6,105,311
Cost of investments for income tax purposes	$254,772,451	$19,208,187

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2020 and June 30, 2019, respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Distributions paid from:
Ordinary Income	$2,253,130	$ 3,559,542	$780,772	$ 31,355
Long-Term Capital Gain	-	14,282,874	-	8,945,451
Total	$2,253,130	$17,842,416	$780,772	$8,976,806

	Ultra-Small Company Market		Small-Cap Growth
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Distributions paid from:
Ordinary Income	$2,859,334	$ 1,740,331	$ -	$ 173,020
Long-Term Capital Gain	-	36,117,247	948	4,355,880
Total	$2,859,334	$37,857,578	$948	$4,528,900

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June 30, 2020

	Small-Cap Value		Blue Chip
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Distributions paid from:
Ordinary Income	$1,172,540	$1,650,853	$11,094,115	$11,830,171
Long-Term Capital Gain	-	7,514,056	45,295,736	52,980,363
Total	$1,172,540	$9,164,909	$56,389,851	$64,810,534

	Managed Volatility
	Year Ended June 30, 2020	Year Ended June 30, 2019
Distributions paid from:
Ordinary Income	$ 230,830	$ 630,480
Long-Term Capital Gain	80,416	1,265,342
Total	$ 311,246	$1,895,822

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses.

As of June 30, 2020, the following Funds had capital loss carryovers available to offset future realized capital gains which are not subject to expiration:

	Short-term	Long-Term	Total
Aggressive Investors 1	$16,695,479	$-	$16,695,479
Ultra-Small Company	5,241,121	1,481,388	6,722,509
Small-Cap Growth	2,952,754	-	2,952,754
Small-Cap Value	2,823,550	-	2,823,550

Components of Distributable Earnings/Accumulated Deficit As of June 30, 2020, the components of distributable earnings and accumulated deficits on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Accumulated Net Investment Income	$ -	$ (904)	$ 1,880,559
Capital Loss Carryovers	(16,695,479)	(6,722,509)	—
Accumulated Net Realized Gain on Investments	—	—	2,672,503
Qualified Late Year Deferred Losses*	(3,655,479)	(53,561)	—
Net Unrealized Appreciation (Depreciation) of Investments	1,750,316	(5,735,682)	(6,463,487)
Total	$(18,600,642)	$(12,512,656)	$(1,910,425)

	Small-Cap Growth	Small-Cap Value
Accumulated Net Investment Income	$ (2,985)	$ -
Capital Loss Carryovers	(2,952,754)	(2,823,550)
Accumulated Net Realized Gain (Loss) on Investments	—	—
Qualified Late Year Deferred Losses*	(2,097,774)	(4,122,175)
Net Unrealized (Depreciation) of Investments	(39,563)	(4,573,618)
Total	$(5,093,076)	$(11,519,343)

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

	Blue Chip	Managed Volatility
Accumulated Net Investment Income	$4,838,410	$ -
Capital Loss Carryovers	—	—
Accumulated Net Realized Gain (Loss) on Investments	36,531,894	1,088,507
Qualified Late Year Deferred Losses*	—	—
Net Unrealized Appreciation of Investments	222,577,384	6,105,311
Total	$263,947,688	$7,193,818

*

Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2021. The Ultra-Small Company has elected to defer qualified ordinary late year losses of ($53,561). The Aggressive Investors 1, Ultra-Small Company Market, Small-Cap Growth Fund, Small-Cap Value, Blue Chip and Managed Volatility Funds have no deferred qualified ordinary late-year losses. The Aggressive Investors 1, Small-Cap Growth, Small-Cap Value Funds have elected to defer late-year short term capital gains (losses) of $(7,994,195), $(2,554,903) and $(1,512,407). The Ultra-Small Company, Ultra-Small Company Market, Blue Chip and Managed Volatility Funds have no deferred late-year short term capital gains/(losses). The Aggressive Investors 1, Small-Cap Growth and Small-Cap Value Funds have elected to defer late-year long term capital gains/(losses) of $4,338,716, $457,129 and $(2,609,768). The Ultra-Small Company, Ultra-Small Company Market, Blue Chip Funds and Managed Volatility have no deferred late-year long term capital losses.

For the fiscal year June 30, 2020, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Paid-In Capital	$(592,187)	$ -	$ 1,026,511
Accumulated Deficit	592,187	-	(1,026,511)

	Increase (Decrease)
	Small-Cap Growth	Small-Cap Value
Paid-In Capital	$(40,964)	$(763,760)
Accumulated Deficit	40,964	763,760

	Increase (Decrease)
	Blue Chip	Managed Volatility
Paid-In Capital	$ 3,539,222	$ -
Distributable Earnings	(3,539,222)	-

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, excess distributions, the write-off of unused net operating loss, and redesignation of dividends paid and investments in PFICs.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in the individual Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 10, 2020. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

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June 30, 2020

The Funds incur a facility fee of 0.085% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The facility fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the year ended June 30, 2020, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	2.61%	$623,098	92	$4,158	$2,806,000
Ultra-Small Company	3.08%	311,101	139	3,702	920,000
Ultra-Small Company Market	2.83%	839,475	139	9,186	2,828,000
Small-Cap Growth	3.03%	262,572	166	3,666	1,509,000
Small-Cap Value	2.95%	812,620	50	3,325	4,953,000
Blue Chip	2.38%	741,426	169	8,274	7,090,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On June 30, 2020, Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Value and Blue Chip had loans outstanding in the amounts of $304,000, $235,000, $985,000, $10,000 and $41,000 respectively, exclusive of interest payable on the loans.

8. Redemption Fees

In Ultra-Small Company Market Fund, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

In early 2020, an outbreak of the novel strain of coronavirus (COVID-19) emerged globally. As a result, there have been mandates from federal, state and local authorities resulting in an overall decline in economic activity. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable.

98	Annual Report | June 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and the Shareholders of Aggressive Investors 1 Fund, Ultra-Small Company Fund,

Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund,

Blue Chip Fund, and Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip Fund, and Managed Volatility Fund, each a series of shares of beneficial interest in Bridgeway Funds, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Bridgeway Funds, Inc. since 2005.

Philadelphia, Pennsylvania

August 27, 2020

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1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders, based upon each Fund’s income and distributions for the taxable year ended June 30, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2020. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations there under.

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Corporate Dividends Received Deduction	72.05%	55.05%	84.77%
Qualified Dividend Income	77.28%	53.42%	84.53%
Qualified Interest Related Dividends	0.45%	0.84%	0.42%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%
	Small-Cap Growth	Small-Cap Value
Corporate Dividends Received Deduction	0.00%	31.16%
Qualified Dividend Income	0.00%	28.87%
Qualified Interest Related Dividends	0.00%	0.45%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%
U.S. Government Income	0.00%	0.00%
	Blue Chip	Managed Volatility
Corporate Dividends Received Deduction	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%
Qualified Interest Related Dividends	0.03%	33.29%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%
U.S. Government Income	0.00%	27.74%

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut, the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

During the fiscal year ended June 30, 2020, the Funds paid distributions from ordinary income and long-term capital gain that included equalization debits summarized below:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Ordinary Income Distributions	$2,253,130	$780,772	$2,859,334
Equalization Debits Included in Ordinary Income Distributions	-	-	109,694
Long-Term Capital Gain Distributions	-	-	-
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-	916,817

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	Small-Cap Growth	Small-Cap Value	Blue Chip	Managed Volatility
Ordinary Income Distributions	$-	$1,172,540	$11,094,115	$311,246
Equalization Debits Included in Ordinary Income Distributions	-	-	935,494	-
Long-Term Capital Gain Distributions	948	-	45,295,736	-
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-	2,603,728	-

2. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2020 are available without charge, upon request, by contacting Bridgeway Funds at 800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit are available without charge, upon request, by contacting Bridgeway Funds at 800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 800-SEC-0330.

4. Liquidity Risk Management Program Review

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

Each series (the “Funds”) of Bridgeway Funds, Inc. (the “Company”) has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Company’s Board of Directors (the “Board”) has designated the Liquidity Risk Management Committee (“LRMC”) of Bridgeway Capital Management, Inc., the investment adviser to the Funds, as the Program Administrator for each Fund.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio investments into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid investments that are assets (“Illiquid Assets”). The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid Assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls (i.e., instances when the percentage of a Fund’s net assets in Highly Liquid investments is below the Fund’s current HLIM), including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the LRMC considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable

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stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements or other funding sources. Classification of the Fund’s portfolio investments into one of the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not currently required to establish an HLIM.

At a meeting of the Company’s Board of Directors held on February 13, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy, and effectiveness of its implementation for the annual period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). In its report to the Board, the Program Administrator concluded that the Program is reasonably designed to comply with the Liquidity Rule to assess and manage liquidity risk of each Fund, was implemented adequately and effectively and operated for each Fund during the Reporting Period and each Fund was able to meet requests for redemptions without significant dilution of remaining investors’ interests in the Fund.

There can be no assurance that in the future the Program will achieve its objectives of reducing the risk that the Funds will be unable to meet their redemption obligations and mitigating the dilution of the interests of Fund shareholders. Please refer to the Funds’ Statement of Additional Information for more information regarding the Funds’ exposure to liquidity risk and other risks to which the Funds may be subject.

5. Approval of Investment Management Agreement

Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter by the board of directors of the Company (the “Board” or “Directors”) or a vote of a majority of the outstanding voting securities of each fund. In addition, the renewal must be approved by a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board or its standing committees consider at meetings during the year various factors that are relevant to the annual renewal of each fund’s Management Agreement, including the quality of services and support provided to each fund by the Adviser, the Adviser’s compliance program, including the effectiveness of its implementation, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. Additionally, between regular Board meetings the Adviser provides the Board with updated financial information on the Adviser and strategic direction and marketing efforts.

On May 7, 2020, the Board, including a majority of the Independent Directors, met (the “Meeting”) with the Adviser, the Company’s outside legal counsel, independent legal counsel to the Independent Directors (“Independent Legal Counsel”) and others to consider information bearing on the continuation of the Management Agreement with respect to the following funds of the Company: Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip Fund and Managed Volatility Fund (each a “Fund” and together, the “Funds”).

In reaching its decisions regarding the renewal of the Management Agreement for each Fund, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and committee meetings, as applicable and as described above, as well as the information provided to it specifically in relation to the annual consideration of the approval of the continuation of the Management Agreement for each Fund.

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to the Board’s consideration of the renewal of the Management Agreement with respect to each Fund. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including information regarding:

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June 30, 2020

•

investment performance over various time periods and the fees and expenses of the Fund as compared to a comparable group of funds as determined and prepared by Broadridge Financial Solutions, Inc. (hereinafter “Broadridge”), an independent provider of investment company data;

•	the nature, extent and quality of services provided by the Adviser to the Fund under the Management Agreement;

•	actual management fees paid by the Fund to the Adviser and a comparison of those fees with the management fees charged to other advisory clients of the Adviser, as applicable;

•	the Adviser’s costs of providing services to the Fund and the profitability of the Adviser from its relationship with the Fund;

•	the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect these economies of scale for the benefit of Fund investors; and

•	any potential “fall-out” or ancillary benefits accruing to the Adviser as a result of its relationship with the Fund.

In addition to evaluating the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the Independent Directors met with Independent Legal Counsel to review such information and materials prior to the Meeting. In addition, the Independent Directors met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement with respect to each Fund outside the presence of management during the Meeting.

The Board also was provided with a written description of its statutory responsibilities and the legal standards that are applicable to approval of the renewal of the Management Agreement.

Although the Management Agreement for all of the Funds was considered at the Meeting, the Directors considered the renewal of the Management Agreement with respect to each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions as reported by the Adviser. Furthermore, in evaluating the Management Agreement, the Directors also considered information provided by the Adviser concerning the following:

•

the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund’s assets in accordance with the Fund’s investment objectives, policies and restrictions and how those services and fees differ from those for other advisory clients of the Adviser, as applicable;

•	information regarding the advisory fee rates and the expense limitation or fee waiver arrangements for each Fund;

•	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other advisory clients of the Adviser;

•	the Adviser’s risk assessment and management process;

•	the Adviser’s representation that it does not engage in pre-arranged soft dollar arrangements but that it may receive the benefits of research services provided by broker-dealers; and

•	the financial condition and stability of the Adviser.

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In view of the broad scope and variety of factors and information considered by the Board, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund for an additional year. Rather, the Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes various factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the services provided to each Fund and any expected changes thereto, the qualifications, experience and duties of the Adviser’s personnel, the approximate amount of time those personnel devote to the Funds, recent and expected personnel changes, portfolio manager compensation arrangements, business continuity and succession planning, and enterprise risk management (including as it relates to cybersecurity risk). In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds.

Based on the totality of the information considered, the Directors concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund by the Adviser, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

Investment Performance

The Board considered performance information provided by the Adviser for similarly managed accounts (if any) over the most recent six-month, one-year, three-year, five-year, ten-year and fifteen-year periods ended December 31, 2019 (although certain Funds did not yet have a fifteen-year performance) as well as Fund performance compared with its benchmark for one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2019. The Board considered the Adviser’s representation that the differences in the performance of the similarly managed accounts (if any) and Fund performance were within ranges that the Adviser expects for the relevant accounts/Funds given, for example, differences in cash flows, investment restrictions, account size and tax management practices.

In addition, Broadridge provided a report (the “Broadridge Report”) of comparative data regarding fees, expenses and investment performance for each Fund as compared to a peer group selected by Broadridge (“Peer Group”). The performance periods included total return over the most recent calendar year (“one-year period”) and the annualized total returns over the most recent three calendar year period (“three-year period”), five calendar year period (“five-year period”) and ten calendar year period (“ten-year period”). With regard to the performance information provided in the Broadridge Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

In particular, the Board considered the following performance information as of December 31, 2019 provided by the Adviser and from Broadridge:

•

With regard to the Aggressive Investors 1 Fund, the Fund was in the fifth quintile relative to its Peer Group for the one-year, three-year, five-year and ten-year periods. The Fund outperformed its primary benchmark for the since-inception period, but underperformed its benchmark for the one-year, three-year, five-year and ten-year periods. The Board considered the Adviser’s explanation that the Fund’s smaller size tilt, exposure to higher volatility stocks, non-market-cap weighting and underperformance to certain models had detracted from relative returns for the one-year, three-year, five-year and ten-year periods. The Board also took into account that the Adviser continued to engage in research that has the potential to positively impact the Fund and the Adviser’s continued monitoring of the Fund’s performance. Based on their review, the Directors concluded that the Fund’s performance was being addressed.

•

With regard to the Ultra-Small Company Fund, the Fund had fifth quintile performance compared to its Peer Group for the one-year, three-year, five-year and ten-year periods. The Fund outperformed its primary benchmark for the

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since-inception period, but underperformed its benchmark for the one-year, three-year, five-year and ten-year periods. The Board considered the Adviser’s explanation that the Fund is notably smaller than its small-cap peers, a design feature which has worked against the Fund in recent history and has negatively impacted its peer relative performance and that peer performance was also negatively impacted by the inherent value tilt of the CRSP10 Index relative to the Fund’s small-cap peers. The Board also took into account efforts to reduce transaction costs and that the Fund’s recent performance was generally in line with its design although out of favor in the current market environment, and the Adviser’s continued monitoring of the Fund’s performance. Based on their review, the Directors concluded that the Fund’s performance was being addressed.

•

With regard to the Ultra-Small Company Market Fund, the Fund ranked in the fifth quintile for the one-year, three-year and five-year periods, and the Fund ranked in the fourth quintile for the ten-year period. The Fund underperformed its primary benchmark over the one-year, three-year, five-year, ten-year and since-inception periods. The Board considered the Adviser’s explanation that the variability in the Fund’s performance relative to peers is expected and largely explained by the market capitalization differences between the ultra-small cap nature of the Fund and the other small-cap funds in its Peer Group as well as by the inherent value tilt of the CRSP 10 Index relative to small-cap peers in general. The Board also took into account the Adviser’s continued monitoring of the Fund’s performance. Based on their review, the Directors concluded that the Fund’s performance was being addressed.

•

With regard to the Small-Cap Growth Fund, the Fund ranked in the fifth quintile relative to its Peer Group for the one-year, three-year, five-year and ten-year periods. The Fund underperformed its primary benchmark over the one-year, three-year, five-year, ten-year and since-inception periods. The Board noted that the Adviser had implemented some refinements to its investment process in 2013 and took into account the subsequent impact these refinements had had on the Fund’s relative performance. The Board took into account that increased core exposure through multiple metrics had hurt the Fund’s recent performance and the Adviser’s continued monitoring of the Fund’s performance. Based on their review, the Directors concluded that the Fund’s performance was being addressed.

•

With regard to the Small-Cap Value Fund, the Fund was in the fifth quintile for the one-year period and was in the fourth quintile for the three-year, five-year and ten-year periods, as compared with its Peer Group. The Fund underperformed its primary benchmark over the one-year, three-year, five-year, ten-year and since-inception periods. The Board took into account the various design changes that had been implemented by the Adviser in the Fund in mid-2018, and that the Fund’s recent performance had been in line with design, although out of favor with the current market environment, and the Adviser’s continued monitoring of the Fund’s performance. Based on their review, the Directors concluded that the Fund’s performance was being addressed.

•

With regard to the Blue Chip Fund, the Fund had performance in the second quintile of its Peer Group for the one-year, three-year and ten-year periods, and in the first quintile for the five-year period. The Fund underperformed its primary benchmark for the one-year, three-year and ten-year period, but outperformed over the five-year and since-inception periods. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

•

With regard to the Managed Volatility Fund, the Fund had performance in the fifth quintile of its Peer Group for the one-year period and had performance in the third quintile of its Peer Group for the three-year and five-year periods (Broadridge did not provide ten-year quintile information). The Fund underperformed its primary benchmark for the one-year, three-year, five-year, ten-year and since-inception periods. The Board considered the Adviser’s explanation that the Fund is not designed to outperform the primary benchmark, but instead it is designed to capture market return while limiting volatility, which from inception to date the Fund has done. The Board also considered the Adviser’s statement that this performance is in line with the Fund’s design. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

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Fund Fees and Expenses

The Board considered information provided by the Adviser regarding the advisory fees it charges to other advisory clients and the reasons for any material differences between those fees and the fees it charges to the Funds. The Board also considered the Adviser’s views that, given investment performance and overall expenses, the Adviser believes the management fees for each Fund appear reasonable and appropriate given the distinctive features and design of each Fund, the disciplined implementation of the design by the Adviser, the relatively low management fees in most cases, the performance results in line with design and investor expectations, and the profitability to the Adviser of each Fund. More specifically, with regard to management fee differences among the Funds, the Board considered the Adviser’s view that fee differences stem from market factors as well as the estimated growth rate of the Fund at the time of launch; the potential asset capacity of the Fund; the risks associated with providing the advisory services to the Fund; and estimated costs of providing the advisory services driven by the design complexity of the Fund (e.g., more complex design is higher cost due to the research and portfolio management time required).

With respect to management fee differences between the Funds and other investment company clients of the Adviser, the Board considered that, unlike the Funds, the Adviser serves as a sub-adviser to the other investment company clients, which generally requires the Adviser to furnish fewer services than the services it provides to the Funds. The Board also considered the fees charged to other investment company clients of the Adviser, as well as the Adviser’s representation that for certain Funds, that the Adviser did not manage comparable investment companies.

With respect to management fee differences between the Funds and other non-investment company clients of the Adviser, the Board considered that: (i) the management fee charged to the Ultra-Small Company Market Fund is lower than that charged to comparable clients; (ii) the asset-based management fee charged to the Aggressive Investors 1 Fund is higher than that charged to comparable clients, while the Fund’s performance fee rate is significantly lower than the performance fee rate charged to comparable clients (and there are other differences in the performance fee calculations); and (iii) the Adviser had no advisory clients comparable to the other Funds.

The Board also considered information compiled by Broadridge comparing each Fund’s contractual management fee rate (excluding any performance fees and using an assumed common asset level for the Fund and the other funds in the Peer Group), actual management fee rate (which included the effect of any fee waivers and any performance fees, and was derived from annual reports) and actual total expense ratios (which also included the effect of any fee waivers and performance fees, and was derived from annual reports) as a percentage of average net assets as compared to other funds in its expense Peer Group. Broadridge’s contractual management fee data included both advisory fees and administrative services fees, except for the Funds. Broadridge excluded administrative services fees for the Funds from contractual management fee data because those fees are fixed (i.e., a stated dollar amount), as opposed to asset-based. More specifically, with respect to the Funds, the Adviser provides certain administrative services to the Funds pursuant to a separate contract, in exchange for an annual fixed fee (payable monthly) that the Adviser has represented approximates the cost of providing such services (which the Board considered in connection with profitability, as described below). Broadridge’s actual management fee data for the Funds and the other funds in the Peer Group included both advisory fees and administrative services fees. Thus, the contractual management fee rate in the Funds’ Broadridge comparisons did not reflect these administrative services fees, whereas the actual management fee rate in the Funds’ Broadridge comparisons included both advisory and administrative services fees.

With regard to the expense information provided in the Broadridge Report, the Board considered Fund expenses on a percentile and quintile basis as compared to each Fund’s Peer Group. For purposes of the expense data provided, Broadridge defines the first quintile as 20% of the funds in the applicable Peer Group with the lowest expenses and the fifth quintile as 20% of the funds in the applicable Peer Group with the highest expenses. In particular, the Board considered the following:

•

The Aggressive Investors 1 Fund’s contractual management fee was in the third quintile of its Peer Group (excluding the performance fee) and the Fund’s actual management fees and actual total expenses (factoring in the performance fee) were each in the first quintile of its Peer Group. The Board also considered the impact of the Fund’s performance fee on the fee comparisons.

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•

With respect to the Ultra-Small Company Fund, the Board considered that the Fund’s contractual management fees and actual total expense ratio were each in the second quintile of its Peer Group, and actual management fees were in the fourth quintile. The Board took into account that the Fund’s actual management fee, although in the fourth quintile, was only slightly above the median of its Peer Group.

•

With respect to the Ultra-Small Company Market Fund, the Small-Cap Growth Fund, the Small-Cap Value Fund, the Blue Chip Fund and the Managed Volatility Fund, the Board considered that each Fund was in the first quintile of its applicable Peer Group for the contractual management fee, actual management fee and total expense ratio. The Board also considered the impact of the performance fee arrangement on actual management fees for the Small-Cap Value and Small-Cap Growth Funds.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that total expense levels do not increase above certain asset percentage levels.

The foregoing comparisons assisted the Board in determining to approve the continuance of the Management Agreement for each Fund by providing it with a basis for evaluating each Fund’s management fee and total expense ratio on a relative basis. Based on their review, the Directors concluded that each Fund’s management fee was reasonable in view of the services received by the Fund and the other factors considered.

Profitability

The Board reviewed the materials it received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2016, December 31, 2017, December 31, 2018 and December 31, 2019. The Board also considered the Adviser’s representations that it does not track expenses or maintain staff on a per Fund basis and accordingly the Adviser needed to make certain assumptions to allocate expenses on a Fund-by-Fund basis in order to calculate Fund-by-Fund profitability, making the process a subjective one. The Board also considered that the Adviser was operating some Funds at a loss but that the Adviser’s overall business is profitable. Based on their review, the Directors concluded that the Adviser’s profitability from its relationship with each Fund was reasonable.

Economies of Scale

The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. With respect to whether economies of scale are expected to be realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, on a Fund-by-Fund basis, the current level of advisory fees charged and fee structure and concluded that the Adviser’s fee structure with respect to each Fund was appropriate at this time. The Board considered that the Aggressive Investors 1 Fund and Ultra-Small Company Fund each have fee breakpoints in their management fee schedules although neither Fund is at a size currently to benefit from such breakpoints. With respect to Ultra-Small Company Market Fund and Managed Volatility Fund, the Board considered the Adviser’s representation that it believes that neither Fund will produce significant economies of scale because each Fund involves intensive and time-consuming portfolio and trading management. Lastly, although the Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip Fund and Managed Volatility Fund do not have fee breakpoints in their management fee schedules, the Board considered the Adviser’s explanation that these Funds were priced low relative to their respective Peer Groups and ahead of the economies of scale curve at launch. The Board noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

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“Fallout” or Ancillary Benefits

The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fall-out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board considered benefits related to track record and reputation, and portfolio trading and execution. The Board also considered the Adviser’s representations that it does not engage in pre-arranged soft dollar arrangements but that it may receive the benefits of research services provided by broker-dealers. In addition, the Board took into account that the Adviser receives administrative service fees from the Funds in exchange for providing certain administrative services to the Funds. The Board concluded that the benefits accruing to Adviser by virtue of its relationship with the Funds appeared to be reasonable.

* * * * *

Based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the continuation of the Management Agreement for each Fund was in the best interests of the Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement for each Fund.

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DISCLOSURE OF FUND EXPENSES
June 30, 2020 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market Fund under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2020 and held until June 30, 2020.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/20	Ending Account Value at 6/30/20	Expense Ratio	Expenses Paid During Period* 1/1/20 - 6/30/20

Bridgeway Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$897.69	0.22%	$1.04
Hypothetical Fund Return	$1,000.00	$1,023.77	0.22%	$1.11

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$908.94	1.36%	$6.45
Hypothetical Fund Return	$1,000.00	$1,018.10	1.36%	$6.82

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$857.15	0.75%	$3.46
Hypothetical Fund Return	$1,000.00	$1,021.13	0.75%	$3.77

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$818.36	0.94%	$4.25
Hypothetical Fund Return	$1,000.00	$1,020.19	0.94%	$4.72

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$773.05	0.94%	$4.14
Hypothetical Fund Return	$1,000.00	$1,020.19	0.94%	$4.72

Bridgeway Blue Chip Fund
Actual Fund Return	$1,000.00	$935.03	0.15%	$0.72
Hypothetical Fund Return	$1,000.00	$1,024.12	0.15%	$0.75

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DISCLOSURE OF FUND EXPENSES (continued)
June 30, 2020 (Unaudited)

	Beginning Account Value at 1/1/20	Ending Account Value at 6/30/20	Expense Ratio	Expenses Paid During Period* 1/1/20 - 6/30/20

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$1,012.36	0.94%	$4.70
Hypothetical Fund Return	$1,000.00	$1,020.19	0.94%	$4.72

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six- month period (182) divided by the number of days in the fiscal year (366).

110	Annual Report | June 30, 2020

DIRECTORS & OFFICERS
June 30, 2020 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Karen S. Gerstner Age 65	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Nine	None

Miles Douglas Harper, III* Age 57	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013.	Nine	Calvert Funds (38 Portfolios)

Evan Harrel Age 59	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since 2012.	Nine	None

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DIRECTORS & OFFICERS (continued)
June 30, 2020 (Unaudited)

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 64	Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, Inc., since 2010; President, Bridgeway Capital Management, Inc., 1993 to 2010 and June 2015 to March 2016; President, Bridgeway Funds, June 2015 to June 2016; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.	Nine	None

112	Annual Report | June 30, 2020

DIRECTORS & OFFICERS (continued)
June 30, 2020 (Unaudited)

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 62	Vice President	Term: 1 Year Length: 2004 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Deborah L. Hanna Age 55	Treasurer, Chief Compliance Officer and Secretary	Term: 1 Year Length: Treasurer and Chief Compliance Officer April 2020 to Present. Secretary 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 65	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010.	N/A	None

Tammira Philippe Age 46	President	Term: 1 Year Length: May 2016 to Present.	President, Bridgeway Capital Management, Inc., since March 2016; Staff member, Bridgeway Capital Management, Inc., 2010 to March 2016.	N/A	None

*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 800-661-3550.

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

A no-load mutual fund family

Annual Report June 30, 2020

OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (bridgeway.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-661-3550.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-661-3550 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or to all Funds held with the fund complex if you invest directly with a Fund.

bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2020 (Unaudited)

			Annualized
Fund[1]	Quarter	Six Months	1 Year	5 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Omni Small-Cap Value	24.21%	-27.69%	-22.82%	-2.21%	5.62%	8/31/2011	0.72%	0.62%
Omni Tax-Managed Small-Cap Value	22.56%	-29.37%	-23.98%	-2.27%	3.93%	12/31/2010	0.72%	0.60%

[1]

Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser is contractually obligated to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2020.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at bridgeway.com or call 800-661-3550. Total return figures include the reinvestment of dividends and capital gains. Periods of less than one year are not annualized.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 800-661-3550 or visit the Funds’ website at bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED)

June 30, 2020

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisors. We are committed to advisors and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (UNAUDITED) (continued)

Market Review

Performance across domestic equity markets was positive for the June 2020 quarter. Broad market returns for the quarter rose +22.03%, as represented by the Russell 3000 Index.

For the fiscal year ended June 30, 2020, broad market stocks advanced 6.53%, as represented by the Russell 3000 Index. Growth stocks outperformed value stocks in all size categories by a wide margin, and larger stocks outperformed their smaller peers. As result, large-cap growth stocks, as represented by the Russell 1000 Growth Index, had the best 12-month performance, returning +23.28%. Small-cap value stocks, as represented by the Russell 2000 Value Index, had the year’s worst performance, returning -17.48%.

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in U.S. stock returns.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Fiscal Year Ended June 30, 2020

	Quarter	Fiscal Year
Best Performing	+30.58% Russell 2000® Growth Index	+23.28% Russell 1000® Growth Index
	+30.26% Russell Midcap® Growth Index	+21.94% Russell 3000® Growth Index
	+27.99% Russell 3000® Growth Index	+11.91% Russell Midcap® Growth Index
	+27.84% Russell 1000® Growth Index	+3.48% Russell 2000® Growth Index
	+19.95% Russell Midcap® Value Index	-8.84% Russell 1000® Value Index
	+18.91% Russell 2000® Value Index	-9.42% Russell 3000® Value Index
	+14.55% Russell 3000® Value Index	-11.81% Russell Midcap® Value Index
Worst Performing	+14.29% Russell 1000® Value Index	-17.48% Russell 2000® Value Index

The Bridgeway Omni Funds in this annual report are asset class exposure strategies that seek broad diversification and strive for risk premium exposure. These Funds were designed to capture the size and style benefits within the small-cap value asset class.

2	Annual Report | June 30, 2020

Omni Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2020

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2020, our Fund returned +24.21%, outperforming our primary market benchmark, the Russell 2000 Value Index (+18.91%).

For the fiscal year, our Fund returned -22.82%, underperforming the Russell 2000 Value Index (-17.48%).

The table below presents our June quarter, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2020

			Annualized
	Quarter	1 Year	5 Years	Since Inception (8/31/11)

Omni Small-Cap Value Fund	24.21%	-22.82%	-2.21%	5.62%
Russell 2000 Value Index	18.91%	-17.48%	1.26%	7.11%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

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Omni Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 31, 2011 to June 30, 2020

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2020, we held 638 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund benefited from its primary design features during the quarter. A tilt toward smaller stocks in the small-cap value universe boosted relative results, as did a tilt toward deeper value stocks across multiple valuation metrics. Those deeper value stocks largely outperformed the benchmark.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) and Utilities stocks. Our lack of exposure to both REITs and Utilities stocks helped relative results during the quarter, as both sectors underperformed.

Detailed Explanation of Fiscal Year Performance

The Fund’s tilt toward deeper value stocks across multiple valuation metrics detracted from relative results during the fiscal year, as value continued to lag growth for much of the period. Likewise, the Fund’s tilt toward smaller stocks in the small-cap value universe modestly detracted from relative performance.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) and Utilities stocks. This positioning hurt relative results, as avoiding those stocks resulted in overweightings in poor-performing sectors such as Energy.

4	Annual Report | June 30, 2020

Omni Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2020

Rank	Description	Industry	% of Net Assets
1	Meritage Homes Corp.	Consumer Discretionary	0.8%
2	TTM Technologies, Inc.	Information Technology	0.7%
3	Amkor Technology, Inc.	Information Technology	0.7%
4	Magellan Health, Inc.	Health Care	0.7%
5	Hub Group, Inc., Class A	Industrials	0.7%
6	BMC Stock Holdings, Inc.	Industrials	0.7%
7	Weis Markets, Inc.	Consumer Staples	0.7%
8	Super Micro Computer, Inc.	Information Technology	0.7%
9	Prestige Consumer Healthcare, Inc.	Health Care	0.6%
10	Adient PLC	Consumer Discretionary	0.6%

	Total		6.9%

Industry Sector Representation as of June 30, 2020

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	3.1%	2.4%	0.7%
Consumer Discretionary	14.8%	10.9%	3.9%
Consumer Staples	5.0%	3.5%	1.5%
Energy	11.0%	4.4%	6.6%
Financials	30.8%	29.0%	1.8%
Health Care	2.8%	6.2%	-3.4%
Industrials	17.6%	16.1%	1.5%
Information Technology	7.0%	6.2%	0.8%
Materials	6.8%	5.5%	1.3%
Real Estate	0.9%	10.4%	-9.5%
Cash & Other Assets	0.2%	5.4%	-5.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. In addition, turbulence and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Fund.

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Omni Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

6	Annual Report | June 30, 2020

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

COMMON STOCKS - 99.78%
Communication Services - 3.13%
A.H. Belo Corp., Class A	65,500	$113,315
Alaska Communications Systems Group, Inc.+	377,100	1,052,109
AMC Entertainment Holdings, Inc., Class A+	306,900	1,316,601
ATN International, Inc.+	28,500	1,726,245
Beasley Broadcast Group, Inc., Class A+	163,600	397,548
Consolidated Communications Holdings, Inc.*+	274,000	1,854,980
Cumulus Media, Inc., Class A*+	105,200	415,540
DHI Group, Inc.*+	306,900	644,490
Emerald Holding, Inc.+	313,200	964,656
Emmis Communications Corp., Class A*+	102,700	169,455
Entercom Communications Corp., Class A	371,245	512,318
Entravision Communications Corp., Class A	325,600	465,608
EW Scripps Co. (The), Class A+	175,500	1,535,625
Fluent, Inc.*	187,900	334,462
Gannett Co., Inc.+	355,212	490,193
Gray Television, Inc.*+	274,300	3,826,485
Liberty TripAdvisor Holdings, Inc., Class A*	55,000	117,150
Marcus Corp. (The)	82,250	1,091,458
Mediaco Holding, Inc., Class A*+	12,992	67,688
Meet Group, Inc. (The)*+	179,500	1,120,080
Meredith Corp.+	150,000	2,182,500
Saga Communications, Inc., Class A+	25,761	659,482
Salem Media Group, Inc.	89,800	101,474
Scholastic Corp.	131,490	3,936,811
Townsquare Media, Inc., Class A	144,900	647,703
Urban One, Inc.*+	101,800	194,438

		25,938,414

Consumer Discretionary - 14.76%
Abercrombie & Fitch Co., Class A+	198,500	2,112,040
Adient PLC*	295,000	4,843,900
Adtalem Global Education, Inc.*+	117,500	3,660,125
AMCON Distributing Co.	1,350	76,059
American Axle & Manufacturing Holdings, Inc.*+	287,200	2,182,720
American Public Education, Inc.*	72,600	2,148,960

Industry Company	Shares	Value

Consumer Discretionary (continued)
Ark Restaurants Corp.+	12,600	$156,240
Asbury Automotive Group, Inc.*+	50,000	3,866,500
Barnes & Noble Education, Inc.*	203,884	326,214
Bassett Furniture Industries, Inc.+	77,400	568,890
BBX Capital Corp.	326,039	828,139
Beazer Homes USA, Inc.*	183,500	1,847,845
Bed Bath & Beyond, Inc.+	403,000	4,271,800
Big 5 Sporting Goods Corp.+	113,700	220,578
Big Lots, Inc.+	110,000	4,620,000
Biglari Holdings, Inc., Class B*	6,200	427,676
BJ’s Restaurants, Inc.+	50,000	1,047,000
Bluegreen Vacations Corp.+	56,200	304,604
Build-A-Bear Workshop, Inc.*+	49,500	107,910
Caleres, Inc.	118,500	988,290
Canterbury Park Holding Corp.+	3,900	41,925
Carriage Services, Inc.+	40,000	724,800
Carrols Restaurant Group, Inc.*+	225,000	1,089,000
Cato Corp. (The), Class A	97,000	793,460
Century Casinos, Inc.*+	124,600	517,090
Chico’s FAS, Inc.+	307,200	423,936
China Automotive Systems, Inc.*	86,300	249,407
China XD Plastics Co., Ltd.*	100,000	115,000
Chuy’s Holdings, Inc.*	23,000	342,240
Citi Trends, Inc.+	78,840	1,594,145
Conn’s, Inc.*+	121,900	1,229,971
Container Store Group, Inc. (The)*+	141,150	457,326
Cooper Tire & Rubber Co.	168,250	4,645,383
Crown Crafts, Inc.+	21,050	102,724
Culp, Inc.+	30,000	258,300
Dana, Inc.	150,000	1,828,500
Del Taco Restaurants, Inc.*+	132,300	784,539
Delta Apparel, Inc.*+	29,900	362,388
Dillard’s, Inc., Class A+	65,000	1,676,350
Dixie Group, Inc. (The)*	34,800	32,712
Ethan Allen Interiors, Inc.+	90,500	1,070,615
Express, Inc.*+	181,000	278,740
Fiesta Restaurant Group, Inc.*	66,000	421,080
Flanigan’s Enterprises, Inc.*+	2,500	37,500
Full House Resorts, Inc.*	121,000	160,930
Genesco, Inc.*+	45,000	974,700

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Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
G-III Apparel Group, Ltd.*	148,000	$1,966,920
Golden Entertainment, Inc.*+	94,500	842,940
Good Times Restaurants, Inc.*+	106,000	130,380
Group 1 Automotive, Inc.+	56,400	3,720,708
Guess?, Inc.+	50,000	483,500
Haverty Furniture Cos., Inc.	64,400	1,030,400
Hibbett Sports, Inc.*+	76,900	1,610,286
Hooker Furniture Corp.+	26,000	505,700
Houghton Mifflin Harcourt Co.*+	458,600	830,066
Hudson, Ltd., Class A*	363,000	1,767,810
J Alexander’s Holdings, Inc.*+	65,650	322,998
J Jill, Inc.*+	145,000	100,340
JAKKS Pacific, Inc.*+	118,700	97,334
K12, Inc.*	151,917	4,138,219
Lands’ End, Inc.*+	92,600	744,504
Libbey, Inc.*	60,000	6,120
Lifetime Brands, Inc.+	41,150	276,528
Live Ventures, Inc.*+	3,200	30,816
M/I Homes, Inc.*	90,000	3,099,600
MarineMax, Inc.*	87,000	1,947,930
Meritage Homes Corp.*	91,442	6,960,565
Modine Manufacturing Co.*+	162,800	898,656
Movado Group, Inc.+	75,000	813,000
New Home Co., Inc. (The)*	57,900	194,544
Office Depot, Inc.	1,720,000	4,042,000
P&F Industries, Inc., Class A+	696	3,480
Party City Holdco, Inc.*+	143,200	213,368
Playa Hotels & Resorts NV*	407,904	1,476,612
Red Robin Gourmet Burgers, Inc.*+	47,300	482,460
Rocky Brands, Inc.	34,300	705,208
Select Interior Concepts, Inc., Class A*+	105,000	367,500
Shiloh Industries, Inc.*	71,500	115,830
Shoe Carnival, Inc.+	49,100	1,437,157
Signet Jewelers, Ltd.+	140,600	1,443,962
Smith & Wesson Brands, Inc.*	184,327	3,966,717
Sonic Automotive, Inc., Class A+	148,100	4,725,871
Sportsman’s Warehouse Holdings, Inc.*	100,000	1,425,000
Strattec Security Corp.	18,800	299,672
Superior Group of Cos., Inc.+	74,200	994,280
Tandy Leather Factory, Inc.*	22,700	75,818

Industry Company	Shares	Value

Consumer Discretionary (continued)
Tilly’s, Inc., Class A+	88,300	$500,661
TravelCenters of America, Inc.*+	44,040	678,216
TRI Pointe Group, Inc.*+	266,000	3,907,540
Unifi, Inc.*	64,273	827,836
Vera Bradley, Inc.*+	114,200	507,048
Vista Outdoor, Inc.*	221,087	3,194,707
VOXX International Corp.*+	75,100	434,078
ZAGG, Inc.*+	75,000	235,500
Zumiez, Inc.*	104,800	2,869,424

		122,268,060

Consumer Staples - 4.97%
Alico, Inc.	32,861	1,023,949
Andersons, Inc. (The)+	158,100	2,175,456
B&G Foods, Inc.+	185,000	4,510,300
Central Garden & Pet Co.*+	10,000	359,900
Central Garden & Pet Co., Class A*	80,000	2,703,200
Coffee Holding Co., Inc.*+	23,000	68,540
Edgewell Personal Care Co.*+	29,000	903,640
Fresh Del Monte Produce, Inc.+	187,700	4,621,174
Ingles Markets, Inc., Class A+	86,900	3,742,783
Lifeway Foods, Inc.*	5,000	11,500
Mannatech, Inc.	8,400	124,236
Natural Alternatives
International, Inc.*+	18,100	124,528
Natural Grocers by Vitamin Cottage, Inc.+	25,000	372,000
Nature’s Sunshine Products, Inc.*+	15,000	135,150
Primo Water Corp.	351,300	4,830,375
Rite Aid Corp.*+	145,500	2,482,230
Seneca Foods Corp., Class A*+	40,100	1,355,781
SpartanNash Co.	120,946	2,570,102
United Natural Foods, Inc.*+	84,700	1,542,387
Village Super Market, Inc., Class A+	74,009	2,051,529
Weis Markets, Inc.	109,425	5,484,381

		41,193,141

Energy - 11.02%
Adams Resources & Energy, Inc.+	23,100	618,387
Amplify Energy Corp.+	119,400	146,862
Arch Resources, Inc.+	48,500	1,377,885
Archrock, Inc.+	581,000	3,770,690

8	Annual Report | June 30, 2020

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Ardmore Shipping Corp.+	123,988	$538,108
Berry Corp.+	248,271	1,199,149
Bonanza Creek Energy, Inc.*+	90,000	1,333,800
Bristow Group, Inc.*+	48,266	672,345
Callon Petroleum Co.*+	493,024	566,978
Comstock Resources, Inc.*+	857,800	3,757,164
CONSOL Energy, Inc.*+	83,600	423,852
Contango Oil & Gas Co.*+	142,000	325,180
Dawson Geophysical Co.*+	45,600	65,664
DHT Holdings, Inc.+	662,322	3,397,712
Diamond S Shipping, Inc.*+	149,000	1,190,510
Dorian LPG, Ltd.*	272,700	2,110,698
Earthstone Energy, Inc., Class A*+	274,000	778,160
Epsilon Energy, Ltd.*+	90,000	265,500
Exterran Corp.*+	97,200	523,908
Frontline, Ltd.+	180,000	1,256,400
GasLog, Ltd.+	259,300	728,633
Golar LNG, Ltd.+	165,000	1,194,600
Goodrich Petroleum Corp.*+	33,000	237,600
Gran Tierra Energy, Inc.*	744,400	257,711
Green Plains, Inc.*+	140,200	1,432,143
Hallador Energy Co.	153,000	100,215
Helix Energy Solutions Group, Inc.*	610,500	2,118,435
International Seaways, Inc.	85,000	1,388,900
Kosmos Energy, Ltd.	650,000	1,079,000
Lonestar Resources US, Inc., Class A*	109,250	51,402
Mammoth Energy Services, Inc.*+	121,400	143,252
Matador Resources Co.*+	400,000	3,400,000
Matrix Service Co.*+	77,500	753,300
Montage Resources Corp.*+	69,213	273,391
Murphy Oil Corp.+	300,000	4,140,000
Nabors Industries, Ltd.+	21,000	777,420
NACCO Industries, Inc., Class A+	37,245	867,808
National Energy Services Reunited Corp.*+	278,700	1,917,456
Natural Gas Services Group, Inc.*+	68,800	431,376
Navigator Holdings, Ltd.*+	295,000	1,896,850
Navios Maritime Acquisition Corp.	68,900	280,423
Newpark Resources, Inc.*+	380,000	847,400
NexTier Oilfield Solutions, Inc.*+	200,000	490,000
Nine Energy Service, Inc.*+	55,000	107,250

Industry Company	Shares	Value

Energy (continued)
Nordic American Tankers, Ltd.+	521,200	$2,116,072
Northern Oil and Gas, Inc.*+	1,595,700	1,338,633
Oceaneering International, Inc.*+	340,000	2,172,600
Oil States International, Inc.*	224,100	1,064,475
Overseas Shipholding Group, Inc., Class A*+	593,300	1,103,538
Par Pacific Holdings, Inc.*+	202,600	1,821,374
Patterson-UTI Energy, Inc.+	564,000	1,957,080
PBF Energy, Inc., Class A+	50,000	512,000
Penn Virginia Corp.*+	43,500	414,555
PrimeEnergy Resources Corp.*	1,000	71,090
Profire Energy, Inc.*	84,700	70,564
ProPetro Holding Corp.*+	242,500	1,246,450
QEP Resources, Inc.	575,000	741,750
Ranger Energy Services, Inc.*+	38,400	113,280
Renewable Energy Group, Inc.*+	163,885	4,061,070
REX American Resources Corp.*+	33,920	2,353,030
SandRidge Energy, Inc.*	70,100	90,429
Scorpio Tankers, Inc.+	206,467	2,644,842
SEACOR Holdings, Inc.*+	68,900	1,951,248
Select Energy Services, Inc., Class A*+	401,000	1,964,900
SFL Corp., Ltd.+	469,400	4,360,726
SilverBow Resources, Inc.*+	15,000	48,150
Smart Sand, Inc.*+	132,000	138,600
Solaris Oilfield Infrastructure, Inc., Class A+	182,300	1,352,666
Southwestern Energy Co.*+	1,000,000	2,560,000
Talos Energy, Inc.*+	183,400	1,687,280
Teekay Corp.*+	380,000	912,000
Teekay Tankers, Ltd., Class A*+	148,937	1,909,372
TETRA Technologies, Inc.*	619,600	331,176
TransAtlantic Petroleum, Ltd.*	25,600	6,912
US Silica Holdings, Inc.	120,000	433,200
VAALCO Energy, Inc.*	400,000	496,000

		91,278,579

Financials - 30.75%
1347 Property Insurance Holdings, Inc.*	24,300	108,378
1st Constitution Bancorp+	33,000	409,200
1st Source Corp.+	35,000	1,245,300
ACNB Corp.+	5,000	130,900

bridgeway.com	9

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Allegiance Bancshares, Inc.+	60,000	$1,523,400
Amalgamated Bank, Class A+	59,000	745,760
A-Mark Precious Metals, Inc.*+	5,000	95,250
Amerant Bancorp, Inc.*+	150,000	2,256,000
American River Bankshares+	21,300	227,910
AmeriServ Financial, Inc.	138,000	422,280
Argo Group International Holdings, Ltd.	80,984	2,820,673
Arlington Asset Investment Corp., Class A+	88,900	264,033
Atlantic Capital Bancshares, Inc.*+	120,800	1,468,928
Axos Financial, Inc.*	140,516	3,102,593
Banc of California, Inc.	164,500	1,781,535
Banco Latinoamericano de Comercio Exterior SA, Class E	167,200	1,922,800
Bancorp 34, Inc.	15,400	182,182
Bancorp, Inc. (The)*+	169,500	1,661,100
Bank of Commerce Holdings+	93,041	705,251
Bank of NT Butterfield & Son, Ltd. (The)	37,000	902,430
Bank of Princeton (The)+	27,480	551,798
Bank7 Corp.	51,500	559,033
BankFinancial Corp.+	59,912	503,261
Bar Harbor Bankshares+	55,966	1,253,079
BCB Bancorp, Inc.+	85,400	792,512
Berkshire Hills Bancorp, Inc.+	164,801	1,816,107
Boston Private Financial Holdings, Inc.	270,700	1,862,416
Bridge Bancorp, Inc.+	54,000	1,233,360
Brookline Bancorp, Inc.	85,000	856,800
Bryn Mawr Bank Corp.+	20,000	553,200
Business First Bancshares, Inc.+	65,000	997,750
Byline Bancorp, Inc.	100,000	1,310,000
C&F Financial Corp.	10,500	349,125
Cadence BanCorp+	366,000	3,242,760
Calamos Asset Management, Escrow*Δ+	74,000	–
Cambridge Bancorp+	580	34,359
Capital City Bank Group, Inc.	83,150	1,741,993
Carter Bank & Trust	100,000	807,000
CB Financial Services, Inc.+	15,300	333,846
Central Pacific Financial Corp.	20,000	320,600

Industry Company	Shares	Value

Financials (continued)
Central Valley Community Bancorp	80,000	$1,231,200
Chemung Financial Corp.+	22,000	600,600
Citizens Community Bancorp, Inc.	28,000	192,080
Citizens, Inc.*+	106,040	635,180
Civista Bancshares, Inc.+	57,523	885,854
CNB Financial Corp.+	61,400	1,100,902
Codorus Valley Bancorp, Inc.+	16,122	222,967
Colony Bankcorp, Inc.+	1,500	17,655
Community Bankers Trust Corp.+	40,800	224,400
Community Financial Corp. (The)+	12,500	305,000
Community Trust Bancorp, Inc.+	20,000	655,200
Community West Bancshares	4,500	39,555
ConnectOne Bancorp, Inc.+	105,200	1,695,824
Consumer Portfolio Services, Inc.*+	146,650	415,020
Cortland Bancorp+	10,000	127,900
County Bancorp, Inc.+	50,237	1,051,460
Cowen, Inc., Class A+	134,100	2,173,761
Customers Bancorp, Inc.*+	114,100	1,371,482
Dime Community Bancshares, Inc.	124,900	1,714,877
Donegal Group, Inc., Class A+	139,000	1,976,580
Donnelley Financial Solutions, Inc.*	39,100	328,440
Eagle Bancorp Montana, Inc.+	29,000	504,020
Eagle Bancorp, Inc.	82,070	2,687,793
Elevate Credit, Inc.*+	259,000	383,320
Emclaire Financial Corp.+	200	4,006
Employers Holdings, Inc.	105,900	3,192,885
Encore Capital Group, Inc.*+	112,500	3,845,250
Enova International, Inc.*	132,307	1,967,405
Enterprise Bancorp, Inc.+	46,475	1,107,035
Enterprise Financial Services Corp.	81,100	2,523,832
Equity Bancshares, Inc.,
Class A*	37,100	647,024
ESSA Bancorp, Inc.+	55,200	768,384
Evans Bancorp, Inc.+	20,501	476,853
EZCORP, Inc., Class A*+	149,169	939,765
Farmers National Banc Corp.	150	1,779
FBL Financial Group, Inc., Class A+	75,806	2,720,677

10	Annual Report | June 30, 2020

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Federal Agricultural Mortgage Corp., Class C	34,000	$2,176,340
FedNat Holding Co.+	72,600	803,682
Financial Institutions, Inc.+	62,000	1,153,820
First BanCorp Puerto Rico	476,500	2,663,635
First Bank+	107,000	697,640
First Business Financial Services, Inc.+	51,400	845,530
First Capital, Inc.+	35	2,431
First Choice Bancorp+	38,000	622,440
First Commonwealth Financial Corp.	273,800	2,267,064
First Community Bankshares, Inc.+	3,079	69,124
First Community Corp.+	600	9,090
First Financial Corp.+	43,862	1,615,876
First Financial Northwest, Inc.+	42,882	415,527
First Foundation, Inc.	159,300	2,602,962
First Guaranty Bancshares, Inc.+	26,974	329,892
First Internet Bancorp	14,500	240,990
First Mid Bancshares, Inc.+	51,500	1,350,845
First Northwest Bancorp+	2,000	24,840
First of Long Island Corp. (The)+	14,600	238,564
First United Corp.	21,876	291,826
First US Bancshares, Inc.	6,468	44,629
Flushing Financial Corp.+	98,297	1,132,381
FNCB Bancorp, Inc.+	6,000	34,500
Franklin Financial Network, Inc.+	40,000	1,030,000
Franklin Financial Services Corp.	6,100	157,990
FS Bancorp, Inc.	9,150	352,916
FVCBankcorp, Inc.*+	2,000	21,520
Global Indemnity, Ltd.	57,600	1,378,944
Great Western Bancorp, Inc.	158,300	2,178,208
Hallmark Financial Services, Inc.*+	45,000	157,050
Hanmi Financial Corp.	108,000	1,048,680
Hawthorn Bancshares, Inc.+	25,252	497,217
Heartland Financial USA, Inc.+	108,900	3,641,616
Hennessy Advisors, Inc.+	7,000	55,370
Heritage Insurance Holdings, Inc.+	103,600	1,356,124
Hilltop Holdings, Inc.+	221,100	4,079,295
Hingham Institution For Savings (The)	30	5,033
HMN Financial, Inc.*	23,800	349,622

Industry Company	Shares	Value

Financials (continued)
Home Bancorp, Inc.+	52,494	$1,404,215
HomeStreet, Inc.	119,700	2,945,817
Hope Bancorp, Inc.	380,500	3,508,210
Horace Mann Educators Corp.	107,000	3,930,110
Horizon Bancorp, Inc.+	173,367	1,853,293
Howard Bancorp, Inc.*+	96,000	1,019,520
Independent Bank Group, Inc.+	114,000	4,619,280
Investar Holding Corp.+	40,000	580,000
James River Group Holdings, Ltd.	102,200	4,599,000
Kingstone Cos., Inc.+	53,100	234,702
Lakeland Bancorp, Inc.+	165,850	1,895,666
Landmark Bancorp, Inc.+	14,569	360,000
LCNB Corp.+	33,000	526,680
Limestone Bancorp, Inc.*+	12,500	164,375
Luther Burbank Corp.+	253,200	2,532,000
Mackinac Financial Corp.+	48,500	502,945
Malvern Bancorp, Inc.*+	4,900	62,377
Manning & Napier, Inc.+	324,000	926,640
Marlin Business Services Corp.+	54,280	459,209
Merchants Bancorp+	55,000	1,016,950
Meridian Corp.*+	30,000	475,500
Meta Financial Group, Inc.+	93,931	1,706,726
Metropolitan Bank Holding Corp.*	31,400	1,007,312
Middlefield Banc Corp.+	34,000	705,500
Midland States Bancorp, Inc.	75,658	1,131,087
MidWestOne Financial Group, Inc.+	66,460	1,329,200
MMA Capital Holdings, Inc.*+	7,800	180,336
Mr Cooper Group, Inc.*+	380,066	4,728,021
National Holdings Corp.*	2,000	4,000
National Security Group, Inc. (The)	200	2,570
National Western Life Group, Inc., Class A	11,314	2,298,892
Nicholas Financial, Inc.*	43,400	334,614
NMI Holdings, Inc., Class A*	185,000	2,974,800
Northeast Bank+	37,500	658,125
Northrim BanCorp, Inc.+	30,445	765,387
OceanFirst Financial Corp.	174,123	3,069,788
Ocwen Financial Corp.*	558,400	370,778
OFG Bancorp	199,800	2,671,326
Old Point Financial Corp.	1,000	15,250
Old Second Bancorp, Inc.+	85,550	665,579
On Deck Capital, Inc.*	207,700	149,232

bridgeway.com	11

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
OP Bancorp+	97,800	$674,820
Oppenheimer Holdings, Inc., Class A+	54,493	1,187,402
Orrstown Financial Services, Inc.+	5,600	82,600
Ottawa Bancorp, Inc.+	1,000	10,450
Pacific Mercantile Bancorp*+	82,086	300,435
Pacific Premier Bancorp, Inc.+	215,900	4,680,712
Parke Bancorp, Inc.	55,099	746,591
Pathfinder Bancorp, Inc.	3,000	28,560
Patriot National Bancorp, Inc.+	13,000	76,700
PCB Bancorp	93,600	964,080
Peapack-Gladstone Financial Corp.+	80,894	1,515,145
Penns Woods Bancorp, Inc.+	3,034	68,902
PennyMac Financial Services, Inc.+	103,900	4,341,981
Peoples Bancorp of North Carolina, Inc.+	24,017	424,380
Peoples Bancorp, Inc.+	74,600	1,587,488
Peoples Financial Services Corp.	22,900	874,551
Piper Sandler Cos.	35,500	2,100,180
Premier Financial Bancorp, Inc.	91,150	1,168,543
ProAssurance Corp.	140,000	2,025,800
Protective Insurance Corp., Class B+	73,900	1,113,673
Provident Financial Holdings, Inc.+	51,000	683,910
Provident Financial Services, Inc.	143,900	2,079,355
Prudential Bancorp, Inc.+	4,600	55,384
QCR Holdings, Inc.+	67,500	2,104,650
RBB Bancorp+	98,200	1,340,430
Regional Management Corp.*+	68,000	1,204,280
Reliant Bancorp, Inc.+	45,000	733,050
Republic Bancorp, Inc., Class A+	76,142	2,490,605
Riverview Bancorp, Inc.+	119,500	675,175
Salisbury Bancorp, Inc.+	2,183	89,481
Sandy Spring Bancorp, Inc.	111,900	2,772,882
SB Financial Group, Inc.+	30,400	505,248
SB One Bancorp+	32,300	636,310
Security National Financial Corp., Class A*+	99,904	673,852
Select Bancorp, Inc.*+	10,000	81,400
Severn Bancorp, Inc.+	35,000	226,800

Industry Company	Shares	Value

Financials (continued)
Shore Bancshares, Inc.+	67,012	$743,163
Sierra Bancorp+	53,000	1,000,640
SmartFinancial, Inc.	53,000	857,540
Sound Financial Bancorp, Inc.+	1,000	23,760
Southern Missouri Bancorp, Inc.+	11,000	267,300
Southern National Bancorp of Virginia, Inc.+	127,858	1,238,944
Spirit of Texas Bancshares, Inc.*	65,000	800,150
Standard AVB Financial Corp.+	25,900	600,880
Sterling Bancorp, Inc.+	181,000	647,980
Stewart Information Services Corp.+	80,814	2,627,263
StoneX Group, Inc.*	74,014	4,070,770
Summit Financial Group, Inc.	35,515	585,287
SuRo Capital Corp.+	86,900	736,043
SWK Holdings Corp.*	4,500	53,910
Third Point Reinsurance, Ltd.*	324,600	2,437,746
Timberland Bancorp, Inc.+	25,500	464,355
Tiptree, Inc.+	185,200	1,194,540
TriState Capital Holdings, Inc.*+	70,000	1,099,700
Triumph Bancorp, Inc.*	16,500	400,455
United Bancshares, Inc.+	1,000	17,900
United Fire Group, Inc.+	78,800	2,183,548
United Insurance Holdings Corp.	72,200	564,604
Unity Bancorp, Inc.+	63,867	913,298
Universal Insurance Holdings, Inc.	101,516	1,801,909
Univest Financial Corp.	114,979	1,855,761
Veritex Holdings, Inc.	99,930	1,768,761
Waddell & Reed Financial, Inc., Class A+	253,800	3,936,438
Walker & Dunlop, Inc.	94,475	4,800,275
Western New England Bancorp, Inc.+	145,000	839,550
World Acceptance Corp.*+	26,100	1,710,072

		254,727,439
Health Care - 2.77%
Assertio Holdings, Inc.*	137,200	117,580
Brookdale Senior Living, Inc.*	730,700	2,155,565
CynergisTek, Inc.*	60,000	87,600
FONAR Corp.*+	45,500	972,335
Kewaunee Scientific Corp.+	3,000	27,870

12	Annual Report | June 30, 2020

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Lannett Co., Inc.*+	185,000	$1,343,100
Lexicon Pharmaceuticals, Inc.*+	255,000	508,725
Magellan Health, Inc.*	83,500	6,093,830
Mallinckrodt PLC*+	4,000	10,720
Owens & Minor, Inc.+	195,000	1,485,900
Prestige Consumer Healthcare, Inc.*	136,400	5,123,184
Surgery Partners, Inc.*+	152,241	1,761,428
Tivity Health, Inc.*+	155,000	1,756,150
Triple-S Management Corp., Class B*	78,550	1,494,021

		22,938,008

Industrials - 17.60%
AAR Corp.	75,000	1,550,250
Acacia Research Corp.*+	166,000	678,940
ACCO Brands Corp.	375,300	2,664,630
Acme United Corp.+	15,000	344,700
AeroCentury Corp.*+	4,300	10,621
Air T, Inc.*+	4,200	46,200
Allegiant Travel Co.+	41,500	4,532,215
Altra Industrial Motion Corp.	90,000	2,867,400
ARC Document Solutions, Inc.	50,000	50,000
ArcBest Corp.+	84,500	2,240,095
Art’s-Way Manufacturing Co., Inc.*	15,000	35,550
Atlas Air Worldwide Holdings, Inc.*+	95,700	4,117,971
Avis Budget Group, Inc.*+	109,500	2,506,455
BG Staffing, Inc.+	18,000	203,760
BMC Stock Holdings, Inc.*	220,300	5,538,342
Caesarstone, Ltd.	148,600	1,760,910
CAI International, Inc.*+	89,600	1,492,736
Chicago Rivet & Machine Co.+	1,000	20,800
CIRCOR International, Inc.*	95,000	2,420,600
Commercial Vehicle Group, Inc.*+	182,300	526,847
CompX International, Inc.	1,000	13,820
Cornerstone Building Brands, Inc.*+	468,100	2,836,686
Costamare, Inc.	541,200	3,009,072
Covenant Transportation Group, Inc., Class A*+	51,100	737,373
DLH Holdings Corp.*	83,500	612,890
DXP Enterprises, Inc.*	54,000	1,075,140
Eagle Bulk Shipping, Inc.*+	305,000	667,950
Eastern Co. (The)+	19,601	350,270
Echo Global Logistics, Inc.*	104,000	2,248,480

Industry Company	Shares	Value

Industrials (continued)
EnPro Industries, Inc.	64,800	$3,193,992
Fortress Transportation and Infrastructure Investors, LLC+	250,000	3,247,500
Foundation Building Materials, Inc.*	179,700	2,805,117
Fuel Tech, Inc.*	115,000	96,600
Genco Shipping & Trading, Ltd.+	240,900	1,512,852
General Finance Corp.*+	115,764	776,776
GMS, Inc.*+	158,200	3,890,138
Goldfield Corp. (The)*+	121,000	448,910
GP Strategies Corp.*+	60,000	514,800
Greenbrier Cos., Inc. (The)+	70,500	1,603,875
H&E Equipment Services, Inc.	63,000	1,164,240
Hawaiian Holdings, Inc.+	148,300	2,082,132
HC2 Holdings, Inc.*+	145,600	486,304
Heidrick & Struggles International, Inc.	60,000	1,297,200
Herc Holdings, Inc.*	103,300	3,174,409
Hub Group, Inc., Class A*	122,000	5,838,920
Interface, Inc.	153,500	1,249,490
Kelly Services, Inc., Class A+	99,300	1,570,430
Knoll, Inc.	185,000	2,255,150
L B Foster Co., Class A*+	35,700	455,889
Limbach Holdings, Inc.*+	32,800	120,704
LS Starrett Co. (The), Class A*+	15,000	50,850
LSI Industries, Inc.+	104,900	678,703
Lydall, Inc.*	59,500	806,820
Manitowoc Co., Inc. (The)*	45,000	489,600
Marten Transport, Ltd.	162,561	4,090,035
Matson, Inc.	137,100	3,989,610
Matthews International Corp., Class A	100,000	1,910,000
Maxar Technologies, Inc.+	50,000	898,000
Mesa Air Group, Inc.*	107,900	371,176
Mistras Group, Inc.*	126,700	500,465
MRC Global, Inc.*+	205,000	1,211,550
MYR Group, Inc.*	57,800	1,844,398
Navios Maritime Holdings, Inc.*	72,900	153,819
NL Industries, Inc.	25,500	86,955
NN, Inc.	284,700	1,349,478
Northwest Pipe Co.*+	50,000	1,253,500
NOW, Inc.*+	332,200	2,866,886
Orion Group Holdings, Inc.*+	190,472	598,082

bridgeway.com	13

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
PAM Transportation Services, Inc.*	28,805	$885,754
Pangaea Logistics Solutions, Ltd.	2,000	5,020
Park-Ohio Holdings Corp.+	44,800	743,232
Patriot Transportation Holding, Inc.+	7,500	63,000
Perma-Pipe International Holdings, Inc.*+	20,000	112,400
Powell Industries, Inc.	25,000	684,750
Preformed Line Products Co.+	16,375	818,914
Primoris Services Corp.+	80,000	1,420,800
Quanex Building Products Corp.+	75,000	1,041,000
REV Group, Inc.	363,000	2,214,300
Rush Enterprises, Inc., Class A+	103,600	4,295,256
Rush Enterprises, Inc., Class B+	46,500	1,658,190
Safe Bulkers, Inc.*	312,100	380,762
Scorpio Bulkers, Inc.+	24,350	372,555
Servotronics, Inc.+	1,000	7,600
Steelcase, Inc., Class A+	350,000	4,221,000
Sterling Construction Co., Inc.*+	100,000	1,047,000
Team, Inc.*	98,600	549,202
Textainer Group Holdings, Ltd.*	205,400	1,680,172
Titan Machinery, Inc.*+	95,100	1,032,786
TrueBlue, Inc.*	158,650	2,422,586
Tutor Perini Corp.*+	156,800	1,909,824
Ultralife Corp.*+	22,400	157,024
Universal Logistics Holdings, Inc.+	69,400	1,206,172
US Xpress Enterprises, Inc.,
Class A*+	195,000	1,170,000
USA Truck, Inc.*+	23,800	184,450
Veritiv Corp.*	56,900	965,024
Viad Corp.	59,000	1,122,180
VSE Corp.+	37,600	1,180,264
Wabash National Corp.+	173,900	1,846,818
WESCO International, Inc.*	90,000	3,159,900
Willis Lease Finance Corp.*+	48,400	1,175,152

		145,829,145
Information Technology - 7.03%
Alpha & Omega
Semiconductor, Ltd.*	189,244	2,058,975
Amkor Technology, Inc.*	497,291	6,121,652
Avaya Holdings Corp.*+	250,500	3,096,180

Industry Company	Shares	Value

Information Technology (continued)
Aviat Networks, Inc.*+	20,200	$368,650
Bel Fuse, Inc., Class B	24,500	262,885
Benchmark Electronics, Inc.+	151,000	3,261,600
Communications Systems, Inc.+	20,000	101,400
Comtech Telecommunications Corp.	111,015	1,875,043
CSP, Inc.	5,150	41,818
Eastman Kodak Co.*+	163,181	363,894
Information Services Group, Inc.*+	140,300	290,421
Innodata, Inc.*	68,000	91,800
inTEST Corp.*+	55,000	185,350
Key Tronic Corp.*+	47,500	249,375
Kimball Electronics, Inc.*+	112,600	1,524,604
Mind CTI, Ltd.	200	420
MTS Systems Corp.	60,000	1,055,400
NeoPhotonics Corp.*	160,000	1,420,800
NetScout Systems, Inc.*	64,500	1,648,620
NetSol Technologies, Inc.*	39,800	105,868
Network-1 Technologies, Inc.	70,000	151,550
Nortech Systems, Inc.*+	1,500	6,300
Photronics, Inc.*	271,050	3,016,786
Ribbon Communications, Inc.*	240,100	943,593
Sanmina Corp.*+	135,100	3,382,904
ScanSource, Inc.*	98,100	2,363,229
Super Micro Computer, Inc.*+	191,825	5,445,912
Synacor, Inc.*	182,000	205,660
Synaptics, Inc.*+	74,500	4,478,940
Taitron Components, Inc., Class A+	10,000	26,000
Trio-Tech International*+	21,800	68,234
TSR, Inc.*+	1,000	4,800
TTM Technologies, Inc.*+	520,153	6,169,015
Ultra Clean Holdings, Inc.*+	143,700	3,251,931
VirnetX Holding Corp.+	215,000	1,397,500
Wayside Technology Group, Inc.	16,400	421,480
Westell Technologies, Inc., Class A*	66,100	51,902
Xperi Holding Corp.	183,500	2,708,460

		58,218,951
Materials - 6.81%
Advanced Emissions Solutions, Inc.+	114,575	555,689
AdvanSix, Inc.*+	90,000	1,056,600

14	Annual Report | June 30, 2020

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Materials (continued)
AgroFresh Solutions, Inc.*+	150,000	$454,500
Boise Cascade Co.	78,500	2,952,385
Caledonia Mining Corp. PLC+	9,200	159,344
Carpenter Technology Corp.	120,000	2,913,600
Century Aluminum Co.*+	300,000	2,139,000
Clearwater Paper Corp.*+	57,000	2,059,410
Contura Energy, Inc.*+	55,800	169,632
Core Molding Technologies, Inc.*+	17,000	70,040
Domtar Corp.+	107,000	2,258,770
Friedman Industries, Inc.+	52,100	263,105
FutureFuel Corp.	102,800	1,228,460
Haynes International, Inc.+	40,410	943,978
Intrepid Potash, Inc.*	553,500	547,965
Koppers Holdings, Inc.*	40,000	753,600
Kraton Corp.*+	167,150	2,888,352
LSB Industries, Inc.*+	74,600	86,536
Mercer International, Inc.+	226,150	1,845,384
Minerals Technologies, Inc.+	100,900	4,735,237
O-I Glass, Inc.	487,000	4,373,260
Olympic Steel, Inc.	37,000	434,750
P H Glatfelter Co.+	182,400	2,927,520
Ramaco Resources, Inc.*+	70,700	151,298
Rayonier Advanced
Materials, Inc.	126,700	356,027
Resolute Forest Products, Inc.*	312,000	658,320
Ryerson Holding Corp.*+	115,000	647,450
Schnitzer Steel Industries, Inc., Class A+	110,800	1,954,512
SunCoke Energy, Inc.	184,700	546,712
Trecora Resources*+	30,200	189,354
Tredegar Corp.	129,700	1,997,380
Trinseo SA	100,000	2,216,000
Tronox Holdings PLC, Class A+	362,185	2,614,976
U.S. Concrete, Inc.*+	60,000	1,488,000
United States Steel Corp.+	395,000	2,851,900
Universal Stainless & Alloy Products, Inc.*+	22,450	193,070
Verso Corp., Class A	117,000	1,399,320
Warrior Met Coal, Inc.+	220,000	3,385,800

		56,467,236

Industry Company	Shares	Value

Real Estate - 0.94%
Altisource Portfolio Solutions SA*+	98,400	$1,450,416
CTO Realty Growth, Inc.+	15,400	608,300
Newmark Group, Inc., Class A+	721,000	3,504,060
Realogy Holdings Corp.	305,000	2,260,050

		7,822,826

TOTAL COMMON STOCKS - 99.78%		826,681,799

(Cost $938,412,928)

PREFERRED STOCK - 0.00%
Air T Funding, 8.00%***+	221	4,862

TOTAL PREFERRED STOCK - 0.00%		4,862

(Cost $4,597)

RIGHTS - 0.01%
Newstar Financial, Inc., CVR*Δ	120,000	6,000
Pan American Silver Corp., CVR*	150,000	102,900

TOTAL RIGHTS - 0.01%		108,900

(Cost $44,719)

WARRANTS - 0.00%
Air T Funding, expiring 06/07/20*	11,644	873
Eagle Bulk Shipping, Inc., expiring 10/15/21*	3,317	30

TOTAL WARRANTS - 0.00%		903

(Cost $106,727)

bridgeway.com	15

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

	Rate^	Shares	Value
MONEY MARKET FUND - 0.24%
Fidelity Investments Money Market Government Portfolio Class I	0.06%	1,951,073	$1,951,073

TOTAL MONEY MARKET FUND - 0.24%			1,951,073

(Cost $1,951,073)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 7.20%
Fidelity Investments Money Market Government Portfolio Class I**	0.06%	59,635,600	59,635,600

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 7.20%			59,635,600

(Cost $59,635,600)

TOTAL INVESTMENTS - 107.23%			$888,383,137
(Cost $1,000,155,644)
Liabilities in Excess of Other Assets - (7.23%)			(59,903,476)

NET ASSETS - 100.00%			$828,479,661

*   Non-income producing security.

**  This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2020.

***   Security is perpetual and has no stated maturity date.

^  Rate disclosed as of June 30, 2020.

Δ   Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.

+   This security or a portion of the security is out on loan at June 30, 2020. Total loaned securities had a value of $143,080,954, which included loaned securities with a value of $601,164 that have been sold and are pending settlement as of June 30, 2020. The total market value of loaned securities excluding these pending sales is $143,682,118.

See Note 2 for disclosure of cash and non-cash collateral.

CVR - Contingent Value Rights

LLC - Limited Liability Company

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2020 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Common Stocks
Consumer Discretionary	$122,230,560	$37,500	$—	$122,268,060
Financials	254,724,869	2,570	0	254,727,439
Industrials	145,745,345	83,800	—	145,829,145
Other Industries (a)	303,857,155	—	—	303,857,155

Total Common Stocks	826,557,929	123,870	—	826,681,799
Preferred Stock	4,862	—	—	4,862
Rights	102,900	—	6,000	108,900
Warrants	873	30	—	903
Money Market Fund	—	1,951,073	—	1,951,073
Investments Purchased with Cash Proceeds from Securities Lending	—	59,635,600	—	59,635,600

TOTAL	$826,666,564	$61,710,573	$6,000	$888,383,137

(a)	- please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

16	Annual Report | June 30, 2020

Omni Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investment in Securities (Value)
Rights
Balance as of 06/30/2019	$ 8,400
Purchases	—
Return of Capital	(76,127)
Realized gain/(loss)	—
Change in unrealized appreciation/ (depreciation)	73,727
Transfers in	—
Transfers out	—

Balance as of 06/30/2020	$ 6,000

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2020	$ 73,727

See Notes to Financial Statements.

bridgeway.com	17

Omni Tax-Managed Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2020

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2020, our Fund returned +22.56%, outperforming our primary market benchmark, the Russell 2000 Value Index (+18.91%).

For the fiscal year, our Fund returned -23.98%, underperforming the Russell 2000 Value Index (-17.48%).

The table below presents our June quarter, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2020

			Annualized
	Quarter	1 Year	5 Years	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	22.56%	-23.98%	-2.27%	3.93%
Russell 2000 Value Index	18.91%	-17.48%	1.26%	5.60%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

18	Annual Report | June 30, 2020

Omni Tax-Managed Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception December 31, 2010 to June 30, 2020

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2020, we held 642 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s primary design features — a tilt toward smaller stocks in the small-cap value universe and a tilt toward deeper value stocks across multiple valuation metrics — boosted relative performance during the quarter.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) and Utilities stocks. This positioning added to the Fund’s relative returns as both REITs and Utilities stocks underperformed. In particular, the Utilities sector was the only sector in the benchmark that declined during the quarter.

Detailed Explanation of Fiscal Year Performance

The Fund’s tilt toward smaller stocks in the small-cap value universe hurt relative returns as larger stocks outperformed their smaller counterparts. The Fund’s tilt toward deeper value stocks also detracted from relative performance, as value continued to lag growth for much of the 12-month period.

By design, the Fund does not hold Real Estate Investment Trusts (REITs) and Utilities stocks. This positioning detracted from relative performance, as avoiding these stocks resulted in overweightings in poor-performing sectors such as Energy.

bridgeway.com	19

Omni Tax-Managed Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2020

Rank	Description	Industry	% of Net Assets
1	Murphy Oil Corp	Energy	0.7%
2	Independent Bank Group, Inc.	Financials	0.7%
3	Magellan Health, Inc.	Health Care	0.7%
4	Walker & Dunlop, Inc.	Financials	0.7%
5	Adient PLC	Consumer Discretionary	0.7%
6	Primo Water Corp	Consumer Staples	0.7%
7	Meritage Homes Corp	Consumer Discretionary	0.7%
8	Pacific Premier Bancorp, Inc.	Financials	0.6%
9	Allegiant Travel Co	Industrials	0.6%
10	Super Micro Computer, Inc.	Information Technology	0.6%
	Total		6.7%

Industry Sector Representation as of June 30, 2020

	% of Net Assets	% of Russell 2000 Value Index	Difference
Communication Services	3.0%	2.4%	0.6%
Consumer Discretionary	14.2%	10.9%	3.3%
Consumer Staples	5.1%	3.5%	1.6%
Energy	10.9%	4.4%	6.5%
Financials	31.0%	29.0%	2.0%
Health Care	2.7%	6.2%	-3.5%
Industrials	17.9%	16.1%	1.8%
Information Technology	6.6%	6.2%	0.4%
Materials	6.5%	5.5%	1.0%
Real Estate	1.4%	10.4%	-9.0%
Cash & Other Assets	0.7%	5.4%	-4.7%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2020, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. In addition, turbulence and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Fund.

20	Annual Report | June 30, 2020

Omni Tax-Managed Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

bridgeway.com	21

Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

COMMON STOCKS - 99.29%
Communication Services - 2.96%
A.H. Belo Corp., Class A	51,457	$89,022
Alaska Communications Systems Group, Inc.	189,187	527,832
AMC Entertainment Holdings, Inc., Class A+	112,763	483,753
ATN International, Inc.	17,000	1,029,690
Beasley Broadcast Group, Inc., Class A	65,000	157,950
Cars.com, Inc.*+	85,000	489,600
Consolidated Communications Holdings, Inc.*+	140,000	947,800
Cumulus Media, Inc., Class A*+	38,100	150,495
DHI Group, Inc.*	117,000	245,700
Emerald Holding, Inc.	79,300	244,244
Emmis Communications Corp., Class A*	57,200	94,380
Entercom Communications Corp., Class A	193,680	267,278
Entravision Communications Corp., Class A	162,300	232,089
EW Scripps Co. (The), Class A	97,100	849,625
Fluent, Inc.*	94,200	167,676
Gannett Co., Inc.	160,163	221,025
Gray Television, Inc.*+	143,000	1,994,850
Liberty TripAdvisor Holdings, Inc., Class A*	115,000	244,950
Marcus Corp. (The)	47,054	624,407
Meet Group, Inc. (The)*	85,500	533,520
Meredith Corp.+	67,000	974,850
Saga Communications, Inc., Class A	9,100	232,960
Salem Media Group, Inc.	4,352	4,918
Scholastic Corp.	43,450	1,300,893
Townsquare Media, Inc., Class A	75,100	335,697
Urban One, Inc.*+	105,000	200,550

		12,645,754

Consumer Discretionary - 14.22%
Abercrombie & Fitch Co., Class A+	89,600	953,344
Adient PLC*	175,000	2,873,500
Adtalem Global Education, Inc.*	59,800	1,862,770
AMCON Distributing Co.	1,350	76,059
American Axle & Manufacturing Holdings, Inc.*	134,150	1,019,540
American Public Education, Inc.*	22,700	671,920
Ark Restaurants Corp.	8,500	105,400

Industry Company	Shares	Value

Consumer Discretionary (continued)
Asbury Automotive Group, Inc.*+	31,000	$2,397,230
Barnes & Noble Education, Inc.*+	112,900	180,640
Bassett Furniture Industries, Inc.	15,859	116,564
BBX Capital Corp.	193,018	490,266
Beazer Homes USA, Inc.*	56,500	568,955
Bed Bath & Beyond, Inc.+	197,500	2,093,500
Big 5 Sporting Goods Corp.	30,000	58,200
Big Lots, Inc.+	60,300	2,532,600
Biglari Holdings, Inc., Class B*	6,700	462,166
BJ’s Restaurants, Inc.	28,000	586,320
Bluegreen Vacations Corp.+	69,800	378,316
Build-A-Bear Workshop, Inc.*	35,000	76,300
Caleres, Inc.	38,900	324,426
Canterbury Park Holding Corp.	511	5,493
Carriage Services, Inc.	7,700	139,524
Carrols Restaurant Group, Inc.*	30,000	145,200
Cato Corp. (The), Class A	41,500	339,470
Century Casinos, Inc.*	79,200	328,680
Chico’s FAS, Inc.	325,200	448,776
China Automotive Systems, Inc.*	20,400	58,956
China XD Plastics Co., Ltd.*	108,400	124,660
Chuy’s Holdings, Inc.*	25,000	372,000
Citi Trends, Inc.	31,020	627,224
Conn’s, Inc.*+	52,600	530,734
Container Store Group, Inc. (The)*+	68,550	222,102
Cooper Tire & Rubber Co.	75,050	2,072,131
Cooper-Standard Holdings, Inc.*	32,000	424,000
Crown Crafts, Inc.	30,050	146,644
Culp, Inc.	10,000	86,100
Del Taco Restaurants, Inc.*+	97,600	578,768
Delta Apparel, Inc.*+	23,700	287,244
Dillard’s, Inc., Class A+	33,900	874,281
Dixie Group, Inc. (The)*	23,400	21,996
Escalade, Inc.+	10,000	139,600
Ethan Allen Interiors, Inc.+	58,600	693,238
Express, Inc.*+	160,000	246,400
Fiesta Restaurant Group, Inc.*	16,000	102,080
Flanigan’s Enterprises, Inc.*	2,500	37,500
Full House Resorts, Inc.*	70,000	93,100
Genesco, Inc.*	26,500	573,990
G-III Apparel Group, Ltd.*	112,600	1,496,454

22	Annual Report | June 30, 2020

Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
Golden Entertainment, Inc.*	47,000	$419,240
Good Times Restaurants, Inc.*	4,300	5,289
Group 1 Automotive, Inc.+	28,250	1,863,652
Guess?, Inc.+	103,000	996,010
Haverty Furniture Cos., Inc.	34,659	554,544
Hibbett Sports, Inc.*+	41,500	869,010
Hooker Furniture Corp.	15,900	309,255
Houghton Mifflin Harcourt Co.*	123,000	222,630
Hudson, Ltd., Class A*	179,800	875,626
J Alexander’s Holdings, Inc.*	15,250	75,030
J Jill, Inc.*	137,500	95,150
K12, Inc.*	55,850	1,521,354
Lands’ End, Inc.*+	34,900	280,596
Lifetime Brands, Inc.	37,449	251,657
Live Ventures, Inc.*	3,200	30,816
M/I Homes, Inc.*	45,500	1,567,020
MarineMax, Inc.*	39,400	882,166
Meritage Homes Corp.*	36,700	2,793,604
Modine Manufacturing Co.*	81,900	452,088
Movado Group, Inc.	24,100	261,244
New Home Co., Inc. (The)*	20,000	67,200
Office Depot, Inc.	853,900	2,006,665
P&F Industries, Inc., Class A	492	2,460
Playa Hotels & Resorts NV*	215,300	779,386
Red Robin Gourmet Burgers, Inc.*+	30,000	306,000
Rocky Brands, Inc.	18,850	387,556
Select Interior Concepts, Inc., Class A*	60,000	210,000
Shiloh Industries, Inc.*	35,900	58,158
Shoe Carnival, Inc.+	30,600	895,662
Signet Jewelers, Ltd.+	100,000	1,027,000
Smith & Wesson Brands, Inc.*	64,000	1,377,280
Sonic Automotive, Inc., Class A+	71,000	2,265,610
Sportsman’s Warehouse Holdings, Inc.*	44,400	632,700
Strattec Security Corp.	17,300	275,762
Superior Group of Cos., Inc.	38,500	515,900
Tandy Leather Factory, Inc.*	14,700	49,098
Tilly’s, Inc., Class A	36,900	209,223
TravelCenters of America, Inc.*	22,630	348,502
TRI Pointe Group, Inc.*+	160,000	2,350,400

Unifi, Inc.*	45,000	579,600
Unique Fabricating, Inc.*+	15,000	47,850
Vince Holding Corp.*+	15,000	83,250
Vista Outdoor, Inc.*	106,000	1,531,700
VOXX International Corp.*+	52,164	301,508

Industry Company	Shares	Value

Consumer Discretionary (continued)
ZAGG, Inc.*+	30,000	$94,200
Zumiez, Inc.*	37,800	1,034,964

		60,807,976

Consumer Staples - 5.11%
Alico, Inc.	13,100	408,196
Andersons, Inc. (The)	75,116	1,033,596
B&G Foods, Inc.+	74,600	1,818,748
Central Garden & Pet Co.*	7,000	251,930
Central Garden & Pet Co., Class A*	61,200	2,067,948
Coffee Holding Co., Inc.*	10,000	29,800
Edgewell Personal Care Co.*	18,700	582,692
Fresh Del Monte Produce, Inc.+	83,000	2,043,460
Ingles Markets, Inc., Class A	35,750	1,539,752
Landec Corp.*	15,000	119,400
Lifeway Foods, Inc.*	2,000	4,600
Natural Alternatives International, Inc.*	16,800	115,584
Natural Grocers by Vitamin Cottage, Inc.	25,000	372,000
Nature’s Sunshine Products, Inc.*	11,000	99,110
Primo Water Corp.	205,000	2,818,750
Rite Aid Corp.*+	147,500	2,516,350
S&W Seed Co.*	5,000	11,400
Seneca Foods Corp., Class A*	19,150	647,462
SpartanNash Co.	63,982	1,359,618
United Natural Foods, Inc.*+	84,600	1,540,566
Village Super Market, Inc., Class A	39,400	1,092,168
Weis Markets, Inc.	27,200	1,363,264

		21,836,394

Energy - 10.85%
Adams Resources & Energy, Inc.	10,600	283,762
Amplify Energy Corp.+	141,000	173,430
Arch Resources, Inc.	24,300	690,363
Archrock, Inc.	279,700	1,815,253
Ardmore Shipping Corp.	78,700	341,558
Berry Corp.	115,571	558,208
Bonanza Creek Energy, Inc.*+	39,300	582,426
Bristow Group, Inc.*+	14,200	197,806
Callon Petroleum Co.*+	420,049	483,056
Comstock Resources, Inc.*	426,000	1,865,880
CONSOL Energy, Inc.*+	40,500	205,335
Contango Oil & Gas Co.*+	162,500	372,125

bridgeway.com	23

Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Dawson Geophysical Co.*	6,000	$8,640
DHT Holdings, Inc.+	267,300	1,371,249
Diamond S Shipping, Inc.*+	70,000	559,300
Dorian LPG, Ltd.*	124,029	959,984
Earthstone Energy, Inc., Class A*	67,055	190,436
Epsilon Energy, Ltd.*	60,000	177,000
Exterran Corp.*	34,000	183,260
Frontline, Ltd.+	200,000	1,396,000
GasLog, Ltd.+	101,437	285,038
Golar LNG, Ltd.+	120,000	868,800
Goodrich Petroleum Corp.*	22,000	158,400
Gran Tierra Energy, Inc.*	324,500	112,342
Green Plains, Inc.*+	41,450	423,412
Hallador Energy Co.	42,600	27,903
Helix Energy Solutions Group, Inc.*+	315,500	1,094,785
International Seaways, Inc.	55,000	898,700
Kosmos Energy, Ltd.	460,151	763,851
Lonestar Resources US, Inc., Class A*	67,450	31,735
Matador Resources Co.*+	181,377	1,541,704
Matrix Service Co.*	52,800	513,216
Montage Resources Corp.*+	75,053	296,459
Murphy Oil Corp.+	230,000	3,174,000
Nabors Industries, Ltd.+	4,000	148,080
NACCO Industries, Inc., Class A	16,450	383,285
National Energy Services Reunited Corp.*+	185,200	1,274,176
Natural Gas Services Group, Inc.*+	30,152	189,053
Navigator Holdings, Ltd.*	104,100	669,363
Navios Maritime Acquisition Corp.	22,500	91,575
Newpark Resources, Inc.*	172,700	385,121
NexTier Oilfield Solutions, Inc.*	239,574	586,956
Nine Energy Service, Inc.*+	37,700	73,515
Nordic American Tankers, Ltd.+	168,800	685,328
Northern Oil and Gas, Inc.*+	526,300	441,513
Oceaneering International, Inc.*	130,600	834,534
Oil States International, Inc.*	98,400	467,400
Overseas Shipholding Group, Inc., Class A*	215,916	401,604
Par Pacific Holdings, Inc.*+	92,000	827,080
Patterson-UTI Energy, Inc.+	265,000	919,550
PBF Energy, Inc., Class A+	167,000	1,710,080

Industry Company	Shares	Value

Energy (continued)
Penn Virginia Corp.*+	26,000	$247,780
PrimeEnergy Resources Corp.*	2,000	142,180
Profire Energy, Inc.*	100,000	83,310
ProPetro Holding Corp.*	139,810	718,623
QEP Resources, Inc.	324,000	417,960
Ranger Energy Services, Inc.*	23,500	69,325
Renewable Energy Group, Inc.*	61,719	1,529,397
REX American Resources Corp.*	7,850	544,554
Scorpio Tankers, Inc.+	123,690	1,584,469
SEACOR Holdings, Inc.*	36,200	1,025,184
Select Energy Services, Inc., Class A*	149,000	730,100
SFL Corp., Ltd.+	173,500	1,611,815
Smart Sand, Inc.*+	75,000	78,750
Solaris Oilfield Infrastructure, Inc., Class A	60,300	447,426
Southwestern Energy Co.*+	660,000	1,689,600
Talos Energy, Inc.*+	72,100	663,320
Teekay Corp.*+	205,000	492,000
Teekay Tankers, Ltd., Class A*+	59,500	762,790
TETRA Technologies, Inc.*	425,000	227,162
US Silica Holdings, Inc.	129,500	467,495
VAALCO Energy, Inc.*	134,900	167,276

		46,394,145

Financials - 30.97%
1347 Property Insurance Holdings, Inc.*	17,500	78,050
1st Constitution Bancorp	12,250	151,900
1st Source Corp.	18,000	640,440
ACNB Corp.	6,600	172,788
Allegiance Bancshares, Inc.+	31,131	790,416
Amalgamated Bank, Class A	34,800	439,872
A-Mark Precious Metals, Inc.*+	11,500	219,075
Amerant Bancorp, Inc.*	85,000	1,278,400
American River Bankshares	16,244	173,811
AmeriServ Financial, Inc.	66,000	201,960
Argo Group International Holdings, Ltd.	39,094	1,361,644
Arlington Asset Investment Corp., Class A	72,600	215,622

24	Annual Report | June 30, 2020

Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Associated Capital Group, Inc., Class A+	25,000	$917,250
Atlantic Capital Bancshares, Inc.*	61,933	753,105
Axos Financial, Inc.*	89,000	1,965,120
Banc of California, Inc.	76,500	828,495
Banco Latinoamericano de Comercio Exterior SA, Class E	70,688	812,912
Bancorp 34, Inc.	9,300	110,019
Bancorp, Inc. (The)*	71,800	703,640
Bank of Commerce Holdings	54,800	415,384
Bank of NT Butterfield & Son, Ltd. (The)	75,000	1,829,250
Bank of Princeton (The)	12,500	251,000
Bank7 Corp.	23,100	250,751
BankFinancial Corp.	29,000	243,600
Bar Harbor Bankshares	30,541	683,813
BCB Bancorp, Inc.	25,900	240,352
Berkshire Hills Bancorp, Inc.	68,810	758,286
Blue Capital Reinsurance Holdings, Ltd.+	12,700	16,002
Boston Private Financial Holdings, Inc.	150,800	1,037,504
Bridge Bancorp, Inc.	30,000	685,200
Brookline Bancorp, Inc.	105,000	1,058,400
Bryn Mawr Bank Corp.	16,500	456,390
Business First Bancshares, Inc.	30,000	460,500
Byline Bancorp, Inc.	50,600	662,860
C&F Financial Corp.	7,400	246,050
Cadence BanCorp+	243,000	2,152,980
Calamos Asset Management, Escrow*Δ	69,700	—
Cambridge Bancorp	580	34,359
Capital City Bank Group, Inc.	24,250	508,038
Carter Bank & Trust	55,000	443,850
CB Financial Services, Inc.+	13,500	294,570
Central Pacific Financial Corp.	30,000	480,900
Central Valley Community Bancorp	21,000	323,190
Chemung Financial Corp.	12,293	335,599
Citizens Community Bancorp, Inc.	27,000	185,220
Citizens Holding Co.+	3,400	85,000
Citizens, Inc.*+	64,500	386,355
Civista Bancshares, Inc.	19,821	305,243
CNB Financial Corp.	5,000	89,650
Codorus Valley Bancorp, Inc.	22,971	317,689

Industry Company	Shares	Value

Financials (continued)
Colony Bankcorp, Inc.	1,500	$17,655
Community Bankers Trust Corp.	48,000	264,000
Community Financial Corp. (The)	5,840	142,496
Community Trust Bancorp, Inc.	8,000	262,080
Community West Bancshares	11,000	96,690
ConnectOne Bancorp, Inc.	48,200	776,984
Consumer Portfolio Services, Inc.*	57,000	161,310
Cortland Bancorp+	10,000	127,900
County Bancorp, Inc.+	15,700	328,601
Cowen, Inc., Class A	38,800	628,948
Customers Bancorp, Inc.*	71,000	853,420
Dime Community Bancshares, Inc.	40,000	549,200
Donegal Group, Inc., Class A	60,100	854,622
Donnelley Financial Solutions, Inc.*	48,900	410,760
Eagle Bancorp Montana, Inc.	11,900	206,822
Eagle Bancorp, Inc.	37,500	1,228,125
Elevate Credit, Inc.*	90,000	133,200
Emclaire Financial Corp.	700	14,021
Employers Holdings, Inc.	60,300	1,818,045
Encore Capital Group, Inc.*+	60,100	2,054,218
Enova International, Inc.*	69,900	1,039,413
Enterprise Bancorp, Inc.	14,275	340,031
Enterprise Financial Services Corp.	40,500	1,260,360
Equity Bancshares, Inc., Class A*	47,800	833,632
ESSA Bancorp, Inc.	22,300	310,416
Evans Bancorp, Inc.	9,000	209,340
EZCORP, Inc., Class A*+	62,200	391,860
Fauquier Bankshares, Inc.	2,500	37,250
FBL Financial Group, Inc., Class A	39,766	1,427,202
Federal Agricultural Mortgage Corp., Class C	12,800	819,328
FedNat Holding Co.	37,700	417,339
Financial Institutions, Inc.	46,300	861,643
First BanCorp Puerto Rico	267,000	1,492,530
First Bank	21,622	140,975
First Business Financial Services, Inc.	26,400	434,280
First Choice Bancorp	31,707	519,361
First Commonwealth Financial Corp.	145,000	1,200,600

bridgeway.com	25

Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
First Community Corp.+	13,000	$196,950
First Financial Corp.	17,495	644,516
First Financial Northwest, Inc.	20,700	200,583
First Foundation, Inc.	58,900	962,426
First Guaranty Bancshares, Inc.	10,175	124,440
First Internet Bancorp	13,800	229,356
First Mid Bancshares, Inc.	19,000	498,370
First of Long Island Corp. (The)	31,000	506,540
First United Corp.	14,425	192,430
First US Bancshares, Inc.	5,000	34,500
Flushing Financial Corp.	56,241	647,896
FNCB Bancorp, Inc.	10,000	57,500
Franklin Financial Services Corp.	6,000	155,400
FS Bancorp, Inc.	5,150	198,636
Global Indemnity, Ltd.	26,843	642,621
Great Elm Capital Corp.+	23,656	100,775
Great Western Bancorp, Inc.	85,804	1,180,663
Guaranty Federal Bancshares, Inc.	500	7,625
Hallmark Financial Services, Inc.*	27,000	94,230
Hanmi Financial Corp.	54,000	524,340
Hawthorn Bancshares, Inc.	13,498	265,776
Heartland Financial USA, Inc.	54,350	1,817,464
Hennessy Advisors, Inc.+	6,000	47,460
Heritage Insurance Holdings, Inc.	54,600	714,714
Hilltop Holdings, Inc.	111,600	2,059,020
HMN Financial, Inc.*	2,000	29,380
Home Bancorp, Inc.	21,097	564,345
HomeStreet, Inc.	46,500	1,144,365
Hope Bancorp, Inc.	191,500	1,765,630
Horace Mann Educators Corp.	61,550	2,260,732
Horizon Bancorp, Inc.	87,542	935,824
Howard Bancorp, Inc.*	25,800	273,996
Impac Mortgage Holdings, Inc.*	3,000	5,070
Independent Bank Group, Inc.	76,100	3,083,572
Investar Holding Corp.	16,000	232,000
James River Group Holdings, Ltd.	54,300	2,443,500
Kingstone Cos., Inc.	31,200	137,904
Lakeland Bancorp, Inc.	79,740	911,428

Industry Company	Shares	Value

Financials (continued)
Landmark Bancorp, Inc.	2,551	$63,035
LCNB Corp.	12,700	202,692
Limestone Bancorp, Inc.*	11,000	144,650
Luther Burbank Corp.	75,600	756,000
Mackinac Financial Corp.	28,400	294,508
Malvern Bancorp, Inc.*	8,700	110,751
Manning & Napier, Inc.	116,000	331,760
Marlin Business Services Corp.	21,875	185,062
Merchants Bancorp	34,100	630,509
Meridian Corp.*	18,000	285,300
Meta Financial Group, Inc.	66,434	1,207,106
Metropolitan Bank Holding Corp.*	16,700	535,736
Middlefield Banc Corp.	13,300	275,975
Midland States Bancorp, Inc.	48,117	719,349
MidWestOne Financial Group, Inc.	39,100	782,000
MMA Capital Holdings, Inc.*	5,000	115,600
Mr Cooper Group, Inc.*	138,703	1,725,465
MVB Financial Corp.	600	7,980
National Holdings Corp.*	2,000	4,000
National Security Group, Inc. (The)	200	2,570
National Western Life Group, Inc., Class A	6,150	1,249,618
Nicholas Financial, Inc.*	19,400	149,574
NMI Holdings, Inc., Class A*	105,000	1,688,400
Northeast Bank	22,300	391,365
Northrim BanCorp, Inc.	9,573	240,665
OceanFirst Financial Corp.	65,996	1,163,509
Ocwen Financial Corp.*	221,400	147,010
OFG Bancorp	91,000	1,216,670
Old Point Financial Corp.	5,100	77,775
Old Second Bancorp, Inc.	41,500	322,870
On Deck Capital, Inc.*	73,300	52,666
OP Bancorp	28,000	193,200
Oppenheimer Holdings, Inc., Class A	29,319	638,861
Orrstown Financial Services, Inc.	9,000	132,750
Pacific Mercantile Bancorp*+	55,300	202,398
Pacific Premier Bancorp, Inc.	124,800	2,705,664
Parke Bancorp, Inc.	32,059	434,399
PCB Bancorp	36,300	373,890
Peapack-Gladstone Financial Corp.	43,568	816,029

26	Annual Report | June 30, 2020

Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Penns Woods Bancorp, Inc.	1,500	$34,065
PennyMac Financial Services, Inc.	30,000	1,253,700
Peoples Bancorp of North Carolina, Inc.	12,880	227,590
Peoples Bancorp, Inc.	38,350	816,088
Peoples Financial Services Corp.	9,700	370,443
Piper Sandler Cos.	16,100	952,476
Premier Financial Bancorp, Inc.	49,240	631,257
ProAssurance Corp.	79,000	1,143,130
Protective Insurance Corp., Class B	35,100	528,957
Provident Financial Holdings, Inc.	44,710	599,561
Provident Financial Services, Inc.	82,500	1,192,125
Prudential Bancorp, Inc.	2,457	29,582
QCR Holdings, Inc.	27,600	860,568
RBB Bancorp	39,500	539,175
Regional Management Corp.*	29,100	515,361
Reliant Bancorp, Inc.+	25,775	419,875
Republic Bancorp, Inc., Class A	33,200	1,085,972
Riverview Bancorp, Inc.	62,478	353,001
Salisbury Bancorp, Inc.+	1,683	68,986
Sandy Spring Bancorp, Inc.	51,300	1,271,214
SB Financial Group, Inc.	25,218	419,123
SB One Bancorp	22,200	437,340
Security National Financial Corp., Class A*	16,618	112,088
Severn Bancorp, Inc.	30,000	194,400
Shore Bancshares, Inc.	17,800	197,402
Sierra Bancorp	27,000	509,760
SmartFinancial, Inc.	20,500	331,690
Sound Financial Bancorp, Inc.+	2,000	47,520
Southern Missouri Bancorp, Inc.	14,300	347,490
Southern National Bancorp of Virginia, Inc.	51,900	502,911
Spirit of Texas Bancshares, Inc.*	21,000	258,510
Standard AVB Financial Corp.+	18,000	417,600
Sterling Bancorp, Inc.	111,000	397,380
Stewart Information Services Corp.	42,000	1,365,420
StoneX Group, Inc.*	37,700	2,073,500

Industry Company	Shares	Value

Financials (continued)
Summit Financial Group, Inc.	19,100	$314,768
Summit State Bank	6,250	60,688
SuRo Capital Corp.+	32,700	276,969
SWK Holdings Corp.*	1,000	11,980
Third Point Reinsurance, Ltd.*	146,000	1,096,460
Timberland Bancorp, Inc.	5,425	98,789
Tiptree, Inc.	81,700	526,965
TriState Capital Holdings, Inc.*	45,000	706,950
Triumph Bancorp, Inc.*	25,000	606,750
United Bancorp, Inc.+	1,000	11,510
United Fire Group, Inc.	44,500	1,233,095
United Insurance Holdings Corp.	54,700	427,754
Unity Bancorp, Inc.	28,700	410,410
Universal Insurance
Holdings, Inc.	58,695	1,041,836
Univest Financial Corp.	62,000	1,000,680
Veritex Holdings, Inc.	93,000	1,646,100
Waddell & Reed Financial, Inc., Class A+	99,700	1,546,347
Walker & Dunlop, Inc.	59,275	3,011,763
Watford Holdings, Ltd.*	40,000	667,600
Western New England
Bancorp, Inc.	51,465	297,982
World Acceptance Corp.*+	10,900	714,168

		132,401,323

Health Care - 2.70%
Assertio Holdings, Inc.*	200	171
Brookdale Senior Living, Inc.*	340,500	1,004,475
CynergisTek, Inc.*	40,000	58,400
FONAR Corp.*	12,500	267,125
Kewaunee Scientific Corp.	2,500	23,225
Lannett Co., Inc.*+	126,400	917,664
Lexicon Pharmaceuticals, Inc.*+	143,392	286,067
Magellan Health, Inc.*	41,700	3,043,266
Mallinckrodt PLC*+	169,900	455,332
Owens & Minor, Inc.	110,000	838,200
Prestige Consumer
Healthcare, Inc.*	49,000	1,840,440
Surgery Partners, Inc.*+	115,000	1,330,550
Tivity Health, Inc.*+	80,000	906,400
Triple-S Management Corp., Class B*	30,967	588,992

		11,560,307

bridgeway.com	27

Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Industrials - 17.95%
AAR Corp.	60,500	$1,250,535
Acacia Research Corp.*	79,500	325,155
ACCO Brands Corp.	178,800	1,269,480
Acme United Corp.	9,300	213,714
AeroCentury Corp.*+	4,300	10,621
Air T, Inc.*	4,050	44,550
Allegiant Travel Co.+	24,500	2,675,645
Apogee Enterprises, Inc.	25,000	576,000
ARC Document Solutions, Inc.	98,700	98,700
ArcBest Corp.	45,400	1,203,554
Art’s-Way Manufacturing Co., Inc.*	15,000	35,550
Atlas Air Worldwide Holdings, Inc.*+	49,400	2,125,682
Avis Budget Group, Inc.*+	113,000	2,586,570
BG Staffing, Inc.	9,600	108,672
BMC Stock Holdings, Inc.*	75,200	1,890,528
BrightView Holdings, Inc.*	100,000	1,120,000
Caesarstone, Ltd.	71,400	846,090
CAI International, Inc.*	44,500	741,370
Chicago Rivet & Machine Co.	1,000	20,800
CIRCOR International, Inc.*	30,000	764,400
Commercial Vehicle Group, Inc.*	53,600	154,904
CompX International, Inc.	1,500	20,730
Cornerstone Building Brands, Inc.*	334,500	2,027,070
Costamare, Inc.	287,600	1,599,056
Covenant Transportation Group, Inc., Class A*	21,750	313,853
DLH Holdings Corp.*	52,500	385,350
Ducommun, Inc.*	10,000	348,700
DXP Enterprises, Inc.*	25,000	497,750
Eagle Bulk Shipping, Inc.*+	155,000	339,450
Eastern Co. (The)	12,404	221,659
Echo Global Logistics, Inc.*	39,000	843,180
EnPro Industries, Inc.	27,600	1,360,404
Fortress Transportation and Infrastructure Investors, LLC+	137,000	1,779,630
Foundation Building Materials, Inc.*	77,300	1,206,653
Genco Shipping & Trading, Ltd.	97,300	611,044
General Finance Corp.*	50,000	335,500
GMS, Inc.*	74,000	1,819,660
Goldfield Corp. (The)*	114,000	422,940
GP Strategies Corp.*	37,500	321,750
Great Lakes Dredge & Dock Corp.*	56,800	525,968

Industry Company	Shares	Value

Industrials (continued)
Greenbrier Cos., Inc. (The)+	34,100	$775,775
H&E Equipment Services, Inc.	42,000	776,160
Hawaiian Holdings, Inc.	53,600	752,544
HC2 Holdings, Inc.*+	64,400	215,096
Heidrick & Struggles
International, Inc.	25,000	540,500
Herc Holdings, Inc.*	54,000	1,659,420
Hub Group, Inc., Class A*	48,000	2,297,280
Interface, Inc.	103,500	842,490
Kelly Services, Inc., Class A	66,400	1,050,116
Knoll, Inc.	99,000	1,206,810
L B Foster Co., Class A*	29,600	377,992
Limbach Holdings, Inc.*	7,000	25,760
LS Starrett Co. (The), Class A*	9,400	31,866
LSI Industries, Inc.	50,000	323,500
Lydall, Inc.*	30,000	406,800
Manitowoc Co., Inc. (The)*	15,000	163,200
Marten Transport, Ltd.	54,076	1,360,552
Matson, Inc.	50,890	1,480,899
Matthews International Corp., Class A	39,700	758,270
Maxar Technologies, Inc.+	124,500	2,236,020
Mesa Air Group, Inc.*	92,500	318,200
Mistras Group, Inc.*	101,200	399,740
MRC Global, Inc.*	103,900	614,049
MYR Group, Inc.*	20,700	660,537
Navios Maritime Holdings, Inc.*	40,000	84,400
NL Industries, Inc.	64,100	218,581
NN, Inc.	136,100	645,114
Northwest Pipe Co.*	30,500	764,635
NOW, Inc.*	167,700	1,447,251
Orion Group Holdings, Inc.*	82,672	259,590
PAM Transportation Services, Inc.*	10,000	307,500
Pangaea Logistics Solutions, Ltd.	4,800	12,048
Park-Ohio Holdings Corp.	26,500	439,635
Patrick Industries, Inc.+	25,000	1,531,250
Patriot Transportation Holding, Inc.	7,500	63,000
Perma-Pipe International Holdings, Inc.*	15,000	84,300
Powell Industries, Inc.	20,000	547,800
Preformed Line Products Co.	4,600	230,046
Primoris Services Corp.	78,500	1,394,160
Quad/Graphics, Inc.	70,300	228,475

28	Annual Report | June 30, 2020

Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Quanex Building Products Corp.	42,000	$582,960
REV Group, Inc.	147,500	899,750
Rush Enterprises, Inc., Class A	42,700	1,770,342
Rush Enterprises, Inc., Class B	12,700	452,882
Safe Bulkers, Inc.*	225,200	274,744
Scorpio Bulkers, Inc.	20,020	306,306
Servotronics, Inc.+	1,000	7,600
Steelcase, Inc., Class A	190,000	2,291,400
Sterling Construction Co., Inc.*	38,800	406,236
Team, Inc.*	51,000	284,070
Textainer Group Holdings, Ltd.*	125,400	1,025,772
Titan Machinery, Inc.*	32,000	347,520
TrueBlue, Inc.*	53,250	813,128
Tutor Perini Corp.*+	47,100	573,678
Universal Logistics Holdings, Inc.	40,100	696,938
US Xpress Enterprises, Inc., Class A*+	80,000	480,000
USA Truck, Inc.*	11,800	91,450
Veritiv Corp.*	21,733	368,592
Viad Corp.	24,500	465,990
VSE Corp.	11,560	362,868
Wabash National Corp.	85,500	908,010
WESCO International, Inc.*	66,000	2,317,260
Willis Lease Finance Corp.*	17,634	428,154

		76,729,878

Information Technology - 6.60%
Alpha & Omega
Semiconductor, Ltd.*	36,905	401,526
Amkor Technology, Inc.*	200,200	2,464,462
Amtech Systems, Inc.*	38,300	186,521
Avaya Holdings Corp.*+	145,300	1,795,908
Aviat Networks, Inc.*	13,800	251,850
Bel Fuse, Inc., Class B	4,213	45,206
Benchmark Electronics, Inc.	70,100	1,514,160
BK Technologies Corp.	6,973	23,638
Communications Systems, Inc.	15,000	76,050
Computer Task Group, Inc.*	5,000	20,150
Comtech Telecommunications Corp.	55,985	945,587
CSP, Inc.	5,150	41,818
Eastman Kodak Co.*	55,000	122,650
Information Services Group, Inc.*	3,100	6,417
Innodata, Inc.*	43,000	58,050

Industry Company	Shares	Value

Information Technology (continued)
inTEST Corp.*	54,500	$183,665
Key Tronic Corp.*	18,600	97,650
Kimball Electronics, Inc.*	51,100	691,894
Mind CTI, Ltd.	500	1,050
NeoPhotonics Corp.*	71,000	630,480
NetScout Systems, Inc.*+	95,000	2,428,200
NetSol Technologies, Inc.*	15,700	41,762
Network-1 Technologies, Inc.	50,000	108,250
Nortech Systems, Inc.*	1,500	6,300
Perceptron, Inc.*	13,500	44,685
Photronics, Inc.*	83,670	931,247
Ribbon Communications, Inc.*	230,800	907,044
Sanmina Corp.*	80,400	2,013,216
ScanSource, Inc.*	46,900	1,129,821
StarTek, Inc.*	36,500	185,420
Super Micro Computer, Inc.*+	93,000	2,640,270
Synacor, Inc.*	85,400	96,502
Synaptics, Inc.*+	30,000	1,803,600
Trio-Tech International*	13,000	40,690
TSR, Inc.*	1,385	6,648
TTM Technologies, Inc.*+	194,902	2,311,538
Ultra Clean Holdings, Inc.*	50,800	1,149,604
VirnetX Holding Corp.+	175,000	1,137,500
Wayside Technology Group, Inc.	15,700	403,490
Westell Technologies, Inc., Class A*	59,900	47,033
Xperi Holding Corp.	83,000	1,225,080

		28,216,632

Materials - 6.55%
Advanced Emissions
Solutions, Inc.+	52,500	254,625
AdvanSix, Inc.*	52,900	621,046
AgroFresh Solutions, Inc.*+	80,000	242,400
Ampco-Pittsburgh Corp.*	13,000	39,910
Boise Cascade Co.	51,900	1,951,959
Caledonia Mining Corp. PLC+	7,000	121,240
Carpenter Technology Corp.	68,000	1,651,040
Century Aluminum Co.*	150,000	1,069,500
Clearwater Paper Corp.*+	33,000	1,192,290
Contura Energy, Inc.*+	15,969	48,546
Domtar Corp.	68,800	1,452,368
Friedman Industries, Inc.	32,900	166,145
FutureFuel Corp.	62,000	740,900
Gulf Resources, Inc.*+	3,630	19,239
Haynes International, Inc.	20,000	467,200

bridgeway.com	29

Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Industry Company	Shares	Value

Common Stocks (continued)
Materials (continued)
Intrepid Potash, Inc.*	205,000	$202,950
Koppers Holdings, Inc.*	51,000	960,840
Kraton Corp.*	44,277	765,107
LSB Industries, Inc.*	57,600	66,816
Mercer International, Inc.	104,950	856,392
Minerals Technologies, Inc.	44,500	2,088,385
O-I Glass, Inc.	167,000	1,499,660
Olympic Steel, Inc.	18,500	217,375
P H Glatfelter Co.	82,000	1,316,100
Ramaco Resources, Inc.*+	69,900	149,586
Resolute Forest Products, Inc.*	142,500	300,675
Ryerson Holding Corp.*	105,700	595,091
Schnitzer Steel Industries, Inc., Class A	57,300	1,010,772
SunCoke Energy, Inc.	146,700	434,232
Synalloy Corp.*+	5,473	40,938
Trecora Resources*	34,002	213,193
Tredegar Corp.	47,600	733,040
Trinseo SA	42,000	930,720
Tronox Holdings PLC, Class A+	175,000	1,263,500
U.S. Concrete, Inc.*	19,700	488,560
United States Steel Corp.+	200,000	1,444,000
Universal Stainless & Alloy Products, Inc.*	15,250	131,150
Verso Corp., Class A	64,001	765,452
Warrior Met Coal, Inc.+	96,000	1,477,440

		27,990,382

Real Estate - 1.38%
Altisource Portfolio Solutions SA*	24,000	353,760
CTO Realty Growth, Inc.	8,000	316,000
Forestar Group, Inc.*	1	15
Newmark Group, Inc., Class A	447,000	2,172,420
RE/MAX Holdings, Inc., Class A	28,000	880,040
Realogy Holdings Corp.	220,718	1,635,520
RMR Group, Inc. (The), Class A	18,000	530,460

		5,888,215

TOTAL COMMON STOCKS - 99.29%		424,471,006

(Cost $456,590,408)

Industry Company	Shares	Value

PREFERRED STOCK - 0.00%
Air T Funding, 8.00%***+	529	$11,638

TOTAL PREFERRED STOCK - 0.00%		11,638

(Cost $11,003)

RIGHTS - 0.00%
Newstar Financial, Inc., CVR*Δ	105,100	5,255

TOTAL RIGHTS - 0.00%		5,255

(Cost $8,950)

WARRANTS - 0.00%
Air T Funding, expiring 06/07/20*	27,864	2,090
Eagle Bulk Shipping, Inc., expiring 10/15/21*	8,501	76

TOTAL WARRANTS - 0.00%		2,166

(Cost $73,557)

30	Annual Report | June 30, 2020

Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

	Rate^	Shares	Value

MONEY MARKET FUND - 0.09%
Fidelity Investments Money Market Government Portfolio Class I	0.06%	366,259	$366,259

TOTAL MONEY MARKET FUND - 0.09%			366,259

(Cost $366,259)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 6.64%
Fidelity Investments Money Market Government Portfolio Class I**	0.06%	28,405,419	28,405,419

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 6.64%			28,405,419

(Cost $28,405,419)

TOTAL INVESTMENTS - 106.02%			$453,261,743
(Cost $485,455,596)
Liabilities in Excess of Other Assets - (6.02%)			(25,746,984)

NET ASSETS - 100.00%			$427,514,759

*   Non-income producing security.

**  This security represents the investment of the cash collateral received in connection with securities out on loan as of June 30, 2020.

***   Security is perpetual and has no stated maturity date.

^  Rate disclosed as of June 30, 2020.

Δ   Security was fair valued using significant unobservable inputs. As such, the security is classified as Level 3 in the fair value hierarchy.

+   This security or a portion of the security is out on loan as of June 30, 2020. Total loaned securities had a value of $69,414,493 as of June 30, 2020. See Note 2 for disclosure of cash and non-cash collateral.

CVR - Contingent Value Right LLC - Limited Liability Company PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2020 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks
Consumer Discretionary	$60,770,476	$37,500	$ —	$60,807,976
Financials	132,398,753	2,570	0	132,401,323
Industrials	76,646,078	83,800	—	76,729,878
Other Industries (a)	154,531,829	—	—	154,531,829

Total Common Stocks	424,347,136	123,870	—	424,471,006
Preferred Stock	11,638	—	—	11,638
Rights	—	—	5,255	5,255
Warrants	2,090	76	—	2,166
Money Market Fund	—	366,259	—	366,259
Investments Purchased with Cash Proceeds from Securities Lending	—	28,405,419	—	28,405,419

TOTAL	$424,360,864	$28,895,624	$5,255	$453,261,743

(a) - please refer to the Schedule of Investments for the industry classifications of these portfolio holdings

bridgeway.com	31

Omni Tax-Managed Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2020

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)
Rights
Balance as of 06/30/2019	$ 7,357
Purchases	—
Return of Capital	(66,675)
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	64,573
Transfers in	—
Transfers out	—

Balance as of 06/30/2020	$ 5,255

Net change in unrealized appreciation (depreciation) from investments held as of 06/30/2020	$ 64,573

See Notes to Financial Statements.

32	Annual Report | June 30, 2020

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2020

ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Investments at value	$888,383,137	$453,261,743
Receivables:
Portfolio securities sold	986,092	707,549
Fund shares sold	817,504	2,551,341
Dividends and interest	641,254	278,489
Prepaid expenses	158,743	110,431
Total assets	890,986,730	456,909,553

LIABILITIES
Payables:
Portfolio securities purchased	1,801,729	385,526
Fund shares redeemed	576,025	352,487
Payable upon return of securities loaned	59,635,600	28,405,419
Accrued Liabilities:
Investment advisory fees	198,342	91,364
Administration fees	6,724	3,210
Directors’ fees	4,905	3,012
Other	283,744	153,776
Total liabilities	62,507,069	29,394,794

NET ASSETS	$828,479,661	$427,514,759

NET ASSETS REPRESENT
Paid-in capital	$999,795,011	$517,524,273
Accumulated Deficit	(171,315,350)	(90,009,514)
NET ASSETS	$828,479,661	$427,514,759
Shares of common stock outstanding of $.001 par value*	72,393,660	39,156,909
Net asset value, offering price and redemption price per share	$11.44	$10.92
Total investments at cost	$1,000,155,644	$485,455,596

*     See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

bridgeway.com	33

STATEMENTS OF OPERATIONS

Year Ended June 30, 2020

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
INVESTMENT INCOME
Dividends	$16,086,262	$9,767,487
Less: foreign taxes withheld	(38,381)	(19,497)
Interest	34,949	44,169
Securities lending	2,044,841	945,545
Total Investment Income	18,127,671	10,737,704

EXPENSES
Investment advisory fees	4,525,986	2,752,396
Administration fees	229,934	143,317
Accounting fees	169,812	122,895
Transfer agent fees	12,428	11,854
Professional fees	268,819	150,097
Custody fees	28,483	47,121
Blue sky fees	99,748	91,060
Directors’ and officers’ fees	124,473	70,822
Shareholder servicing fees	785,391	484,419
Reports to shareholders	60,329	40,293
Miscellaneous expenses	201,423	150,569
Total Expenses	6,506,826	4,064,843
Less investment advisory fees waived	(1,616,563)	(1,060,994)
Net Expenses	4,890,263	3,003,849
NET INVESTMENT INCOME	13,237,408	7,733,855

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Realized Loss on:
Investments	(72,576,094)	(64,789,627)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(156,921,036)	(86,311,728)
Net Realized and Unrealized Loss on Investments	(229,497,130)	(151,101,355)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(216,259,722)	$(143,367,500)

See Notes to Financial Statements.

34	Annual Report | June 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

	Omni		Omni Tax-Managed
	Small-Cap Value		Small-Cap Value
	Year Ended		Year Ended
	June 30,		June 30,
	2020	2019	2020	2019

OPERATIONS:
Net investment income	$13,237,408	$11,284,844	$7,733,855	$8,196,316
Net realized gain (loss) on investments	(72,576,094)	33,634,476	(64,789,627)	16,849,423
Net change in unrealized appreciation (depreciation) on investments	(156,921,036)	(192,113,168)	(86,311,728)	(167,424,940)
Net decrease in net assets resulting from operations	(216,259,722)	(147,193,848)	(143,367,500)	(142,379,201)

DISTRIBUTIONS:
From net investment income and net realized gains	(10,234,482)	(68,537,520)	(3,169,046)	(51,987,352)
Net decrease in net assets from distributions	(10,234,482)	(68,537,520)	(3,169,046)	(51,987,352)

SHARE TRANSACTIONS:
Proceeds from sale of shares	656,241,925	446,724,382	589,876,334	326,663,113
Reinvestment of distributions	10,232,320	68,487,234	3,155,635	51,833,228
Cost of shares redeemed	(600,515,726)	(223,662,871)	(627,348,686)	(380,949,961)
Net increase (decrease) in net assets resulting from share transactions	65,958,519	291,548,745	(34,316,717)	(2,453,620)
Net increase (decrease) in net assets	(160,535,685)	75,817,377	(180,853,263)	(196,820,173)

NET ASSETS:
Beginning of year	989,015,346	913,197,969	608,368,022	805,188,195
End of year	$828,479,661	$989,015,346	$427,514,759	$608,368,022

SHARES ISSUED & REDEEMED
Issued	58,034,527	29,158,856	54,155,404	21,486,464
Distributions reinvested	651,325	4,802,751	205,713	3,753,311
Redeemed	(52,375,628)	(13,930,780)	(57,357,136)	(25,251,515)
Net increase (decrease) in shares	6,310,224	20,030,827	(2,996,019)	(11,740)
Outstanding at beginning of year	66,083,436	46,052,609	42,152,928	42,164,668
Outstanding at end of year	72,393,660	66,083,436	39,156,909	42,152,928

See Notes to Financial Statements.

bridgeway.com	35

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

OMNI SMALL-CAP VALUE

	Year Ended June 30

	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$14.97	$19.83	$18.14	$14.66	$15.49

Income from Investment Operations:
Net Investment Income(a)	0.19	0.20	0.17	0.17	0.17
Net Realized and Unrealized Gain (Loss)	(3.56)	(3.61)	2.77	3.48	(0.86)

Total from Investment Operations	(3.37)	(3.41)	2.94	3.65	(0.69)

Less Distributions to Shareholders from:
Net Investment Income	(0.08)	(0.17)	(0.16)	(0.17)	(0.14)
Net Realized Gain	(0.08)	(1.28)	(1.09)	-	-

Total Distributions	(0.16)	(1.45)	(1.25)	(0.17)	(0.14)

Net Asset Value, End of Year	$11.44	$14.97	$19.83	$18.14	$14.66

Total Return(b)	(22.82%)	(16.82%)	16.75%	24.83%	(4.42%)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$828,480	$989,015	$913,198	$710,357	$558,286
Expenses Before Waivers and Reimbursements	0.72%	0.70%	0.70%	0.71%	0.71%
Expenses After Waivers and Reimbursements	0.54%	0.60%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.46%	1.21%	0.88%	1.00%	1.17%
Portfolio Turnover Rate	43%	29%	24%	23%	24%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.

See Notes to Financial Statements.

36	Annual Report | June 30, 2020

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

	Year Ended June 30

	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$14.43	$19.10	$17.39	$14.04	$14.65

Income from Investment Operations:
Net Investment Income(a)	0.19	0.20	0.16	0.17	0.16
Net Realized and Unrealized Gain (Loss)	(3.63)	(3.42)	2.61	3.32	(0.66)

Total from Investment Operations	(3.44)	(3.22)	2.77	3.49	(0.50)

Less Distributions to Shareholders from:
Net Investment Income	(0.07)	(0.20)	(0.23)	(0.14)	(0.11)
Net Realized Gain	-	(1.25)	(0.83)	-	-

Total Distributions	(0.07)	(1.45)	(1.06)	(0.14)	(0.11)

Net Asset Value, End of Year	$10.92	$14.43	$19.10	$17.39	$14.04

Total Return(b)	(23.98%)	(16.49%)	16.48%	24.83%	(3.42%)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$427,515	$608,368	$805,188	$643,215	$505,995
Expenses Before Waivers and Reimbursements	0.74%(c)	0.72%	0.70%	0.71%	0.72%
Expenses After Waivers and Reimbursements	0.55%(c)	0.60%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.40%	1.18%	0.89%	1.04%	1.20%
Portfolio Turnover Rate	63%	42%	27%	23%	29%

(a)	Per share amounts calculated based on the average daily shares outstanding during the year.
(b)	Total return would have been lower had various fees not been waived during the year.
(c)	Includes interest expense of 0.01%.

See Notes to Financial Statements.

bridgeway.com	37

NOTES TO FINANCIAL STATEMENTS

June 30, 2020

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 9 investment funds as of June 30, 2020 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Growth, Small-Cap Value, Blue Chip and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2020, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Growth and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities and Other Investments Valuation Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical assets

38	Annual Report | June 30, 2020

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by the Funds, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2020 is included with each Fund’s Schedule of Investments.

Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. The remaining contractual maturity of all securities lending transactions is overnight and continuous. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any unrealized gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement that provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

bridgeway.com	39

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related cash collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value.

The following table is a summary of the Funds payable upon return of securities loaned and related cash collateral, which are subject to a netting agreement as of June 30, 2020:

				Gross Amount Not Offset in the Statement of Assets and Liabilities

Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount

Omni Small-Cap Value

Securities lending	$59,635,600	-	$59,635,600	-	$59,635,600	-

Omni Tax-Managed Small-Cap Value

Securities lending	$28,405,419	-	$28,405,419	-	$28,405,419	-

[1]	Securities loaned with a value of $601,164 in Omni Small-Cap Value Fund have been sold and are pending settlement on June 30, 2020, respectively.

The following table summarizes the securities received as non-cash collateral and cash collateral for securities lending:

	Non-Cash Collateral
Fund	Collateral Type	Coupon Range	Maturity Date Range	Market Value	Cash Collateral	Total Collateral	Market Value of Securities on Loan

Omni Small-Cap Value

Securities lending	U.S.Gov’t Obligations	0.00%- 8.00%	7/9/20-11/15/49	$88,108,451	$59,635,600	$147,744,051	$143,682,118

Omni Tax-Managed Small-Cap Value

Securities lending	U.S.Gov’t Obligations	0.00%- 8.00%	7/9/20-11/15/49	$42,799,695	$28,405,419	$ 71,205,114	$ 69,414,493

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2020, the collateral consisted of an institutional government money market fund and U.S. Government Obligations.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk The Funds maintain cash and securities in their custody account maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle, which minimizes the risk of cash balances exceeding the FDIC insurance limit.

40	Annual Report | June 30, 2020

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

Risks and Uncertainties The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December and are recorded on ex-date.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser is contractually obligated to reimburse the Funds for operating expenses and advisory fees above the expense limitations presented in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2020. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers for Year Ended 06/30/20

Omni Small-Cap Value*	0.60%	$1,616,563

Omni Tax-Managed Small-Cap Value*	0.60%	1,060,994

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different. The Omni Small-Cap Value Fund has recoupable expenses of $759,479, $937,974, and $1,616,563, which expire no later than June 30, 2021, June 30, 2022, and June 30, 2023, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $691,272, $826,118, and $1,060,994, which expire no later than June 30, 2021, June 30, 2022, and June 30, 2023, respectively.

Effective January 1, 2020, the Adviser voluntarily agreed to waive fees and/or pay Fund expenses in an additional amount such that the net fiscal year expense ratio for each of the Funds (management fees and other expenses less the contractual waiver and voluntary waiver) does not exceed 0.47%. For the fiscal year ending June 30, 2020, the 0.47% voluntary expense cap was applied from the January 1, 2020 effective date through June 30, 2020 and not for the entire fiscal year.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

Other Related Party Transactions: The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the year ended June 30, 2020 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$66,246,213	$47,137,627
Omni Tax-Managed Small-Cap Value	52,986,522	59,895,076

The Adviser entered into an Administrative Services Agreement with Bridgeway Funds, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. For its services to all of the Bridgeway Funds, the Adviser was paid an aggregate annual fee of $775,000, payable in equal monthly installments. Effective April 1, 2020 certain services were outsourced to a third party under a separate agreement and the Adviser’s annual fee was reduced to $209,000 payable in monthly equal installments. During the year ended June 30, 2020, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $229,943 and $143,317, respectively.

Board of Directors Compensation Independent Directors are paid an annual retainer of $20,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. In addition, effective November 14, 2019 Independent Directors are paid $12,000 per meeting for meeting fees. Prior to November 14, 2019, the meeting fee was $11,000 per meeting. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Bridgeway Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2020 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$-	$460,785,759	$-	$388,320,478
Omni Tax-Managed Small-Cap Value	-	346,078,250	-	375,455,790

42	Annual Report | June 30, 2020

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2020, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$105,879,554	$58,757,531
Gross depreciation (excess of tax cost over value)	(217,652,097)	(91,041,162)
Net unrealized appreciation (depreciation)	$(111,772,543)	$(32,283,631)
Cost of investments for income tax purposes	$1,000,155,680	$485,545,374

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale loss deferrals and basis adjustments on passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the fiscal years ended June 30, 2020 and 2019, is as follows:

	Omni		Omni Tax-Managed
	Small-Cap Value		Small-Cap Value
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Distributions paid from:
Ordinary Income	$5,306,458	$7,943,782	$3,169,046	$7,212,071
Long-Term Capital Gain	4,928,024	60,593,738	-	44,775,281
Total	$10,234,482	$68,537,520	$3,169,046	$51,987,352

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses.

As of June 30, 2020, the following Funds had capital loss carryovers available to offset future realized capital gains which are not subject to expiration:

	Short-term	Long-Term	Total
Omi Small-Cap Value	$13,565,140	$-	$13,565,140
Omi Tax-Managed Small Cap Value	6,619,201	-	6,619,201

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

Components of Accumulated Deficit As of June 30, 2020, the components of accumulated deficit on a tax basis were:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Accumulated Net Investment Income	$13,172,939	$7,114,720
Capital Loss Carryovers	(13,565,140)	(6,619,201)
Accumulated Net Realized Gain (Loss) on Investments	-	-
Qualified Late Year Deferred Losses*	(59,150,606)	(58,221,402)
Net Unrealized Depreciation of Investments	(111,772,543)	(32,283,631)
Total	$(171,315,350)	$(90,009,514)

*

Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2021. The Omni Tax Managed Small-Cap Value and Small-Cap Value Funds have no deferred qualified ordinary late-year losses. The Omni Tax Managed Small-Cap Value and Small Cap Value Funds have elected to defer late-year short term capital losses of $46,450,331 and $30,793,593. The Omni Tax Managed Small-Cap Value and Small-Cap Value Funds have elected to defer late-year long term capital losses of $11,771,071 and $28,357,013.

For the fiscal year June 30, 2020, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Paid-in Capital	$63,685	$618,708
Accumulated Deficit	(63,685)	(618,708)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in PFICs and partnerships.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 10, 2020. Advances under the Facility are limited to $15,000,000 in total for all Bridgeway Funds, and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

The Bridgeway Funds incur a facility fee of 0.085% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The facility fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to each Bridgeway Fund, based upon actual amounts borrowed by such Bridgeway Fund.

44	Annual Report | June 30, 2020

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020

For the year ended June 30, 2020, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	2.14%	$2,345,088	91	$12,658	$10,818,000
Omni Tax-Managed Small-Cap Value	2.51%	5,567,605	76	29,539	14,282,000
[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

For the year ended June 30, 2020, Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value had no outstanding loan amounts.

8. Subsequent Events

In early 2020, an outbreak of the novel strain of coronavirus (COVID-19) emerged globally. As a result, there have been mandates from federal, state and local authorities resulting in an overall decline in economic activity. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable.

bridgeway.com	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Bridgeway Funds, Inc.

and the Shareholders of Omni Small-Cap Value Fund

and Omni Tax-Managed Small-Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, each a series of shares of beneficial interest in Bridgeway Funds, Inc. (the “Funds”), including the schedules of investments, as of June 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

        BBD, LLP

We have served as the auditor of one or more of the Funds in the Bridgeway Funds, Inc. since 2005.

Philadelphia, Pennsylvania

August 27, 2020

46	Annual Report | June 30, 2020

OTHER INFORMATION (Unaudited)

June 30, 2020

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2020. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	Omni Small-Cap	Omni Tax-Managed
	Value	Small Cap Value
Corporate Dividends Received Deduction	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%
Qualified Interest Related Dividends	0.56%	0.45%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%

During the fiscal year ended June 30, 2020, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Omni Small-Cap	Omni Tax-Managed
	Value	Small-Cap Value
Ordinary Income Distributions	$5,306,458	$3,169,046
Equalization Debits Included in Ordinary Income Distributions	63,685	618,708
Long-Term Capital Gain Distributions	4,928,024	-
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-

2. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2020 are available without a charge, upon request, by contacting Bridgeway Funds at 800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days after the end of the period. Copies of the Funds’ Form N-PORT exhibit are available without charge, upon request, by contacting Bridgeway Funds at 800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Funds’ Form N-PORT exhibit at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 800-SEC-0330.

4. Liquidity Risk Management Program Review

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

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OTHER INFORMATION (Unaudited) (continued)

June 30, 2020

Each series (the “Funds”) of Bridgeway Funds, Inc. (the “Company”) has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Company’s Board of Directors (the “Board”) has designated the Liquidity Risk Management Committee (“LRMC”) of Bridgeway Capital Management, Inc., the investment adviser to the Funds, as the Program Administrator for each Fund.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio investments into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid investments that are assets (“Illiquid Assets”). The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid Assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls (i.e., instances when the percentage of a Fund’s net assets in Highly Liquid investments is below the Fund’s current HLIM), including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the LRMC considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements or other funding sources. Classification of the Fund’s portfolio investments into one of the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not currently required to establish an HLIM.

At a meeting of the Company’s Board of Directors held on February 13, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy, and effectiveness of its implementation for the annual period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). In its report to the Board, the Program Administrator concluded that the Program is reasonably designed to comply with the Liquidity Rule to assess and manage liquidity risk of each Fund, was implemented adequately and effectively and operated for each Fund during the Reporting Period and each Fund was able to meet requests for redemptions without significant dilution of remaining investors’ interests in the Fund.

There can be no assurance that in the future the Program will achieve its objectives of reducing the risk that the Funds will be unable to meet their redemption obligations and mitigating the dilution of the interests of Fund shareholders. Please refer to the Funds’ Statement of Additional Information for more information regarding the Funds’ exposure to liquidity risk and other risks to which the Funds may be subject.

5. Approval of Investment Management Agreement

Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter by the board of directors of the Company (the “Board” or “Directors”) or a vote of a majority of the outstanding voting securities of each fund. In addition, the renewal must be approved by a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board or its standing committees consider at meetings during the year various factors that are relevant to the annual renewal of each fund’s Management Agreement, including the quality of services and support provided to each fund by the Adviser, the Adviser’s compliance program, including the effectiveness of

48	Annual Report | June 30, 2020

OTHER INFORMATION (Unaudited) (continued)

June 30, 2020

its implementation, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. Additionally, between regular Board meetings the Adviser provides the Board with updated financial information on the Adviser and strategic direction and marketing efforts.

On May 7, 2020, the Board, including a majority of the Independent Directors, met (the “Meeting”) with the Adviser, the Company’s outside legal counsel, independent legal counsel to the Independent Directors (“Independent Legal Counsel”) and others to consider information bearing on the continuation of the Management Agreement with respect to the Omni Tax-Managed Small-Cap Value Fund and Omni Small-Cap Value Fund (each a “Fund” and together, the “Funds”).

In reaching its decisions regarding the renewal of the Management Agreement for each Fund, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board and committee meetings, as applicable and as described above, as well as the information provided to it specifically in relation to the annual consideration of the approval of the continuation of the Management Agreement for each Fund.

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to the Board’s consideration of the renewal of the Management Agreement with respect to each Fund. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including information regarding:

●

investment performance over various time periods and the fees and expenses of the Fund as compared to a comparable group of funds as determined and prepared by Broadridge Financial Solutions, Inc. (hereinafter “Broadridge”), an independent provider of investment company data;

●	the nature, extent and quality of services provided by the Adviser to the Fund under the Management Agreement;

●	actual management fees paid by the Fund to the Adviser and a comparison of those fees with the management fees charged to other advisory clients of the Adviser, as applicable;

●	the Adviser’s costs of providing services to the Fund and the profitability of the Adviser from its relationship with the Fund;

●	the extent to which economies of scale would be realized as the Fund’s assets increase and whether fee levels reflect these economies of scale for the benefit of Fund investors; and

●	any potential “fall-out” or ancillary benefits accruing to the Adviser as a result of its relationship with the Fund.

In addition to evaluating the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the Independent Directors met with Independent Legal Counsel to review such information and materials prior to the Meeting. In addition, the Independent Directors met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement with respect to each Fund outside the presence of management during the Meeting.

The Board also was provided with a written description of its statutory responsibilities and the legal standards that are applicable to approval of the renewal of the Management Agreement.

Although the Management Agreement for both Funds was considered at the Meeting, the Directors considered the renewal of the Management Agreement with respect to each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions as reported by the Adviser. Furthermore, in evaluating the Management Agreement, the Directors also considered information provided by the Adviser concerning the following:

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OTHER INFORMATION (Unaudited) (continued)

June 30, 2020

●

the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund’s assets in accordance with the Fund’s investment objectives, policies and restrictions and how those services and fees differ from those for other advisory clients of the Adviser, as applicable;

●	information regarding the advisory fee rates and the expense limitation or fee waiver arrangements for each Fund;

●	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other advisory clients of the Adviser;

●	the Adviser’s risk assessment and management process;

●	the Adviser’s representation that it does not engage in pre-arranged soft dollar arrangements but that it may receive the benefits of research services provided by broker-dealers; and

●	the financial condition and stability of the Adviser.

In view of the broad scope and variety of factors and information considered by the Board, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund for an additional year. Rather, the Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes various factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the services provided to each Fund and any expected changes thereto, the qualifications, experience and duties of the Adviser’s personnel, the approximate amount of time those personnel devote to the Funds, recent and expected personnel changes, portfolio manager compensation arrangements, business continuity and succession planning, and enterprise risk management (including as it relates to cybersecurity risk). In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds.

Based on the totality of the information considered, the Directors concluded that they were satisfied with the nature, extent and quality of the services provided to each Fund by the Adviser, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

Investment Performance

The Board considered performance information provided by the Adviser for similarly managed accounts (if any) over the most recent six-month, one-year, three-year and five-year periods ended December 31, 2019 as well as Fund performance compared with its benchmark for one-year, three-year, five- year and since-inception periods ended December 31, 2019. The Board considered the Adviser’s representation that the differences in the performance of other small cap accounts and Fund performance were expected by the Adviser given differences in investment strategy and tax management practices.

In addition, Broadridge provided a report (the “Broadridge Report”) of comparative data regarding fees, expenses and investment performance for each Fund as compared to a peer group selected by Broadridge (“Peer Group”). The performance periods included total return over the most recent calendar year (“one-year period”) and the annualized total returns over the most recent three calendar year period (“three-year period”), five calendar year period (“five-year period”) and ten calendar year period (“ten-year period”), although neither of these Funds yet have a ten-year performance period. With regard to the performance information provided in the Broadridge Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

50	Annual Report | June 30, 2020

OTHER INFORMATION (Unaudited) (continued)

June 30, 2020

In particular, the Board considered the following performance information as of December 31, 2019 provided by the Adviser and from Broadridge:

●

With regard to the Omni Tax-Managed Small-Cap Value Fund, the Fund’s performance for the one-year and three-year periods was in the fifth quintile relative to its Peer Group, and in the third quintile for the five-year period. The Fund underperformed its primary benchmark over the one-year, three-year, five-year and since-inception periods. The Board considered the Adviser’s explanation that the Fund’s relative performance is generally attributable to its broader exposure to smaller capitalization and deeper value stocks relative to its Peer Group. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

●

With regard to the Omni Small-Cap Value Fund, the Fund’s performance for the one-year and three-year periods was in the fifth quintile relative to its Peer Group and in the fourth quintile for the five-year period. The Fund underperformed its primary benchmark over the one-year, three-year, five-year and since-inception periods. The Board considered the Adviser’s explanation that the Fund’s relative performance is generally attributable to its broader exposure to smaller capitalization and deeper value stocks relative to its Peer Group. Based on their review, the Directors concluded that the Fund’s overall performance was satisfactory relative to the performance of the funds in its Peer Group and its primary benchmark.

Fund Fees and Expenses

The Board considered information provided by the Adviser regarding the advisory fees it charges to other advisory clients and the reasons for any material differences between those fees and the fees it charges to the Funds. The Board also considered the Adviser’s views that, given investment performance and overall expenses, the Adviser believes the management fees for each Fund appear reasonable and appropriate given the distinctive features and design of each Fund, the disciplined implementation of the design by the Adviser, the relatively low management fees in each case, the performance results in line with design and investor expectations, and the profitability to the Adviser of each Fund. More specifically, with regard to management fee differences among the Funds and other small-cap funds advised by the Adviser, the Board considered the Adviser’s view that fee differences stem from market factors as well as the estimated growth rate of the Fund at the time of launch; the potential asset capacity of the Fund; the risks associated with providing the advisory services to the Fund; and estimated costs of providing the advisory services driven by the design complexity of the Fund (e.g., more complex design is higher cost due to the research and portfolio management time required).

The Board also considered the fees charged to other investment company and non-investment company clients of the Adviser, as well as the Adviser’s representation that the Adviser did not manage other clients comparable to these Funds.

The Board also considered information compiled by Broadridge comparing each Fund’s contractual management fee rate (using an assumed common asset level for the Fund and the other funds in the Peer Group), actual management fee rate (which included the effect of any fee waivers, and was derived from annual reports) and actual total expense ratios (which also included the effect of any fee waivers, and was derived from annual reports) as a percentage of average net assets as compared to other funds in its expense Peer Group. Broadridge’s contractual management fee data included both advisory fees and administrative services fees, except for the Funds. Broadridge excluded administrative services fees for the Funds from contractual management fee data because those fees are fixed (i.e., a stated dollar amount), as opposed to asset-based. More specifically, with respect to the Funds, the Adviser provides certain administrative services to the Funds pursuant to a separate contract, in exchange for an annual fixed fee (payable monthly) that the Adviser has represented approximates the cost of providing such services (which the Board considered in connection with profitability, as described below). Broadridge’s actual management fee data for the Funds and the other funds in the Peer Group included both advisory fees and administrative services fees. Thus, the contractual management fee rate in the Funds’ Broadridge comparisons did not reflect these administrative services fees, whereas the actual management fee rate in the Funds’ Broadridge comparisons included both advisory and administrative services fees.

With regard to the expense information provided in the Broadridge Report, the Board considered Fund expenses on a percentile and quintile basis as compared to each Fund’s Peer Group. For purposes of the expense data provided, Broadridge

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OTHER INFORMATION (Unaudited) (continued)

June 30, 2020

defines the first quintile as 20% of the funds in the applicable Peer Group with the lowest expenses and the fifth quintile as 20% of the funds in the applicable Peer Group with the highest expenses.

With respect to the Funds, the Board considered that each Fund’s contractual management fee, actual management fee and actual total expense ratio were in the first quintile of its applicable Peer Group.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each Fund to ensure that total expense levels do not increase above certain asset percentage levels. The Board also took into account that the Adviser had voluntarily reduced the expense limitations for both Funds effective on January 1, 2020.

The foregoing comparisons assisted the Board in determining to approve the continuance of the Management Agreement for each Fund by providing it with a basis for evaluating each Fund’s management fee and total expense ratio on a relative basis. Based on their review, the Directors concluded that each Fund’s management fee was reasonable in view of the services received by the Fund and the other factors considered.

Profitability

The Board reviewed the materials it received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2016, December 31, 2017, December 31, 2018 and December 31, 2019. The Board also considered the Adviser’s representations that it does not track expenses or maintain staff on a per Fund basis and accordingly the Adviser needed to make certain assumptions to allocate expenses on a Fund-by-Fund basis in order to calculate Fund-by-Fund profitability, making the process a subjective one. The Board also considered that the Adviser was operating some lines of business at a loss but that the Adviser’s overall business is profitable. Based on their review, the Directors concluded that the Adviser’s profitability from its relationship with each Fund was reasonable.

Economies of Scale

The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. With respect to whether economies of scale are expected to be realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, for each Fund, the current level of advisory fees charged and fee structure and concluded that the Adviser’s fee structure with respect to each Fund was appropriate at this time. The Board considered the Adviser’s explanation that although neither Fund has fee breakpoints in its management fee schedules, each Fund was priced low relative to peers and ahead of the economies of scale curve at launch. The Board noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

“Fall-out” or Ancillary Benefits

The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fall-out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board considered benefits related to track record and reputation, and portfolio trading and execution. The Board also considered the Adviser’s representations that it does not engage in pre-arranged soft dollar arrangements but that it may receive the benefits of research services provided by broker-dealers. In addition, the Board took into account that the Adviser receives administrative service fees from the Funds in exchange for providing certain administrative services to the Funds. The Board concluded that the benefits accruing to Adviser by virtue of its relationship with the Funds appeared to be reasonable.

* * * * *

Based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the continuation of the Management Agreement

52	Annual Report | June 30, 2020

OTHER INFORMATION (Unaudited) (continued)

June 30, 2020

for each Fund was in the best interests of the Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement for each Fund.

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DISCLOSURE OF FUND EXPENSES

June 30, 2020 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2020 and held until June 30, 2020.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses, based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/20	Ending Account Value at 6/30/20	Expense Ratio	Expenses Paid During Period* 1/1/20 - 6/30/20

Bridgeway Omni Small-Cap Value
Actual Fund Return	$1,000.00	$723.13	0.47%	$2.02
Hypothetical Fund Return	$1,000.00	$1,022.53	0.47%	$2.37

Bridgeway Omni Tax-Managed Small-Cap Value
Actual Fund Return	$1,000.00	$706.34	0.47%	$2.00
Hypothetical Fund Return	$1,000.00	$1,022.53	0.47%	$2.37

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (182) divided by the number of days in the fiscal year (366).

54	Annual Report | June 30, 2020

DIRECTORS & OFFICERS

June 30, 2020 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Karen S. Gerstner Age 65	Director	Term:1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Nine	None

Miles Douglas Harper, III* Age 57	Director	Term:1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013.	Nine	Calvert Funds (38 Portfolios)

Evan Harrel Age 59	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since 2012.	Nine	None

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DIRECTORS & OFFICERS (continued)

June 30, 2020 (Unaudited)

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 64	Director	Term:1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, Inc., since 2010; President, Bridgeway Capital Management, Inc., 1993 to 2010 and June 2015 to March 2016; President, Bridgeway Funds, June 2015 to June 2016; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.	Nine	None

56	Annual Report | June 30, 2020

DIRECTORS & OFFICERS (continued)

June 30, 2020 (Unaudited)

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 62	Vice President	Term:1 Year Length: 2004 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Deborah L. Hanna Age 55	Treasurer, Chief Compliance Officer and Secretary	Term:1 Year Length: Treasurer and Chief Compliance Officer April 2020 to Present. Secretary 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 65	Vice President	Term:1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010.	N/A	None

Tammira Philippe Age 46	President	Term:1 Year Length: May 2016 to Present.	President, Bridgeway Capital Management, Inc., since March 2016; Staff member, Bridgeway Capital Management, Inc., 2010 to March 2016.	N/A	None
*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 800-661-3550.

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been substantive amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

The Bridgeway Funds, Inc. Principal Executive and Financial Officers Code of Ethics was amended on April 1, 2020 to make minor clarifications and revise Exhibit A, Persons Covered by the Code of Ethics. The amended Code of Ethics is filed as an Exhibit to Item 13(a)(1).

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Miles Douglas Harper III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $216,400 for the fiscal year ended June 30, 2020 and $216,400 for the fiscal year ended June 30, 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2020 and $0 for the fiscal year ended June 30, 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $20,700 for the fiscal year ended June 30, 2020 and $20,000 for the fiscal year ended June 30, 2019. Tax services include the review of the Funds’ federal income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended June 30, 2020 and $0 for the fiscal year ended June 30, 2019.

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended June 30, 2020 and $0 for the fiscal year ended June 30, 2019.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Tammira Philippe Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Tammira Philippe Tammira Philippe, President and Principal Executive Officer (principal executive officer)
Date September 3, 2020

By (Signature and Title)*	/s/ Deborah L. Hanna Deborah L. Hanna, Treasurer and Principal Financial Officer (principal financial officer)

Date September 3, 2020

* Print the name and title of each signing officer under his or her signature.